                                                                    EXHIBIT 99.1

January 28, 1999


Board of Trustees
The Troy Savings Bank
32 2nd Street
Troy, NY 12180


Dear Board Members:

This report represents FinPro, Inc.'s ("FinPro") updated independent appraisal of the estimated pro forma market value of the common stock (the "Common Stock") of Troy Financial Corporation (the "Company") in connection with the Plan of Conversion (the "Conversion") of Troy Savings Bank, (the "Bank") from a New York state chartered mutual savings bank to a stock savings bank. As part of this conversion, the Bank will become a wholly owned subsidiary of the Company. In addition, the Company intends to establish the Troy Savings Bank Community Foundation as part of the Conversion with a contribution of its common stock.

This appraisal update is furnished pursuant to the Bank's result of operations for the year ended September 30, 1998 and market pricing as of January 22, 1999. FinPro's original appraisal report dated December 10, 1998 included the Bank's results for the year ended September 30, 1998 and market pricing as of December 3, 1998. FinPro's original appraisal report is incorporated herein by reference.

FinPro's original appraisal was based on the following assumptions:

     1.   The Bank would undertake a full conversion;

     2. The Bank would implement an 8% ESOP, funded internally and amortized over 10 years;


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Troy Financial Corporation, Appraisal Update                              Page 1

     3.   The Bank would implement a 4% MRP, amortized over 5 years;

     4. The net proceeds would be reinvested at a rate equal to the 1 year Treasury of 4.29% as of September 30, 1998, adjusted for the Bank's effective tax rate of 35% to 2.79%;

     5. The conversion expenses would be $1.2 million plus the underwriters commission of 1.1% on the non ESOP, director or executive officer purchases;

     6. The Troy Savings Bank Charitable Foundation (the "Charitable Foundation"), to which the Bank had contributed $1.0 million in cash in fiscal 1998 and had entered into a binding, irrevocable commitment to make a total of $4.0 million in additional scheduled payments in the years 1999, 2000 and 2001; and

     7. Upon completion of the Conversion, the establishment of The Troy Savings Bank Community Foundation (the "Community Foundation") to which the Company would transfer common stock equal to 8% of the shares sold in the Conversion.

This appraisal update is based on the same assumptions, with the exception of the percentage of the common stock to be transferred to the Community Foundation. The appraisal update is based on the transfer of common stock equal to 2.05% of the shares sold in the Conversion. The purpose of the reduction from 8% to 2.05% is to limit the total value donated to both foundations to 8% of the value of the shares sold in the conversion, at $10.00 per share.

In preparing this appraisal update, FinPro reviewed its original appraisal, and the Bank's prospectus. FinPro considered, among other factors, recent developments in stock market conditions and changes in the interest rate environment. FinPro reviewed sources of public information that FinPro believes are reliable; however, FinPro cannot guarantee the accuracy and completeness of such information.


--------------------------------------------------------------------------------
Troy Financial Corporation, Appraisal Update                              Page 2

FinPro's appraisal update is based upon the Bank's representation that the information contained in its prospectus and additional information furnished to us by same is truthful, accurate, and complete. FinPro did not independently verify the financial statements, and other information provided by the Bank, nor did FinPro independently value any of the Bank's assets or liabilities. This appraisal update considers the Bank only as a going concern and should not be considered as an indication of its liquidation value.

FINPRO'S VALUATION IS NOT INTENDED, AND MUST NOT BE CONSTRUED, AS A RECOMMENDATION OF ANY KIND AS TO THE ADVISABILITY OF PURCHASING SHARES OF COMMON STOCK IN THE CONVERSION. MOREOVER, BECAUSE SUCH VALUATION IS NECESSARILY BASED UPON ESTIMATES AND PROJECTIONS OF A NUMBER OF MATTERS, ALL OF WHICH ARE SUBJECT TO CHANGE FROM TIME TO TIME, NO ASSURANCE CAN BE GIVEN THAT PERSONS WHO PURCHASE SHARES OF COMMON STOCK IN THE CONVERSION WILL THEREAFTER BE ABLE TO SELL SUCH SHARES AT PRICES RELATED TO THE FOREGOING ESTIMATE OF THE BANK'S PRO FORMA MARKET VALUE. FINPRO, INC. IS NOT A SELLER OF SECURITIES WITHIN THE MEANING OF ANY FEDERAL OR STATE SECURITIES LAWS, AND ANY REPORT PREPARED BY FINPRO, INC. SHALL NOT BE USED AS AN OFFER OR SOLICITATION WITH RESPECT TO THE PURCHASE OR SALE OF ANY SECURITIES.

FinPro's opinion is based upon circumstances as of the date hereof, including current conditions in the United States securities markets. Events occurring after the date hereof, including, but not limited to, changes affecting the United States securities markets and subsequent results of operations of Troy Savings Bank could materially affect the assumptions used in preparing this opinion.




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Troy Financial Corporation, Appraisal Update                              Page 3

    UPDATED COMPARABLE GROUP
      FINANCIAL COMPARISONS


As the results of operations for the Bank are not yet available for the quarter ended December 31, 1998, the following figure presents the financial ratios for the Bank as of September 30, 1998 and the Comparable Group as of December 3, 1998 and January 22, 1999.

                       FIGURE 1 - KEY FINANCIAL INDICATORS

                                                       THE BANK AT OR
                                                        FOR THE YEAR
                                                            ENDED           COMPARABLE         COMPARABLE
                                                        SEPTEMBER 30,    GROUP MEDIAN AS    GROUP MEDIAN AS
                                                            1998            OF 1/22/99         OF 12/3/98
BALANCE SHEET DATA

Gross Loans to Deposits                                    80.52%            109.66%            109.29%
Total Net Loans to Assets                                  63.81%             71.17%             73.03%
Deposits to Assets                                         80.68%             67.52%             67.63%
Borrowed Funds to Assets                                    6.62%             21.52%             20.33%

BALANCE SHEET GROWTH

Asset Growth Rate                                           8.18%              8.90%              4.36%
Loan Growth Rate                                           -2.32%              5.77%              4.77%
Deposit Growth Rate                                         1.01%              8.14%              3.81%

CAPITAL

Equity to Assets                                            9.91%              9.37%              9.50%
Tangible Equity to Assets                                   9.80%              8.90%              9.14%
Intangible Assets to Equity                                 1.15%              0.13%              0.48%
Regulatory Core Capital to Assets                           9.89%              7.53%              7.94%
Equity + Reserves to Assets                                11.06%              9.73%              9.91%
Total Capital to Risk Adjusted Assets                      15.27%             11.56%             12.86%



--------------------------------------------------------------------------------
Troy Financial Corporation, Appraisal Update                              Page 4

                                                       THE BANK AT OR
                                                        FOR THE YEAR
                                                            ENDED           COMPARABLE         COMPARABLE
                                                        SEPTEMBER 30,    GROUP MEDIAN AS    GROUP MEDIAN AS
                                                            1998            OF 1/22/99         OF 12/3/98
ASSET QUALITY

Non-Performing Loans to Loans                               2.50%               0.19%              0.38%
Reserves to Non-Performing Loans                           70.91%             161.65%            263.81%
Non-Performing Assets to Assets                             1.89%               0.24%              0.30%
Non-Performing Assets to Equity                            19.03%               4.06%              4.59%
Reserves to Net Loans                                       1.81%               0.63%              0.68%
Reserves to Non-Performing Assets + 90 Days Del.           61.09%             138.79%            235.23%

PROFITABILITY

Return on Average Assets                                   -0.13%               0.99%              1.03%
Return on Average Equity                                   -1.20%              10.29%             11.03%

INCOME STATEMENT

Net Interest Margin                                         3.84%               3.10%              3.10%
Interest Income to Average Assets                           7.09%               7.21%              7.26%
Interest Expense to Average Assets                          3.57%               4.20%              4.27%
Net Interest Income to Average Assets                       3.52%               3.01%              3.01%
Noninterest Income to Average Assets                        0.38%               0.60%              0.58%
Noninterest Expense to Average Assets                       3.70%               2.11%              2.07%
Efficiency Ratio                                           78.28%              57.81%             56.30%
Overhead Ratio                                             75.32%              46.47%             46.45%


Source:  Offering Prospectus and SNL Securities.
Note: The Comparable Group data is the most recent available at the time indicated.

The Comparable Group's balance sheet ratios did not materially change, and therefore, neither has the relationship of the Bank to Comparable Group.

In terms of growth, the Comparable Group median asset and deposit growth rates more than doubled, however, the original appraisal provided a downward adjustment based partially on the Bank's lower levels of loan and deposit growth. No additional adjustment is warranted at this time.


--------------------------------------------------------------------------------
Troy Financial Corporation, Appraisal Update                              Page 5

The Comparable Group's capital ratios declined slightly, but the original appraisal provided a downward adjustment based partially on the higher capital level the Bank will have after the conversion. No additional adjustment is warranted at this time.

The Comparable Group's median reserve ratios declined, due more to a lack of reported data than to actual decrease in individual ratios. Therefore, no adjustment is warranted at this time.

The Comparable Group's median ROAA and ROAE declined slightly, but retain their advantage over the Bank's core ratios as reported in the original appraisal. Combined with the lack of material change in the Comparable Group's income statement ratios, no change is warranted to the original downward adjustment for earnings.

The relationship of the Bank's financial condition and results from operations to the Comparable Group's has not materially changed. As such, no changes from the original adjustments are warranted.



--------------------------------------------------------------------------------
Troy Financial Corporation, Appraisal Update                              Page 6

    THRIFT EQUITY MARKET

This section presents an analysis of the change in the equity market between December 3, 1998 and January 22, 1999. Since December 3, 1998 (the date of the market prices in FinPro's original appraisal), stock prices, as measured by the S&P 500 and Dow Jones indices, increased 6.53% and 2.71%, respectively. The market for thrift stocks, as measured by the SNL thrift index, has increased 2.54%. The index changes are as follows:


                        FIGURE 2 - PERIOD INDEX CHANGE

                                INDEX                            12/3/98        1/22/99       $ Change      % Change

SNL Index                                                              686.0        703.4          17.43          2.54%

S&P 500                                                              1,150.1      1,225.2          75.05          6.53%

Dow Jones Industrial Average                                         8,879.7      9,120.7         240.99          2.71%

All Fully Converted Thrifts Median Price to LTM Core EPS                16.3         15.7          (0.63)        -3.87%

State Fully Converted Thrifts Median Price to LTM Core EPS              17.8         17.8           0.05          0.28%

Comparables Median Price to LTM Core EPS                                15.8         16.3           0.44          2.78%

All Fully Converted Thrifts Median Price to Book                       116.9        116.0          (0.86)        -0.74%

State Fully Converted Thrifts Median Price to Book                     125.7        124.4          (1.30)        -1.04%

Comparables Median Price to Book                                       155.2        167.1          11.86          7.64%

All Fully Converted Thrifts Median Price to Tangible Book              122.4        120.5          (1.90)        -1.55%

State Fully Converted Thrifts Median Price to Tangible Book            128.7        128.5          (0.19)        -0.14%

Comparables Median Price to Tangible Book                              155.9        163.9           8.02          5.15%

All Fully Converted Thrifts Median Price to Assets                      14.7         14.1          (0.59)        -4.01%

State Fully Converted Thrifts Median Price to Assets                    18.0         15.4          (2.66)       -14.77%

Comparables Median Price to Assets                                      13.7         13.5          (0.23)        -1.65%

Source:  SNL Securities and FinPro Calculations



--------------------------------------------------------------------------------
Troy Financial Corporation, Appraisal Update                              Page 7

The median New York fully converted thrift stock price increase was 2.11%.


           FIGURE 3 - NEW YORK FULLY CONVERTED THRIFTS PRICE CHANGE

                                                   1/22/99    1/22/99   12/3/98
                                                    Market     Stock     Stock    Dollar  Percentage
                                                    Value      Price     Price    Change    Change
 Ticker                 Short Name                   ($M)       ($)       ($)
----------------------------------------------------------------------------------------------------
          NEW YOUR FULLY CONVERTED

  AHCI         Ambanc Holding Co., Inc.              65.52      16.00     16.00     0.00     0.00%
  ALBC            Albion Banc Corp.                   6.96       9.25      9.00     0.25     2.78%
  ALBK       ALBANK Financial Corporation                                 67.75
  ASFC      Astoria Financial Corporation         2,505.36      45.75     45.44     0.31     0.69%
  CATB      Catskill Financial Corporation           64.29      14.75     14.00     0.75     5.36%
   CNY           Carver Bancorp, Inc.                17.79       7.69      8.50    (0.81)   -9.55%
  CNYF           CNY Financial Corp.                 54.48      10.38      9.50     0.88     9.21%
  DCOM     Dime Community Bancshares, Inc.          246.43      21.25     24.88    (3.63)  -14.57%
   DME        Dime Bancorp, Incorporated          2,782.28      24.94     26.00    (1.06)   -4.08%
  ESBK         Elmira Savings Bank, FSB              17.35      23.88     22.50     1.38     6.11%
  FFIC      Flushing Financial Corporation          172.72      15.38     16.00    (0.63)   -3.91%
  FIBC         Financial Bancorp, Inc.                                    39.00
  GOSB        GSB Financial Corporation              30.39      14.00     14.00     0.00     0.00%
   GPT     GreenPoint Financial Corporation       3,092.54      32.00     36.75    (4.75)  -12.93%
  HAVN           Haven Bancorp, Inc.                127.25      14.38     17.00    (2.63)  -15.44%
  HRBT        Hudson River Bancorp Inc.             207.55      11.63     11.25     0.38     3.33%
  ICBC    Independence Community Bank Corp.       1,213.79      16.38     13.98     2.39    17.10%
   JSB           JSB Financial, Inc.                544.62      56.88     52.00     4.88     9.38%
  PEEK     Peekskill Financial Corporation           46.18      16.25     13.50     2.75    20.37%
  QCSB       Queens County Bancorp, Inc.            642.84      30.25     29.63     0.63     2.11%
  RCBK     Richmond County Financial Corp.          414.25      16.25     16.06     0.19     1.16%
  RELY          Reliance Bancorp, Inc.              265.53      30.50     28.88     1.63     5.63%
  ROSE            TR Financial Corp.                646.81      36.69     36.63     0.06     0.17%
  RSLN           Roslyn Bancorp, Inc.               879.75      21.25     18.38     2.88    15.65%
  SFED            SFS Bancorp, Inc.                  25.68      21.25     20.38     0.88     4.29%
   SIB       Staten Island Bancorp, Inc.            814.00      18.63     19.75    (1.13)   -5.70%
  SKAN         Skaneateles Bancorp Inc.              27.56      19.00     15.00     4.00    26.67%
  WSBI     Warwick Community Bancorp, Inc.          106.53      16.13     16.63    (0.50)   -3.01%
  YFCB      Yonkers Financial Corporation            41.92      15.38     13.81     1.56    11.31%



          State Average                             557.79      21.34     23.18     0.39     2.67%
          State Median                              172.72      16.38     17.00     0.31     2.11%

Source:  SNL Securities and FinPro Calculations


--------------------------------------------------------------------------------
Troy Financial Corporation, Appraisal Update                              Page 8

The Comparable Group experienced an average increase in stock price of 1.03% and median increase of 0.31%.


                      FIGURE 4 - COMPARABLE PRICE CHANGE


                                                   1/22/99    1/22/99   12/3/98
                                                    Market     Stock     Stock   Dollar  Percentage
                                                    Value      Price     Price   Change    Change
 Ticker                 Short Name                   ($M)       ($)       ($)
----------------------------------------------------------------------------------------------------
         COMPARABLE GROUP

BFD      BostonFed Bancorp, Inc.                     95.86     18.75     18.50    0.25      1.35%
CFSB     CFSB Bancorp, Inc.                         187.75     23.00     23.13   (0.13)    -0.54%
FFYF     FFY Financial Corp.                        135.02     34.88     32.88    2.00      6.08%
FBBC     First Bell Bancorp, Inc.                    95.32     15.63     15.63    0.00      0.00%
FNGB     First Northern Capital Corporation         107.37     12.25     12.75   (0.50)    -3.92%
HMNF     HMN Financial, Inc.                         64.65     12.00     13.25   (1.25)    -9.43%
HOMF     Home Federal Bancorp                       116.82     23.00     26.75   (3.75)   -14.02%
MECH     MECH Financial, Inc.                       170.86     32.25     27.75    4.50     16.22%
MWBX     MetroWest Bank                              89.11      6.25      6.75   (0.50)    -7.41%
OFCP     Ottawa Financial Corporation               130.15     23.50     21.50    2.00      9.30%
PBKB     People's Bancshares, Inc.                   68.00     20.50     20.38    0.13      0.61%
SFIN     Statewide Financial Corp.                   77.34     18.25     16.00    2.25     14.06%



         Comparable Average                         111.52     20.02     19.60    0.42      1.03%
         Comparable Median                          101.62     19.63     19.44    0.06      0.31%

Source:  SNL Securities and FinPro Calculations


--------------------------------------------------------------------------------
Troy Financial Corporation, Appraisal Update                              Page 9

The median change in price to LTM Core EPS for all New York fully converted thrifts was 2.08% and the median change in price to book and price to tangible book value was 2.76%.

         FIGURE 5 - NEW YORK FULLY CONVERTED THRIFTS MULTIPLE CHANGES

                                                1/22/99      12/3/98                    1/22/99    12/3/98
                                                  Core         Core    Percentage        Book       Book     Percentage
                                                LTM EPS      LTM EPS     Change          Value      Value      Change
 Ticker                Short Name                 (x)          (x)        (x)             (%)        (%)        (%)
--------------------------------------------------------------------------------------------------------------------------
          NEW YORK FULLY CONVERTED

 AHCI           Ambanc Holding Co., Inc.         26.23        26.23       0.00%          109.29    109.29      0.00%
 ALBC              Albion Banc Corp.             18.14        17.65       2.78%          109.21    106.26      2.78%
 ALBK         ALBANK Financial Corporation                    20.35                                230.52
 ASFC        Astoria Financial Corporation       15.40        14.90       3.36%          177.39    132.67     33.71%
 CATB        Catskill Financial Corporation      16.21        15.38       5.40%           94.79     89.97      5.36%
 CNY              Carver Bancorp, Inc.           17.88        19.77      -9.56%           49.19     54.38     -9.54%
 CNYF             CNY Financial Corp.               NA           NA          NA              NA        NA         NA
 DCOM       Dime Community Bancshares, Inc.      18.32        21.44     -14.55%          138.26    161.84    -14.57%
 DME           Dime Bancorp, Incorporated        11.71        14.29     -18.05%          200.79    217.39     -7.64%
 ESBK           Elmira Savings Bank, FSB         16.24        15.31       6.07%          113.96    107.40      6.11%
 FFIC        Flushing Financial Corporation      15.85        16.49      -3.88%          127.07    132.23     -3.90%
 FIBC           Financial Bancorp, Inc.                       22.67                                228.34
 GOSB          GSB Financial Corporation         35.00        35.00       0.00%           98.31     98.31      0.00%
 GPT        GreenPoint Financial Corporation     16.24        17.75      -8.51%          148.77    171.73    -13.37%
 HAVN             Haven Bancorp, Inc.            15.63        18.48     -15.42%          103.87    122.83    -15.44%
 HRBT          Hudson River Bancorp Inc.            NA           NA          NA           84.00     81.76      2.74%
 ICBC      Independence Community Bank Corp.        NA           NA          NA          132.81    113.23     17.29%
 JSB              JSB Financial, Inc.            13.41        12.26       9.38%          145.57    133.09      9.38%
 PEEK       Peekskill Financial Corporation      23.55        19.57      20.34%          108.12     89.82     20.37%
 QCSB         Queens County Bancorp, Inc.        24.59        24.09       2.08%          378.60    370.78      2.11%
 RCBK       Richmond County Financial Corp.         NA           NA          NA          136.78    128.71      6.27%
 RELY            Reliance Bancorp, Inc.          14.95        14.96      -0.07%          150.54    139.83      7.66%
 ROSE              TR Financial Corp.            18.25        18.22       0.16%          231.18    230.78      0.17%
 RSLN             Roslyn Bancorp, Inc.           17.86        15.44      15.67%          148.60    128.50     15.64%
 SFED              SFS Bancorp, Inc.             22.61        21.68       4.29%          115.99    111.22      4.29%
 SIB          Staten Island Bancorp, Inc.        17.74           NA          NA          121.65    128.83     -5.57%
 SKAN           Skaneateles Bancorp Inc.         18.10        14.29      26.66%          146.60    115.74     26.66%
 WSBI       Warwick Community Bancorp, Inc.         NA           NA          NA          117.44    121.09     -3.01%
 YFCB        Yonkers Financial Corporation       14.64        13.16      11.25%          100.29     90.10     11.31%

          State Average                          18.57        18.67       1.78%          138.04    140.95      3.80%
          State Median                           17.80        17.75       2.08%          124.36    125.67      2.76%

                                                   1/22/99     12/3/98
                                                   Tangible    Tangible    Percentage       1/22/99     12/3/98
                                                   Bk Value    Bk Value      Change          Assets      Assets
 Ticker                Short Name                    (%)         (%)          (%)             (%)         (%)
----------------------------------------------------------------------------------------------------------------
          NEW YORK FULLY CONVERTED

 AHCI           Ambanc Holding Co., Inc.           109.29       109.29        0.00%          11.85       11.85
 ALBC              Albion Banc Corp.               109.21       106.26        2.78%           9.53        9.27
 ALBK         ALBANK Financial Corporation                      287.08                                   21.81
 ASFC        Astoria Financial Corporation         214.79       182.34       17.80%          12.17        9.50
 CATB        Catskill Financial Corporation         94.79        89.97        5.36%          20.42       19.39
 CNY              Carver Bancorp, Inc.              50.78        56.14       -9.55%           4.14        4.57
 CNYF             CNY Financial Corp.                  NA           NA           NA             NA          NA
 DCOM       Dime Community Bancshares, Inc.        158.94       186.05      -14.57%          14.28       16.71
 DME           Dime Bancorp, Incorporated          240.95       263.16       -8.44%          12.47       13.71
 ESBK           Elmira Savings Bank, FSB           113.96       107.40        6.11%           7.46        7.03
 FFIC        Flushing Financial Corporation        131.97       137.34       -3.91%          15.25       15.87
 FIBC           Financial Bancorp, Inc.                         229.14                                   20.91
 GOSB          GSB Financial Corporation            98.31        98.31        0.00%          23.47       23.47
 GPT        GreenPoint Financial Corporation       341.88       400.76      -14.69%          22.14       25.68
 HAVN             Haven Bancorp, Inc.              108.49       128.30      -15.44%           5.48        6.48
 HRBT          Hudson River Bancorp Inc.            84.12        81.88        2.74%          24.89       24.17
 ICBC      Independence Community Bank Corp.       140.44       119.83       17.20%          22.84       20.62
 JSB              JSB Financial, Inc.              145.57       133.09        9.38%          35.75       32.69
 PEEK       Peekskill Financial Corporation        108.12        89.82       20.37%          23.25       19.32
 QCSB         Queens County Bancorp, Inc.          378.60       370.78        2.11%          37.97       37.18
 RCBK       Richmond County Financial Corp.        137.25       129.12        6.30%          23.59       25.08
 RELY            Reliance Bancorp, Inc.            221.34       203.06        9.00%          10.74       10.40
 ROSE              TR Financial Corp.              231.18       230.78        0.17%          15.46       15.43
 RSLN             Roslyn Bancorp, Inc.             149.23       129.04       15.65%          23.65       20.45
 SFED              SFS Bancorp, Inc.               115.99       111.22        4.29%          14.57       13.97
 SIB          Staten Island Bancorp, Inc.          125.00       132.11       -5.38%          21.55       26.60
 SKAN           Skaneateles Bancorp Inc.           149.84       118.30       26.66%          10.13        7.99
 WSBI       Warwick Community Bancorp, Inc.        117.44       121.09       -3.01%          25.18       25.96
 YFCB        Yonkers Financial Corporation         100.29        90.10       11.31%          10.94        9.83

          State Average                            152.99       158.63        3.16%          17.66       17.71
          State Median                             128.49       128.67        2.76%          15.36       18.02


Source SNL Securities and FinPro Calculations


The median change in the Comparable Group's price to LTM Core EPS was (1.80%), and the median change in the price to book and price to tangible book values were (0.56%) and (0.54%), respectively.


                    FIGURE 6 - COMPARABLE MULTIPLE CHANGES

                                                        1/22/99    12/3/98                   1/22/99     12/3/98
                                                         Core       Core    Percentage        Book        Book    Percentage
                                                        LTM EPS    LTM EPS    Change          Value       Value     Change
 Ticker                  Short Name                       (x)        (x)       (x)             (%)         (%)       (%)
-----------------------------------------------------------------------------------------------------------------------------
                COMPARABLE GROUP

BFD       BostonFed Bancorp, Inc.                        13.11      13.70     -4.31%         111.34      111.99     -0.58%
CFSB      CFSB Bancorp, Inc.                             17.16      17.26     -0.58%         276.77      278.28     -0.54%
FFYF      FFY Financial Corp.                            17.35      16.77      3.46%         163.89      154.78      5.89%
FBBC      First Bell Bancorp, Inc.                       11.57      11.93     -3.02%         129.03      131.30     -1.73%
FNGB      First Northern Capital Corporation             16.33      17.00     -3.94%         141.13      148.77     -5.14%
HMNF      HMN Financial, Inc.                            16.22      17.91     -9.44%          94.71      104.58     -9.44%
HOMF      Home Federal Bancorp                           11.98      13.93    -14.00%         170.24      198.00    -14.02%
MECH      MECH Financial, Inc.                           19.79      15.86     24.78%         179.17      155.64     15.12%
MWBX      MetroWest Bank                                 10.96      12.27    -10.68%         176.55      193.41     -8.72%
OFCP      Ottawa Financial Corporation                   17.28      15.81      9.30%         177.36      162.26      9.31%
PBKB      People's Bancshares, Inc.                      10.46      10.40      0.58%         207.70      206.43      0.62%
SFIN      Statewide Financial Corp.                      23.10      20.25     14.07%         127.80      112.04     14.07%

          Comparable Average                             15.44      15.26      0.52%         162.97      163.12      0.40%
          Comparable Median                              16.28      15.84     -1.80%         167.07      155.21     -0.56%


                                                        1/22/99     12/3/98
                                                        Tangible    Tangible   Percentage        1/22/99     12/3/98
                                                        Bk Value    Bk Value     Change          Assets      Assets
 Ticker                  Short Name                        (%)         (%)        (%)             (%)         (%)
---------------------------------------------------------------------------------------------------------------------
                COMPARABLE GROUP

BFD       BostonFed Bancorp, Inc.                        115.24      115.84       -0.52%          8.42         9.06
CFSB      CFSB Bancorp, Inc.                             276.77      278.28       -0.54%         21.65        21.77
FFYF      FFY Financial Corp.                            163.89      154.78        5.89%         20.07        19.77
FBBC      First Bell Bancorp, Inc.                       129.03      131.30       -1.73%         12.42        12.97
FNGB      First Northern Capital Corporation             141.13      148.77       -5.14%         14.92        15.80
HMNF      HMN Financial, Inc.                            103.36      114.13       -9.44%          9.13        10.09
HOMF      Home Federal Bancorp                           174.51      202.96      -14.02%         16.37        19.04
MECH      MECH Financial, Inc.                               NA      156.96           NA         16.76        15.31
MWBX      MetroWest Bank                                 176.55      193.41       -8.72%         12.91        14.38
OFCP      Ottawa Financial Corporation                   216.79      198.34        9.30%         13.99        12.80
PBKB      People's Bancshares, Inc.                      211.12      209.84        0.61%          7.63         7.58
SFIN      Statewide Financial Corp.                      127.98      112.20       14.06%         11.99        10.51

          Comparable Average                             166.94      168.07       -0.93%         13.86        14.09
          Comparable Median                              163.89      155.87       -0.54%         13.45        13.68

Source: SNL Securities and FinPro Calculations


--------------------------------------------------------------------------------
Troy Financial Corporation, Appraisal Update                             Page 10

    ACQUISITION MARKET

The number of acquisitions fell off the pace in the fourth quarter of 1998.


              FIGURE 7 - DEALS BY COUNT FOR LAST FIFTEEN QUARTERS


                          Bank              Thrift
1995-2                     85                 35
1995-3                     92                 27
1995-4                     80                 22
1996-1                     79                 22
1996-2                     87                 29
1996-3                     91                 21
1996-4                     82                 19
1997-1                     66                 25
1997-2                     79                 32
1997-3                    102                 17
1997-4                     97                 37
1998-1                     97                 26
1998-2                    126                 26
1998-3                    100                 25
1998-4                     29                  9
1999-1*                     7                  1

        *  - 1999-1 is quarter to date through 1/22/99.

Source:  SNL Securities



--------------------------------------------------------------------------------
Troy Financial Corporation, Appraisal Update                            Page 11

Thrift acquisition prices increased in 1997 and either increased again in 1998 or remained high relative to 1995 and 1996. The 1999 multiples, though up on a book, asset and deposit basis, represent only one deal and are, therefore, not truly comparable to the multiples for the 86 deals in 1998.



                    FIGURE 8 - THRIFT ACQUISITION MULTIPLES

-----------------------------------------------------------------------------------------------------------------------
MEDIAN PRICE TO LTM EARNINGS                    1995            1996             1997            1998         1999 YTD
Thrifts - Nationwide                             18.4            17.6             24.6            27.2          24.5
Thrifts - Mid-Atlantic                           17.9            17.0             21.7            26.6           NA
Thrifts - Deal Value $100 - $500 Million         17.4            15.2             24.4            25.8          24.5

AVERAGE PRICE TO BOOK

Thrifts - Nationwide                            144.7           149.5            184.2           211.9         223.2
Thrifts - Mid-Atlantic                          156.5           156.9            212.5           203.8           NA
Thrifts - Deal Value $100 - $500 Million        149.4           148.6            195.7           219.5         223.2

AVERAGE PRICE TO TANGIBLE BOOK

Thrifts - Nationwide                            150.0           153.6            191.0           219.4         223.2
Thrifts - Mid-Atlantic                          157.6           159.4            228.7           212.1           NA
Thrifts - Deal Value $100 - $500 Million        155.8           162.4            214.0           232.3         223.2

AVERAGE PRICE TO ASSETS

Thrifts - Nationwide                             14.8            15.0             18.3            22.2          30.8
Thrifts - Mid-Atlantic                           15.3            17.7             16.5            23.4           NA
Thrifts - Deal Value $100 - $500 Million         15.5            14.1             19.8            23.7          30.8

AVERAGE PRICE TO DEPOSITS

Thrifts - Nationwide                             19.2            19.9             24.8            30.1          51.0
Thrifts - Mid-Atlantic                           20.3            24.5             26.1            32.4           NA
Thrifts - Deal Value $100 - $500 Million         20.8            20.2             28.6            34.9          51.0
----------------------------------------------------------------------------------------------------------------------







--------------------------------------------------------------------------------
Troy Financial Corporation, Appraisal Update                            Page 12

    RECENT STANDARD CONVERSIONS

The following table illustrates the performance of recent standard conversions traded on a major exchange. Since September 30, 1998, seven of the nine conversions are trading within 15% of their IPO price.


                     FIGURE 9 -RECENT STANDARD CONVERSIONS


                                                                                ---------------------------------------------------
                                                                                             PERCENT CHANGE FROM IPO
                                                                                ---------------------------------------------------
                                                                                 AFTER      AFTER      AFTER     AFTER
                                                                     IPO PRICE   1 DAY      1 WEEK    1 MONTH   3 MONTHS    TO DATE
  TICKER                  SHORT NAME                    IPO DATE        ($)       (%)         (%)       (%)        (%)        (%)
-----------------------------------------------------------------------------------------------------------------------------------
COHB       Cohoes Bancorp Inc.                            01/04/99     10.000    13.75%     15.31%       N/A       N/A       9.38%
FPFC       First Place Financial Corp.                    01/04/99     10.000     7.50%     14.38%       N/A       N/A       9.38%
           ------------------------------------------------------------------------------------------------------------------------
Q1`99      AVERAGE                                                               10.63%     14.85%     -         -           9.38%
           MEDIAN                                                                10.63%     14.85%     -         -           9.38%
           ------------------------------------------------------------------------------------------------------------------------
LNCB       Lincoln Bancorp                                12/30/98     10.000     8.75%     10.00%       N/A       N/A      10.63%
SPN        Security of Pennsylvania Financial Corp.       12/30/98     10.000     5.63%      0.00%       N/A       N/A      -3.75%
ISFC       Innes Street Financial Corp.                   12/29/98     10.000       N/A     31.25%       N/A       N/A      36.25%
VCAP       Virginia Capital Bancshares, Inc.              12/23/98     10.000    26.88%     30.63%       N/A       N/A      34.38%
SCFS       Seacoast Financial Services Corporation        11/20/98     10.000     3.13%      0.63%    -1.25%       N/A      10.00%
FNFI       First Niles Financial Inc.                     10/27/98     10.000    15.00%      8.75%    13.75%       N/A      10.00%
CNYF       CNY Financial Corp.                            10/06/98     10.000    -5.00%     -4.37%    -7.50%     2.50%       3.75%
           ------------------------------------------------------------------------------------------------------------------------
Q4`98      AVERAGE                                                                9.07%     10.98%     1.67%     2.50%      14.47%
           MEDIAN                                                                 7.19%      8.75%    -1.25%     2.50%      10.00%
           ------------------------------------------------------------------------------------------------------------------------
CITZ       CFS Bancorp Inc.                               07/24/98     10.000    14.38%     10.63%     0.00%    -2.50%       2.50%
UCFC       United Community Finl Corp.                    07/09/98     10.000    50.00%     50.00%    57.50%    30.00%      36.25%
HRBT       Hudson River Bancorp                           07/01/98     10.000    25.63%     33.75%    33.75%     1.25%      16.25%
           ------------------------------------------------------------------------------------------------------------------------
Q3`98      AVERAGE                                                               30.00%     31.46%    30.42%     9.58%      18.33%
           MEDIAN                                                                25.63%     33.75%    33.75%     1.25%      16.25%
           ------------------------------------------------------------------------------------------------------------------------
FKAN       First Kansas Financial Corp.                   06/29/98     10.000    23.13%     23.75%    16.88%     3.75%       5.00%
CFKY       Columbia Financial of Kentucky                 04/15/98     10.000    71.25%     57.50%    62.50%    38.75%      38.75%
EFC        EFC Bancorp Inc.                               04/07/98     10.000    47.50%     48.75%    43.75%    32.50%      11.25%
HBSC       Heritage Bancorp Inc.                          04/07/98     15.000    48.75%     46.25%    45.83%    32.50%      37.09%
NEP        Northeast PA Financial Corp.                   04/01/98     10.000    55.00%     53.13%    55.00%    41.25%       8.75%
           ------------------------------------------------------------------------------------------------------------------------
Q2`98      AVERAGE                                                               49.13%     45.88%    44.79%    29.75%      20.17%
           MEDIAN                                                                48.75%     48.75%    45.83%    32.50%      11.25%
           ------------------------------------------------------------------------------------------------------------------------
BYS        Bay State Bancorp, Inc.                        03/30/98     20.000    46.88%     49.38%    50.00%    34.38%       9.38%
HLFC       Home Loan Financial Corp.                      03/26/98     10.000    52.50%     58.75%    67.50%    51.25%      25.00%
CAVB       Cavalry Bancorp, Inc.                          03/17/98     10.000   105.63%    133.75%   141.25%   122.50%     109.38%
ICBC       Independence Community Bank Corp.              03/17/98     10.000    72.50%     76.88%    78.75%    57.50%      63.75%
RCBK       Richmond County Financial Corp.                02/18/98     10.000    63.13%     59.38%    73.75%    86.88%      62.50%
HFBC       HopFed Bancorp, Inc.                           02/09/98     10.000    68.13%     60.00%    67.50%   118.75%      77.50%
TSBK       Timberland Bancorp, Inc.                       01/13/98     10.000    45.00%     61.88%    58.75%    80.00%      24.38%
MYST       Mystic Financial, Inc.                         01/09/98     10.000    44.38%     50.63%    50.63%    76.25%      22.50%
UTBI       United Tennessee Bankshares, Inc.              01/05/98     10.000    47.50%     40.00%    38.75%    50.00%      22.50%
           ------------------------------------------------------------------------------------------------------------------------
Q1`98      AVERAGE                                                               60.63%     65.63%    69.65%    75.28%      46.32%
           MEDIAN                                                                52.50%     59.38%    67.50%    76.25%      25.00%
           ------------------------------------------------------------------------------------------------------------------------
           ------------------------------------------------------------------------------------------------------------------------
1998 YTD   AVERAGE                                                               40.68%     41.30%    47.35%    47.64%      28.08%
           MEDIAN                                                                46.88%     47.50%    50.32%    40.00%      22.50%
           ------------------------------------------------------------------------------------------------------------------------


                                                             CURRENT
                                                           STOCK PRICE
  TICKER                  SHORT NAME                         1/22/99
-----------------------------------------------------------------------
COHB       Cohoes Bancorp Inc.                               10.938
FPFC       First Place Financial Corp.                       10.938
           ------------------------------------------------------------
Q1`99      AVERAGE                                           10.938
           MEDIAN                                            10.938
           ------------------------------------------------------------
LNCB       Lincoln Bancorp                                   11.063
SPN        Security of Pennsylvania Financial Corp.           9.625
ISFC       Innes Street Financial Corp.                      13.625
VCAP       Virginia Capital Bancshares, Inc.                 13.438
SCFS       Seacoast Financial Services Corporation           11.000
FNFI       First Niles Financial Inc.                        11.000
CNYF       CNY Financial Corp.                               10.375
           ------------------------------------------------------------
Q4`98      AVERAGE                                           11.447
           MEDIAN                                            11.000
           ------------------------------------------------------------
CITZ       CFS Bancorp Inc.                                  10.250
UCFC       United Community Finl Corp.                       13.625
HRBT       Hudson River Bancorp                              11.625
           ------------------------------------------------------------
Q3`98      AVERAGE                                           11.833
           MEDIAN                                            11.625
           ------------------------------------------------------------
FKAN       First Kansas Financial Corp.                      10.500
CFKY       Columbia Financial of Kentucky                    13.875
EFC        EFC Bancorp Inc.                                  11.125
HBSC       Heritage Bancorp Inc.                             20.563
NEP        Northeast PA Financial Corp.                      10.875
           ------------------------------------------------------------
Q2`98      AVERAGE                                           13.388
           MEDIAN                                            11.125
           ------------------------------------------------------------
BYS        Bay State Bancorp, Inc.                           21.875
HLFC       Home Loan Financial Corp.                         12.500
CAVB       Cavalry Bancorp, Inc.                             20.938
ICBC       Independence Community Bank Corp.                 16.375
RCBK       Richmond County Financial Corp.                   16.250
HFBC       HopFed Bancorp, Inc.                              17.750
TSBK       Timberland Bancorp, Inc.                          12.438
MYST       Mystic Financial, Inc.                            12.250
UTBI       United Tennessee Bankshares, Inc.                 12.250
           ------------------------------------------------------------
Q1`98      AVERAGE                                           15.847
           MEDIAN                                            16.250
           ------------------------------------------------------------
           ------------------------------------------------------------
1998 YTD   AVERAGE                                            13.55
           MEDIAN                                             12.34
           ------------------------------------------------------------

Source: SNL Securities and FinPro Calculations











--------------------------------------------------------------------------------
Troy Financial Corporation, Appraisal Update                            Page 13

    PENDING STANDARD CONVERSIONS


The following charts illustrate the relationship of the Bank's price to book and price to earnings multiples to other pending standard conversions.


                  FIGURE 10 -PENDING STANDARD CONVERSIONS P/B


Comparison of P/B Multiples at Midpoint of EVR for Pending Standard Conversions



                                    [CHART]




Source: The SNL Conversion Watch












--------------------------------------------------------------------------------
Troy Financial Corporation, Appraisal Update                            Page 14

                  FIGURE 11 -PENDING STANDARD CONVERSIONS P/E


Comparison of P/E Multiples at Midpoint of EVR for Pending Standard Conversions




                                    [CHART]




Source: The SNL Conversion Watch

As the following table demonstrates, the price to book discount to the average pending conversion is (2.44%) and to the median is (0.81%). The price to earnings premium to the average pending conversion, however, is 26.41% and the median is 17.39%.


              FIGURE 12 -PREMIUM/(DISCOUNT) TO PENDING CONVERSIONS

            ----------------------------------------------------------------------
            Institution                                     P/B          P/E
            ----------------------------------------------------------------------
            First Bancorp of Indiana                           61.01        19.23
            Palmyra Savings & Building Assoc. FA               61.92        18.52
            Community Savings Bank                             62.00        26.30
            Woronoco Bancorp                                   64.94        10.93
            South Jersey Financial Corp                        65.32        11.01
            ----------------------------------------------------------------------
            Average                                            63.04        17.20
            Median                                             62.00        18.52
            ----------------------------------------------------------------------

            Troy                                               61.50        21.74

            ----------------------------------------------------------------------
            Premium/(Discount):     Average                   -2.44%       26.41%
                                   Median                     -0.81%       17.39%
            ----------------------------------------------------------------------

Source: The SNL Conversion Watch and FinPro computations












--------------------------------------------------------------------------------
Troy Financial Corporation, Appraisal Update                            Page 15

    VALUATION DETERMINATION

As in our initial appraisal, FinPro has analyzed the pro forma price to earnings, pro forma price to tangible book and pro forma price to book ratios in combination with one another in determining an appropriate pro forma estimated market value for the Bank. FinPro has considered the price to assets ratio as well in its valuation approach. Additional supporting data is as follows:

         Exhibit 4 - Multiples of the Comparable Group - Pricing Data as of
                     December 3, 1998 and January 22, 1999

         Exhibit 5 - Industry Multiples as of January 22, 1999

         Exhibit 6 - Selected Data on the Comparable Group

         Exhibit 7 - Standard Conversions - 1997 to Date

Since the date of the original appraisal, the median change in Comparable Group stock price was 0.31% (Figure 4) and the median change in the New York fully converted thrift stock price was 2.11% (Figure 3). The SNL index increased 2.54%, while the S&P and Dow Jones indices increased 6.53% and 2.71%, respectively (Figure 2). The relatively minimal shift in the Comparable stock prices, the thrift indices, recent standard conversions and the relationship of the pro forma multiples to pending conversions would indicate that no change is warranted to the original pro forma pricing multiples.












--------------------------------------------------------------------------------
Troy Financial Corporation, Appraisal Update                            Page 16

Based upon these factors, FinPro believes that the valuation range without a foundation should not change from the original appraisal and is still $92,500,000 at the midpoint, $78,625,000 at the minimum and $106,375,000 at the maximum ($122,331,250 at the supermaximum).


       FIGURE 13 - VALUATION RANGE OF FULL OFFERING WITHOUT FOUNDATION



                                   Total Shares        Price            Total
Conclusion                            Shares         Per Share          Value
--------------------------------   ------------------------------------------------
Appraised Value - Midpoint          9,250,000      $      10        $  92,500,000

Range:
  - Minimum                         7,862,500      $      10           78,625,000
  - Maximum                        10,637,500             10          106,375,000
  - Super Maximum                  12,233,125             10          122,331,250

Source:  FinPro Computations

At the midpoint, the $10.00 stock price remains at 61.50% of pro forma book value, 61.84% of pro forma tangible book value, 21.74 times the pro forma core earnings per share and 11.62% of pro forma assets.


      FIGURE 14 - PRICING MULTIPLES OF FULL OFFERING WITHOUT FOUNDATION


                                          -------------------------------------------------------------------------
                                            Bank           Comparables            State              National
                                          -------------------------------------------------------------------------
                                                         Mean      Median     Mean     Median     Mean     Median
                                                         ----      ------     ----     ------     ----     ------
                                        Min      19.61
Price-Core Earnings Ratio P/E           Mid      21.74     15.44     16.28     18.57      17.80      19.91     15.67
-----------------------------           Max      24.39
                                        Smax     26.32

                                        Min     56.85%
Price-to-Book Ratio P/B                 Mid     61.50%   162.97%   167.70%   138.04%    124.30%    130.48%   115.99%
-----------------------                 Max     65.49%
                                        Smax    69.35%

                                        Min     57.18%
Price-to-Tangible Book Ratio P/TB       Mid     61.84%   166.94%   163.89%   152.99%    128.49%   137.83%    120.54%
---------------------------------       Max     65.83%
                                        Smax    69.69%

                                        Min     10.03%
Price-to-Assets Ratio P/A               Mid     11.62%    13.86%    13.45%    17.66%     15.36%    15.50%     14.12%
-------------------------               Max     13.16%
                                        Smax    14.88%

Source:  FinPro Computations







--------------------------------------------------------------------------------
Troy Financial Corporation, Appraisal Update                            Page 17

The valuation range with a foundation increases, due to the reduction of the foundation percentage from 8% to 2.05%, to $89,100,000 at the midpoint, $75,735,000 at the minimum and $102,465,000 at the maximum ($117,834,750 at the maximum as adjusted).


    FIGURE 15 - UPDATED VALUATION RANGE OF FULL OFFERING WITH A FOUNDATION


                                       Total Shares       Price             Total
Conclusion                                Shares        Per Share           Value
---------------------------------    ------------------------------------------------
Appraised Value - Midpoint               8,910,000       $   10        $   89,100,000

Range:
  - Minimum                              7,573,500       $   10            75,735,000
  - Maximum                             10,246,500           10           102,465,000
  - Super Maximum                       11,783,475           10           117,834,750

Source:  FinPro Computations

At the midpoint, the $10.00 stock price remains at 61.50% of pro forma book value, drops to 61.84% (from 61.88%) of pro forma tangible book value, remains
21.74 times the pro forma core earnings per share and increases to 11.62% (from 10.91%) of pro forma assets.

   FIGURE 16 - UPDATED PRICING MULTIPLES OF FULL OFFERING WITH A FOUNDATION


                                       -----------------------------------------------------------------------
                                          Bank          Comparables           State              National
                                       -----------------------------------------------------------------------
                                                      Mean     Median     Mean     Median     Mean     Median
                                                      ----     ------     ----     ------     ----     ------
                                    Min      19.61
Price-Core Earnings Ratio P/E       Mid      21.74     15.44     16.28     18.57     17.80     19.91     15.67
-----------------------------       Max      24.39
                                    Smax     27.03

                                    Min     56.75%
Price-to-Book Ratio P/B             Mid     61.50%   162.97%   167.70%   138.04%   124.30%   130.48%   115.99%
-----------------------             Max     65.57%
                                    Smax    69.49%

                                    Min     57.11%
Price-to-Tangible Book Ratio P/TB   Mid     61.84%   166.94%   163.89%   152.99%   128.49%   137.83%   120.54%
---------------------------------   Max     65.92%
                                    Smax    69.83%

                                    Min      9.89%
Price-to-Assets Ratio P/A           Mid     11.46%    13.86%    13.45%    17.66%    15.36%    15.50%    14.12%
-------------------------           Max     12.99%
                                    Smax    14.69%

Source: FinPro  Computations





--------------------------------------------------------------------------------
Troy Financial Corporation, Appraisal Update                            Page 18

The pro forma multiples for a full conversion with a foundation are at a (63.33%) discount on a book basis and a 33.54% premium on a core earnings basis, relative to the Comparable Group.


     FIGURE 17 - PRICING MULTIPLE PREMIUMS/(DISCOUNTS) TO COMPARABLE GROUP




                                                       --------------------------------------------------------------------------
                                                                                  Price Relative to
                                                       --------------------------------------------------------------------------
                                                          Earnings  Core Earnings        Book       Tangible Book       Assets
---------------------------------------------------------------------------------------------------------------------------------
The Bank (at midpoint) Full Conversion w/ Foundation         333.33          21.74        61.50%           61.84%          11.46%
---------------------------------------------------------------------------------------------------------------------------------
Comparable Group Median                                       16.50          16.28       167.70%          163.89%          13.45%
---------------------------------------------------------------------------------------------------------------------------------
(Discount) Premium                                         1920.18%         33.54%       -63.33%          -62.27%         -14.80%
---------------------------------------------------------------------------------------------------------------------------------

Source:  FinPro Computations







--------------------------------------------------------------------------------
Troy Financial Corporation, Appraisal Update                            Page 19

    VALUATION CONCLUSION


As of January 28, 1999, it is FinPro's opinion that the estimated value range for a full conversion without a foundation established at December 3, 1998 is still valid. The estimated value range for a full conversion with a foundation, however, has increased due to the decrease in the foundation percentage from 8% to 2.05%. Based on the foundation reduction, it is our opinion that, as of January 28, 1999, the estimated pro forma market value of the Bank in a full offering with a foundation is $89,100,000 at the midpoint, $75,735,000 at the minimum, $102,465,000 at the maximum and $117,834,750 at the maximum, as adjusted.


                                  Respectfully Submitted,




                                       FinPro, Inc.






--------------------------------------------------------------------------------
Troy Financial Corporation, Appraisal Update                            Page 20

================================================================================

                                 TROY FINANCIAL

                                   CORPORATION



                                   CONVERSION

                                    VALUATION

                                    APPRAISAL





DATE ISSUED:            DECEMBER 10, 1998


DATE OF MARKET PRICES:  DECEMBER 3, 1998



================================================================================

                                Table of Contents
                           Troy Financial Corporation
                                 Troy, New York


INTRODUCTION
--------------------------------------------------------------------------------



1.  OVERVIEW AND FINANCIAL ANALYSIS
--------------------------------------------------------------------------------


    GENERAL OVERVIEW
    HISTORY
    STRATEGIC DIRECTION
    BALANCE SHEET TRENDS
    LOAN PORTFOLIO
    INVESTMENTS
    INVESTMENTS AND MORTGAGE-BACKED SECURITIES
    ASSET QUALITY
    FUNDING COMPOSITION
    ASSET/LIABILITY MANAGEMENT
    NET WORTH AND CAPITAL
    INCOME AND EXPENSE TRENDS
    SUBSIDIARIES
    LEGAL PROCEEDINGS


2.  MARKET AREA ANALYSIS
--------------------------------------------------------------------------------


    MARKET AREA DEMOGRAPHICS
    MARKET AREA DEPOSIT CHARACTERISTICS


3.  COMPARISONS WITH PUBLICLY TRADED THRIFTS
--------------------------------------------------------------------------------


    INTRODUCTION
    SELECTION SCREENS
    SELECTION CRITERIA
    COMPARABLE GROUP PROFILES


4.  MARKET VALUE DETERMINATION
--------------------------------------------------------------------------------


    INTRODUCTION
    BALANCE SHEET STRENGTH
    ASSET QUALITY
    EARNINGS QUALITY, PREDICTABILITY AND GROWTH
    DIVIDENDS

    LIQUIDITY OF THE ISSUE
    RECENT REGULATORY MATTERS
    MARKET FOR SEASONED THRIFT STOCKS
    ACQUISITION MARKET
    ADJUSTMENTS TO VALUE IN RELATION TO THE COMPARABLE GROUP


5.  OTHER ADJUSTMENTS
--------------------------------------------------------------------------------


    MANAGEMENT
    MARKET AREA
    SUBSCRIPTION INTEREST
    ADJUSTMENTS TO VALUE IN RELATION TO OTHER COMPARISONS


6.  VALUATION
--------------------------------------------------------------------------------


    FULL OFFERING VALUE IN RELATION TO COMPARABLES
    FULL OFFERING VALUE WITH FOUNDATION IN RELATION TO COMPARABLES VALUATION CONCLUSION

                                 List of Figures
                           Troy Financial Corporation
                                 Troy, New York

FIGURE 1 - CURRENT FACILITIES LIST
FIGURE 2 - ASSET AND RETAINED EARNINGS CHART
FIGURE 3 - KEY BALANCE SHEET DATA
FIGURE 4 - KEY RATIOS
FIGURE 5 - NET LOANS RECEIVABLE CHART
FIGURE 6 - LOAN MIX AS OF SEPTEMBER 30, 1998 CHART
FIGURE 7 - LOAN MIX
FIGURE 8 - SECURITIES CHART
FIGURE 9 - INVESTMENT MIX
FIGURE 10 - NON-PERFORMING ASSETS CHART
FIGURE 11 - NON-PERFORMING LOANS
FIGURE 12 - ALLOWANCE FOR POSSIBLE LOAN AND LEASE LOSSES CHART
FIGURE 13 - DEPOSIT AND BORROWING TREND CHART
FIGURE 14 - DEPOSIT MIX
FIGURE 15 - INTEREST SENSITIVE ASSET/LIABILITY REPRICING REPORT
FIGURE 16 - CAPITAL ANALYSIS
FIGURE 17 - NET INCOME CHART
FIGURE 18 - AVERAGE YIELDS AND COSTS
FIGURE 19 - SPREAD AND MARGIN CHART
FIGURE 20 - INCOME STATEMENT TRENDS
FIGURE 21 - PROFITABILITY TREND CHART
FIGURE 22 - POPULATION DEMOGRAPHICS
FIGURE 23 - HOUSEHOLD CHARACTERISTICS
FIGURE 24 - ALBANY MARKET SHARE
FIGURE 25 - CLIFTON PARK MARKET SHARE
FIGURE 26 - COLONIE MARKET SHARE
FIGURE 27 - EAST GREENBUSH MARKET SHARE
FIGURE 28 - GUILDERLAND MARKET SHARE
FIGURE 29 - HUDSON VALLEY / TROY MARKET SHARE
FIGURE 30 - LATHAM (COLONIE) MARKET SHARE
FIGURE 31 - QUEENSBURY MARKET SHARE
FIGURE 32 - SCHENECTADY MARKET SHARE
FIGURE 33 - TROY MARKET SHARE
FIGURE 34 - WATERVLIET MARKET SHARE
FIGURE 35 - WHITEHALL MARKET SHARE
FIGURE 36 - POTENTIAL COMPARABLES
FIGURE 37 - COMPARABLES ELIMINATED
FIGURE 38 - COMPARABLE GROUP
FIGURE 39 - KEY FINANCIAL INDICATORS
FIGURE 40 - KEY BALANCE SHEET DATA
FIGURE 41 - BALANCE SHEET GROWTH DATA
FIGURE 42 - CAPITAL DATA
FIGURE 43 - ASSET QUALITY TABLE
FIGURE 44 - NET INCOME TREND
FIGURE 45 - PROFITABILITY DATA
FIGURE 46 - INCOME STATEMENT DATA
FIGURE 47 - DIVIDEND DATA

FIGURE 48 - MARKET CAPITALIZATION DATA
FIGURE 49 - SNL THRIFT INDEX CHART
FIGURE 50 - HISTORICAL SNL INDEX
FIGURE 51 - EQUITY INDICES
FIGURE 52 - HISTORICAL MARKET INDICES
FIGURE 53 - HISTORICAL RATES
FIGURE 54 - SNL INDEX & STOCK PRICE COMPARISON
FIGURE 55 - DEALS FOR LAST FIFTEEN QUARTERS
FIGURE 56 - DEAL MULTIPLES
FIGURE 57 - DEMOGRAPHIC MARKET SUMMARY
FIGURE 58 - RECENT STANDARD CONVERSION PERFORMANCE
FIGURE 59 - VALUE RANGE FULL OFFERING DATA
FIGURE 60 - VALUE RANGE OFFERING DATA
FIGURE 61 - COMPARABLE PRICING MULTIPLES TO THE BANK'S PRO FORMA MIDPOINT FIGURE 62 - VALUE RANGE WITH FOUNDATION OFFERING DATA
FIGURE 63 - VALUE RANGE OFFERING DATA
FIGURE 64 - COMPARABLE PRICING MULTIPLES TO THE BANK'S PRO FORMA MIDPOINT

                                List of Exhibits
                           Troy Financial Corporation
                                 Troy, New York

     EXHIBIT

------------------

          1  Profile of FinPro, Inc.

          2  Consolidated Statements of Condition

          3  Consolidated Statements of Income

          4  Consolidated Statements of Changes in Equity

          5  Consolidated Statements of Cash Flows

          6  Selected Data on All Public Thrifts

          7  Industry Multiples

          8  Recent Standard Conversions 1997 to Date

          9  Appraisal Pro Forma September 30, 1998 - Full Offering 12 Months Data Adjusted - Without Foundation

         10  Appraisal Pro Forma September 30, 1998 - 12 Months Data Adjusted - With Foundation

         11  Offering Circular Pro Forma September 30, 1997 - 12 Months Data Unadjusted - With Foundation

         12  Comparison With and Without a Foundation

Conversion Valuation Appraisal Report                             Page:  1 - 6
================================================================================


INTRODUCTION

This report represents FinPro, Inc.'s ("FinPro") independent appraisal of the estimated pro forma market value of the common stock (the "Common Stock") of Troy Financial Corporation (the "Corporation" or the "Company") in connection with the Plan of Conversion (the "Conversion") of Troy Savings Bank (the "Bank") from a New York state chartered mutual savings bank to a stock savings bank. In this Conversion, the Bank will become a wholly owned subsidiary of Troy Financial Corporation.

It is our understanding that the Company will offer its common stock in a Subscription Offering to the Bank's Eligible Account Holders, to the tax-qualified Employee Stock Ownership Plan (ESOP), and to Supplemental Eligible Account Holders of the Bank. In the event that not all of the shares are common stock are not subscribed for in the Subscription Offering, the Company will offer the remaining shares for sale to the public as part of a Community Offering and/or a Syndicated Community Offering. This appraisal has been prepared in accordance with Regulation 563b.7 and with the "Guidelines for Appraisal Reports for the Valuation of Savings and Loan Associations Converting from Mutual to Stock Form of Organization" of the Office of Thrift Supervision ("OTS") which have been adopted in practice by the Federal Deposit Insurance Corporation ("FDIC"), including the most recent revisions as of October 21, 1994, and applicable regulatory interpretations thereof.

In the course of preparing our report, we reviewed the financial statements of the Bank's operations for the year ended September 30, 1998 and the Bank's operations and financials for the prior years ended September 30, 1994 through September 30, 1997. We also reviewed the Bank's Application for Approval of Conversion including the Proxy Statement and the Company's Form S-1 registration statement as filed with the Securities and Exchange Commission ("SEC"). We have conducted due diligence analysis of the Bank and the Company (hereinafter, collectively referred to as "the Bank") and held due diligence related discussions with the Bank's management and board, KPMG Peat Marwick LLP, (the Bank's independent auditor), Sandler O'Neill & Partners, L.P. (the Bank's underwriter), and Hogan & Hartson L.L.P (the Bank's special counsel). The valuation parameters set forth in the appraisal were predicated on these discussions but all conclusions related to the valuation were reached and made independent of such discussions.

Where appropriate, we considered information based upon other publicly available sources, which we believe to be reliable; however, we cannot guarantee the accuracy or completeness of such information. We visited the Bank's primary market area and reviewed the economic condition of the market area. We also reviewed the competitive environment in which the Bank

Conversion Valuation Appraisal Report                             Page:  1 - 7
================================================================================

operates and its relative strengths and weaknesses. We compared the Bank's performance with selected publicly traded thrift institutions. We reviewed conditions in the securities markets in general and in the market for savings institutions in particular. Our analysis included a review of the estimated effects of the Conversion of the Bank, and operational and expected financial performance as they related to the Bank's estimated pro forma value.

In preparing our valuation, we relied upon and assumed the accuracy and completeness of financial and other information provided to us by the Bank and its independent accountants. We did not independently verify the financial statements and other information provided by the Bank and its independent accountants, nor did we independently value any of the Bank's assets or liabilities. This estimated valuation considers the Bank only as a going concern and should not be considered as an indication of its liquidation value.

OUR VALUATION IS NOT INTENDED, AND MUST NOT BE CONSTRUED, TO BE A RECOMMENDATION OF ANY KIND AS THE ADVISABILITY OF PURCHASING SHARES OF COMMON STOCK IN THE STOCK ISSUANCE. MOREOVER, BECAUSE SUCH VALUATION IS NECESSARILY BASED UPON ESTIMATES AND PROJECTIONS OF A NUMBER OF MATTERS, ALL OF WHICH ARE SUBJECT TO CHANGE FROM TIME TO TIME, NO ASSURANCE CAN BE GIVEN THAT PERSONS WHO PURCHASE SHARES OF COMMON STOCK IN THE STOCK ISSUANCE WILL THEREAFTER BE ABLE TO SELL SUCH SHARES AT PRICES RELATED TO THE FOREGOING VALUATION OF THE PRO FORMA MARKET VALUE THEREOF. FINPRO IS NOT A SELLER OF SECURITIES WITHIN THE MEANING OF ANY FEDERAL OR STATE SECURITIES LAWS AND ANY REPORT PREPARED BY FINPRO SHALL NOT BE USED AS AN OFFER OR SOLICITATION WITH RESPECT TO THE PURCHASE OR SALE OF ANY SECURITIES.

The estimated valuation herein will be updated as appropriate. These updates will consider, among other factors, any developments or changes in the Bank's financial condition, operating performance, management policies and procedures and current conditions in the securities market for thrift institution common stock. Should any such developments or changes, in our opinion, be material to the estimated pro forma market value of the Bank, appropriate adjustments to the estimated pro forma market value will be made. The reasons for any such adjustments will be explained at that time.

1. OVERVIEW AND FINANCIAL ANALYSIS

          GENERAL OVERVIEW

The Bank, after the Conversion, will be a New York chartered stock savings bank. As of September 30, 1998, the Bank had $716.6 million in total assets, $578.2 million in deposits, $457.3 million in net loans and $71.0 million in equity.

Conversion Valuation Appraisal Report                             Page:  1 - 8
================================================================================

The following table shows the Bank's facilities as of September 30, 1998.

                        FIGURE - CURRENT FACILITIES LIST


                                                                                                 NET BOOK VALUE OF
                                                                                                    PROPERTY OR
                                                                                                     LEASEHOLD
                                                   ORIGINAL YEAR                                    IMPROVEMENTS
                                                     LEASED OR           DATE OF LEASE              AT SEPTEMBER
                               LEASED OR OWNED       ACQUIRED             EXPIRATION                  30, 1998
       LOCATION


----------------------------------------------------------------------------------------------------------------------

HEADQUARTERS:


Troy Office                         Owned              1823                   N/A                   $4,505,971
32 Second Street
Troy, NY 12180


BRANCH OFFICES:


Hudson Valley Plaza Office          Leased             1983                 12/31/05                  $26,150
75 Vandenburgh Avenue
Troy, NY 12180


East Greenbush Office               Owned              1969                   N/A                    $113,004
615 Columbia Pike
East Greenbush, NY 12061


Albany Office                       Owned              1995                   N/A                   $1,743,465
120 State Street
Albany, NY 12207


Watervliet Office                   Leased             1984                  3/1/03                   $31,856
1601 Broadway
Watervliet, NY 12189


Latham Office                       Leased             1989                 6/30/99                  $407,433
545 Troy-Schenectady Rd.
Schenectady, NY 12309


Colonie Office                      Leased             1994                 3/31/07                   $32,943
103 Wolf Road
Colonie, NY 12205

Conversion Valuation Appraisal Report                             Page:  1 - 9
================================================================================


                                    Leased             1997                  6/9/07                  $324,790
Guilderland Office
1704 Western Avenue
Guilderland, NY 12203


Schenectady Office                  Owned              1987                   N/A                    $233,496
1626 Union Street
Schenectady, NY 12309


Clifton Park Office                 Owned              1972                   N/A                    $199,842
Routes 9 and 146
Clifton Park, NY 12065


Clifton Park-Hannaford Office       Leased             1995                 8/14/00                  $115,537
9 Clifton Country Road
Clifton Park, NY 12065


Quaker Road Office                  Owned              1995                   N/A                   $1,713,275
44 Quaker Road
Queensbury, NY 12804


Queensbury Office                   Leased             1979                 9/30/04                  $171,449
739 Upper Glen Street
Queensbury, NY 12804


Whitehall Office                    Owned              1971                   N/A                    $246,247
184 Broadway
Whitehall, NY 12887

Conversion Valuation Appraisal Report                             Page:  1 - 10
================================================================================


           HISTORY


-      The Troy Savings Bank was chartered on April 23, 1823.

-      1823 - The Bank opened its original office.

-      1875 - The Bank opened its current Main Office.

-      1969 - The bank opened its East Greenbush Branch.

-      1971 - The Bank opened its second branch in the Village of Whitehall.

-      1972 - The Bank opened its third branch in the Village of Clifton Park.

-      1979 - The Bank opened its Glen Falls Office.

-      1984 - The Bank established Family Insurance., Co., Inc.

         - The Bank opened its Watervliet Office.

         - The Bank opened its Hudson Valley Office.

-      1987 - The Bank established Family Mortgage Co., Inc.

         - The Bank opened its Schenectady Office.

-      1988 - The Bank established its Commercial Lending Department.

-      1989 - The Bank established Family Investment Services Co., Inc.

            -   The Bank opened its Latham Office.

-      1992 - The Bank established its Trust Department.

-      1994 - The Bank opened its Wolf Road Office.

-      1995 - The Bank opened its Quaker Road Office.

         - The Bank opened its State Street Office.

         - The Bank opened its Clifton Country Road Office.

-      1997 - The Bank established its Municipal Financing Department.

            -   The Bank opened its Guilderland Office.

-      1998 - The Bank determined to go public.

Conversion Valuation Appraisal Report                             Page:  1 - 11
================================================================================


           STRATEGIC DIRECTION


The Bank's business strategy is to serve as a community based, full service financial services firm by offering a wide variety of business and retail banking products, as well as trust, insurance, investment management and brokerage services to its potential and existing customers throughout its six county market area.

Historically, the Bank has operated as a traditional thrift by making residential mortgage loans and taking customers' deposits. In recent years, the Bank has emphasized more commercial banking strategies including the origination of commercial real estate loans and to a lesser, but increasing, extent commercial business and consumer loans in its market area. In addition to its lending program, the Bank also purchases securities, including U.S. government securities and agency obligations. The Bank's primary source of funds is through attracting deposits and borrowings. The Bank seeks to continue to manage its growth strategy, emphasizing asset quality and maintenance of favorable interest rate margins.

In the future, management intends to seek growth opportunities and intends to seek means of lessening its exposure to interest rate risk while avoiding investments the Bank believes bear risks inconsistent with the Bank's investment policies. Management intends to grow by expanding the products and services it offers, as necessary, in order to improve its market share in its primary market area as well as seeking opportunities to expand its market share and product line. The Company intends to establish or acquire a commercial bank and trust company that can accept municipal deposits to complement the Bank's municipal investment activities. In addition, the Bank may also open new branches to better serve its existing customers and to increase its market share, especially in those areas in which the Bank originates residential mortgage loans. The Bank believes that its relationships to its communities and its operation as a full service community bank distinguish it from its competitors and provide it with a competitive advantage.

Conversion Valuation Appraisal Report                             Page:  1 - 12
================================================================================


       BALANCE SHEET TRENDS


The Bank's balance sheet increased by $109.4 million, or 18.01%, from $607.3 million at September 30, 1994 to $716.6 million at September 30, 1998.

Retained earnings have increased $15.6 million from $55.4 million at September 30, 1994 to $71.0 million at September 30, 1998. The retained earnings to assets ratio is currently 9.91%.

                 FIGURE 2 - ASSET AND RETAINED EARNINGS CHART

               [GRAPH depicting assets and retained earnings for the fiscal years ended September 1994 through September 1998]

Source: Offering Prospectus

Conversion Valuation Appraisal Report                             Page:  1 - 13
================================================================================


The following tables set forth certain information concerning the financial position of the Bank along with selected ratios at the dates indicated.

                        FIGURE 3 - KEY BALANCE SHEET DATA

-------------------------------------------------------------------------------------------------------------------------------
                                                                                     AT SEPTEMBER 30,
                                                           ----------------------------------------------------------------------
                                                                 1998          1997           1996          1995         1994
                                                           ----------------------------------------------------------------------
SELECTED FINANCIAL CONDITION DATA:                                                   (In Thousands)

Total Assets                                                 $  716,649    $  662,448     $  657,524     $  629,652     607,259

Loans receivable, net                                           457,321       468,160        451,822        408,615     381,828

Securities available for sale (fair value):

  U.S. Government Securities and Agency obligations             117,220        57,620         81,053         32,575      64,115

  Obligations of states and political subdivisions               51,681        20,833          1,548            862         220

  Mortgage-backed securities                                      3,744         4,653          5,374          4,727       4,842

  Corporate debt securities                                      16,984        27,168         53,959              -         -

  Mutual funds and marketable equity securities                   4,822         3,971          3,704          3,496       3,251

  Non-marketable equity securities                                3,307         3,307          3,279          3,065       2,907

Securities held to maturity (amortized):                          3,483         4,000          4,515        102,096      93,519

Deposits                                                        578,202       572,397        564,606        552,462     535,903

Borrowings                                                       47,464         4,728          9,899            842       1,581

Total equity                                                     71,029        71,542         67,408         62,782      55,426
---------------------------------------------------------------------------------------------------------------------------------

Source:  Offering Prospectus


                              FIGURE 4 - KEY RATIOS

-------------------------------------------------------------------------------------------------------------------
                                                                AT OR FOR THE YEAR ENDING SEPTEMBER 30,
                                                      -------------------------------------------------------------
                                                          1998        1997         1996         1995       1994
                                                      -------------------------------------------------------------
SELECTED FINANCIAL RATIOS AND OTHER DATA:                                    ($ in thousands)
                                                      -------------------------------------------------------------

PERFORMANCE RATIOS:

Return (loss) on average assets                          -0.13%         0.55%     0.79%         1.15%       0.69%

Return (loss) on average equity                          -1.20%         5.22%     7.84%        11.97%       7.63%

Average equity to average total assets                   10.80%        10.57%    10.05%         9.56%       9.02%

Equity to total assets                                    9.91%        10.80%    10.25%         9.97%       9.13%

Average interest earning assets to average interest

  bearing liabilities                                   113.96%       112.29%   110.80%       110.12%     109.24%

Net interest rate spread                                  3.32%         3.50%     3.49%         3.65%       3.47%

Net interest rate margin                                  3.84%         3.96%     3.90%         4.01%       3.75%

Efficiency ratio                                         87.44%        65.48%    66.27%        63.22%      59.42%

Operating expenses to average assets                      3.54%         2.74%     2.75%         2.66%       2.40%

ASSET QUALITY RATIOS:

Nonperforming loans to total loans                        2.50%         1.84%     2.74%         2.85%       3.18%

Nonperforming assets to total assets                      1.89%         1.72%     2.28%         2.22%       2.80%

Allowance for loan losses to total loans                  1.77%         1.35%     0.94%         1.04%       1.09%

Allowance for loan losses to non-performing loans        70.91%        73.77%    34.49%        36.54%      34.16%

CAPITAL RATIOS:

Leverage capital                                          9.89%        10.64%    10.20%         9.83%       9.04%

Tier 1 Risk-based capital                                14.02%        15.01%    14.48%        15.21%      15.15%

Risk-based capital                                       15.27%        16.37%    15.41%        16.27%      16.30%

OTHER DATA:

Full-service banking offices                                 14            14         13           13          11

Number of deposit accounts                              70,057        70,185     71,458       72,531      68,649
-------------------------------------------------------------------------------------------------------------------

Conversion Valuation Appraisal Report                             Page:  1 - 14
================================================================================

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                             Page:  1 - 15
================================================================================

           LOAN PORTFOLIO


The Bank's loan portfolio has increased by $75.5 million from September 30, 1994 to September 30, 1998, and as a percent of assets, the loan portfolio has increased slightly from 62.88% at September 30, 1994 to 63.81% at September 30, 1998, although this ratio peaked in 1997 and was slightly off in 1998.

                    FIGURE 5 - NET LOANS RECEIVABLE CHART

[CHART depicting net loans receivable and net loans to assets ratios for the fiscal years ended September 1994 through September 1998]

Source: Offering Prospectus

Conversion Valuation Appraisal Report                             Page:  1 - 16
================================================================================


The Bank is primarily a real estate secured lender, but has done a nice job of diversifying its loan mix toward commercial and consumer loans.

               FIGURE 6 - LOAN MIX AS OF SEPTEMBER 30, 1998 CHART

    Residential Mortgage                 43.46%
    Commercial Mortgage                  35.67%
    Construction                          2.16%
    Commercial Business                   9.69%
    HELOC                                 1.84%
    Other Consumer                        7.18%

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                             Page:  1 - 17
================================================================================


While the proportion of real estate loans (residential and commercial mortgages and construction loans) to total net loans has decreased over the last several years, the Bank's loan mix continues to be primarily based on real estate loans. Consumer loans and commercial business loans have increased as a percentage of total net loans.

                               FIGURE 7 - LOAN MIX

-------------------------------------------------------------------------------------------------------------------------------
                                                                                AT SEPTEMBER 30,
                                                -------------------------------------------------------------------------------
                                                            1998                       1997                      1996
                                                -------------------------------------------------------------------------------
                                                                 PERCENT                    PERCENT                   PERCENT
                                                      AMOUNT     OF TOTAL       AMOUNT      OF TOTAL      AMOUNT      OF TOTAL
                                                -------------------------------------------------------------------------------
                                                                                ($ in thousands)
-------------------------------------------------------------------------------------------------------------------------------

Real estate loans:

  Residential mortgage                             $  202,511     43.50%      $ 214,638     45.23%      $ 204,879     44.92%

  Commercial                                          166,186     35.69%        184,561     38.89%        191,624     42.01%

  Construction                                         10,052      2.16%         15,508      3.27%         12,999      2.85%
                                                   ----------      ----       ---------      ----       ---------      ----

   Total real estate loans                            378,749     81.35%        414,707     87.39%        409,502     89.78%

Commercial business loans                              45,156      9.70%         29,961      6.31%         24,762      5.43%

Consumer loans:

  Home equity lines of credit                           8,575      1.84%          9,883      2.08%          9,387      2.06%

  Other consumer                                       33,445      7.18%         20,539      4.33%         13,159      2.88%
                                                   ----------      ----       ---------      ----       ---------      ----

   Total consumer loans                                42,020      9.02%         30,422      6.41%         22,546      4.94%


Net deferred loan costs and unearned discount            (344)    -0.07%           (501)    -0.11%           (684)    -0.15%
                                                   ----------      ----       ---------      ----       ---------      ----
Total loans                                           465,581    100.00%        474,589    100.00%        456,126    100.00%



Less: Allowance for loan losses                        (8,260)                   (6,429)                   (4,304)
                                                   ----------                 ---------                 ---------

Total loans receivable, net                        $  457,321                 $ 468,160                 $ 451,822
                                                   ==========                 =========                 =========
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                     At September 30,
                                                --------------------------------------------------------
                                                            1995                       1994
                                                --------------------------------------------------------
                                                                  Percent                    Percent
                                                     Amount       of Total      Amount       of Total
                                                --------------------------------------------------------
                                                                     ($ in thousands)
--------------------------------------------------------------------------------------------------------
Real estate loans:

  Residential mortgage                             $ 193,720       46.92%     $ 175,769       45.53%

  Commercial                                         171,830       41.61%       170,744       44.23%

  Construction                                         9,354        2.77%         5,949        1.54%
                                                   ---------        ----      ---------        ----

   Total real estate loans                           374,904       90.80%       352,462       91.30%

Commercial business loans                             19,038        4.61%        16,046        4.16%

Consumer loans:

  Home equity lines of credit                          8,620        2.09%        10,144        2.63%

  Other consumer                                      11,140        2.69%         8,133        2.11%
                                                   ---------        ----      ---------        ----

   Total consumer loans                               19,760        4.78%        18,277        4.74%



Net deferred loan costs and unearned discount           (790)      -0.19%          (767)      -0.20%
                                                   ---------        ----      ---------        ----

Total loans                                          412,912      100.00%       386,018      100.00%



Less: Allowance for loan losses                       (4,297)                    (4,190)
                                                   ---------                  ---------

Total loans receivable, net                        $ 408,615                  $ 381,828
                                                   =========                  =========
--------------------------------------------------------------------------------------------------------

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                             Page:  1 - 18
================================================================================

           INVESTMENTS

The Bank maintains a high level of liquidity in its investment portfolio, which has increased from $153.4 million at September 30, 1996, to $201.2 million at September 30, 1998.

                           FIGURE 8 - SECURITIES CHART

      [GRAPH depicting the Bank's investment securities and mortgage-backed securities at fiscal year-end September 1996 September 1997 and
                                September 1998.]

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                             Page:  1 - 19
================================================================================


       INVESTMENTS AND MORTGAGE-BACKED SECURITIES


The Bank currently invests in United State Government, federal agency, corporate debt and equity securities. The following table illustrates the Bank's investment portfolio.

                            FIGURE 9 - INVESTMENT MIX

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       AT SEPTEMBER 30,
                                                         --------------------------------------------------------------------------
                                                                    1998                    1997                     1996
                                                         --------------------------------------------------------------------------
                                                            Carrying   Percent of   Carrying   Percent of    Carrying   Percent of
                                                              Value      total        Value       total        Value      total
                                                         --------------------------------------------------------------------------
                                                                                     (Dollars in Thousands)
-----------------------------------------------------------------------------------------------------------------------------------
Securities available for sale (fair value):

  U.S. Government securities and agency obligations       $  117,220     59.27%    $  57,620    49.02%      $  81,053     54.43%

  Obligations of states and political subdivisions            51,681     26.13%       20,833    17.72%          1,548      1.04%

  Mortgage-backed securities                                   3,744      1.89%        4,653     3.96%          5,374      3.61%

  Corporate debt securities                                   16,984      8.59%       27,168    23.11%         53,959     36.23%

  Mutual funds and marketable equity securities                4,822      2.44%        3,971     3.38%          3,704      2.49%

  Non-marketable equity securities                             3,307      1.68%        3,307     2.81%          3,279      2.20%
                                                          ----------      ----     ---------     ----       ---------      ----

   Total securities available for sale                       197,758    100.00%      117,552   100.00%        148,917    100.00%
                                                          ----------    ------     ---------   ------       ---------    ------

Investment securities held to maturity (amortized cost):

  U.S. Government securities and agency obligations                -          -            -         -              -          -

  Mortgage-backed securities                                   1,980     56.85%        2,497    62.42%          3,012     66.71%

  Corporate and other debt securities                          1,503     43.15%        1,503    37.58%          1,503     33.29%
                                                          ----------     ----      ---------    -----       ---------     -----

   Total investment securities held to maturity                3,483    100.00%        4,000   100.00%          4,515    100.00%
                                                          ----------    ------     ---------   ------       ---------    ------

Total securities portfolio                                   201,241                 121,552                  153,432
                                                          ----------               ---------                ---------
-----------------------------------------------------------------------------------------------------------------------------------

Source: Offering Prospectus

Conversion Valuation Appraisal Report                             Page:  1 - 20
================================================================================

           ASSET QUALITY

The Bank's non-performing assets to total assets ratio has declined from 2.80% at September 30, 1994 to 1.89% at September 30, 1998.

                   FIGURE 10 - NON-PERFORMING ASSETS CHART

[GRAPH depicting REO, Non-Performing Loans, Non-Performing Assets to Period-End Assets Ratios, for the fiscal years ended September 1994 through September 1998]

Source: Offering Prospectus

Conversion Valuation Appraisal Report                             Page:  1 - 21
================================================================================


At September 30, 1998, the Bank's non-performing loans to loan ratio was 2.50% and the non-performing assets to total assets ratio was 1.89%.

                        FIGURE 11 - NON-PERFORMING LOANS

----------------------------------------------------------------
                                          AT SEPTEMBER 30, 1998
                                             ($ IN THOUSANDS)
----------------------------------------------------------------

Non-performing loans                            $11,648

Real estate owned, net                            1,872
----------------------------------------------------------------
Total non-performing assets                     $13,520

Non-performing loans as a percentage
  of loans                                        2.50%
Non-performing assets as a percentage
  of total assets                                 1.89%
----------------------------------------------------------------

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                             Page:  1 - 22
================================================================================


The ALLL has increased from $4.2 million at September 30, 1994 to $8.3 million at September 30, 1998. The Bank's ALLL to loans ratio was 1.77% at September 30, 1998.

        FIGURE 12 - ALLOWANCE FOR POSSIBLE LOAN AND LEASE LOSSES CHART

  [GRAPH depicting Allowance for Possible Loan and Lease Losses, and Allowance
       for Possible Loan and Lease Losses to Loans ratios for the fiscal years ended September 1994 through September 1998]

Source: Offering Prospectus

Conversion Valuation Appraisal Report                               Page: 1 - 23
================================================================================


          FUNDING COMPOSITION


Overall, deposits have increased from $535.9 million at September 30, 1994 to $578.2 million at June 30, 1998. To a small extent, the Bank has utilized borrowings as an alternative to retail deposits to fund its operations. The Bank had $47.5 million in outstanding borrowings at September 30, 1998.

                  FIGURE 13 - DEPOSIT AND BORROWING TREND CHART
                                ($ in thousands)

                               Total              Borrowed
                              Deposits             Funds
Sep-94                        $535,903             $1,581
Sep-95                        $552,462               $842
Sep-96                        $564,606             $9,899
Sep-97                        $572,397             $4,728
Sep-98                        $578,202            $47,464

Source: Offering Prospectus

Conversion Valuation Appraisal Report                               Page: 1 - 24
================================================================================


The Bank's deposit mix as of September 30, 1998 is presented below. Time deposits comprised 44.39% of total deposits.


                             FIGURE 14 - DEPOSIT MIX

Total certificate accounts              44.39%
Savings                                 34.33%
N.O.W. and Super N.O.W. accounts        13.18%
Demand accounts                          5.38%
Money market accounts                    2.72%

Source: Offering Prospectus

Conversion Valuation Appraisal Report                               Page: 1 - 25
================================================================================


          ASSET/LIABILITY MANAGEMENT


The following chart depicts the Bank's cumulative gap for September 30, 1998. The cumulative one and three year gap's are 5.26% and -7.00%, respectively.

                              FIGURE 15 - GAP TABLE

                   CUMULATIVE STATIC GAP AT SEPTEMBER 30, 1998

<3 Month            3.68%
3-6 Months          7.36%
6-12 Months         5.26%
13-26 Months       (7.00)%
37-60 Months       (4.00)%
>60 Months         12.10%

Source: Offering Prospectus

Conversion Valuation Appraisal Report                               Page: 1 - 26
================================================================================


          NET WORTH AND CAPITAL


At September 30, 1998, the Bank had capital in excess of the minimum requirements for all capital ratios.

                          FIGURE 16 - CAPITAL ANALYSIS

--------------------------------------------------------------------
REGULATORY CAPITAL POSITION             AMOUNT              RATIO
--------------------------------------------------------------------
                                          (dollars in thousands)
SEPTEMBER 30, 1998
Leverage (Tier l) Capital             $   70,114               9.89%
Risk-based Capital
     Tier l                           $   70,114              14.02%
     Total                            $   76,368              15.27%
--------------------------------------------------------------------

Source: Offering Prospectus

Conversion Valuation Appraisal Report                               Page: 1 - 27
================================================================================


          INCOME AND EXPENSE TRENDS


The Bank had a net loss of $878,000 for the year ended September 30, 1998. In fiscal 1998, the Bank established and contributed to The Troy Savings Bank Charitable Foundation $1.0 million in cash and entered into a binding, irrevocable commitment to make a total of $4.0 million in scheduled payments to the Charitable Foundation. The scheduled payments will occur in each of fiscal years 1999, 2000 and 2001. In connection with the Bank's cash contribution and future binding commitment, the Bank recorded a contribution expense of $4.5 million, which represents the $1.0 million cash contributed and the present value of the $4.0 million in future scheduled contributions. In fiscal 1998, the Bank recognized the entire tax benefit associated with the contribution expense. Notwithstanding the tax benefit, the contribution expense contributed significantly to the Bank's fiscal 1998 net loss of $878,000. If this contribution expense had not been incurred in fiscal 1998, the Bank's net income would have been approximately $1.8 million.

For appraisal purposes, an additional $922 thousand in after tax adjustments for non-recurring expenses in fiscal 1998 have been included in net income resulting in adjusted net income for fiscal year ended September 30, 1998 of approximately $2.7 million.

                          FIGURE 17 - NET INCOME CHART
                                ($ in thousands)

Sep-94              $4,099
Sep-95              $7,068
Sep-96              $5,078
Sep-97              $3,658
Sep-98               ($878)

Source: Offering Prospectus

Conversion Valuation Appraisal Report                               Page: 1 - 28
================================================================================


Interest rate spread and margin decreased for the fiscal year ended September 30, 1998 from the ratios for the fiscal year ended September 30, 1997.

                      FIGURE 18 - AVERAGE YIELDS AND COSTS

------------------------------------------------------------------------------------------------------------------------------
                                                                  FOR THE YEAR ENDED SEPTEMBER 30,
                                      -----------------------------------------------------------------------------------------
                                                    1998                          1997                     1996
                                      -----------------------------------------------------------------------------------------
                                                               AVG.                          AVG.                         AVG.
                                        AVERAGE               YIELD/   AVERAGE              YIELD/  AVERAGE              YIELD/
                                        BALANCE    INTEREST    RATE    BALANCE   INTEREST    RATE   BALANCE   INTEREST    RATE
                                      -----------------------------------------------------------------------------------------
                                                                        (DOLLARS IN THOUSANDS)
                                      -----------------------------------------------------------------------------------------
ASSETS:
Interest earnings assets:
Real estate loans:
  Residential mortgage                  $208,520   $16,240    7.79%    $210,501  $16,389    7.79%   $199,367  $15,455    7.75%
  Commercial mortgage                    177,144    15,480    8.74%     189,953   16,695    8.79%    180,202   15,938    8.84%
  Construction                            14,823       898    6.06%      16,869    1,172    6.95%     12,234    1,047    8.56%
                                          ------       ---    ----       ------    -----    ----      ------    -----    ----
    Total real estate loans              400,487    32,618    8.14%     417,323   34,256    8.21%    391,803   32,440    8.28%
  Commercial business                     37,234     3,211    8.62%      25,964    2,287    8.81%     21,242    1,932    9.10%
  Consumer loans:
  Home equity lines of credit              9,160       792    8.65%       9,572      824    8.61%      9,014      798    8.85%
  Other consumer                          20,525     1,694    8.25%      18,920    1,484    7.84%     10,510      983    9.35%
                                          ------     -----    ----       ------    -----    ----      ------      ---    ----
    Total consumer loans                  29,685     2,486    8.37%      28,492    2,308    8.10%     19,524    1,781    9.12%
                                          ------     -----    ----       ------    -----    ----      ------      ---    ----
     Total loans                         467,406    38,315    8.20%     471,779   38,851    8.23%    432,569   36,153    8.36%
  Loans held for sale                      6,829       527    7.72%       2,743      199    7.25%      3,509      260    7.41%
  Securities held to maturity              3,753       300    7.99%       4,266      353    8.27%      4,988      410    8.22%
  Securities available for sale
   (amortized cost)
    Taxable                               69,171     4,121    5.96%     121,483    7,262    5.98%    142,758    8,521    5.97%
    Tax-exempt                            55,996     3,286    5.87%       3,195      184    5.76%          0        0    0.00%
                                          ------     -----    ----        -----      ---    ----           -        -    ----
  Total securities available for sale
   (amortized cost)                      125,167     7,407    5.92%     124,678    7,446    5.97%    142,758    8,521    5.97%
  Other Federal securities sold
    and short term investments            45,631     2,553    5.59%      27,560    1,503    5.45%     27,984    1,518    5.42%
                                          ------     -----    ----       ------    -----    ----      ------    -----    ----
  Total interest earning assets          648,786    49,102    7.57%     631,026   48,352    7.66%    611,808   46,862    7.66%
                                         -------    ------    ----      -------   ------    ----     -------   ------    ----

LIABILITIES
Interest bearing liabilities:
 Deposits:
  N.O.W. and Super N.O.W. accounts        77,010     1,696    2.20%      71,581    1,590    2.22%     69,908    1,547    2.21%
  Money market accounts                   13,995       431    3.08%      14,168      433    3.06%     12,600      379    3.01%
  Savings accounts                       195,177     6,451    3.31%     201,612    6,647    3.30%    206,719    6,798    3.29%
  Time deposit accounts                  264,538    14,701    5.56%     261,032   14,087    5.40%    251,005   13,758    5.48%
  Escrow accounts                          3,704        60    1.62%       3,941       55    1.40%      3,602       75    2.08%
                                           -----        --    ----        -----       --    ----       -----       --    ----
   Total interest bearing deposits       554,424    23,339    4.21%     552,334   22,812    4.13%    543,834   22,557    4.15%
                                         -------    ------              -------   ------             -------   ------
 Borrowings:
  Securities sold under agreement
   to repurchase                           1,222        33    2.70%         704       29    4.12%        386       13    3.37%
  Short-term borrowings                        -         -    0.00%       4,403      242    5.50%      4,220      217    5.14%
  Long-term debt                          13,681       821    6.00%       4,540      268    5.90%      3,711      230    6.20%
                                          ------       ---    ----        -----      ---    ----       -----      ---    ----
   Total borrowings                       14,903       854    5.73%       9,647      539    5.59%      8,317      460    5.53%
                                          ------       ---    ----        -----      ---    ----       -----      ---    ----
  Total interest bearing liabilities     569,327    24,193    4.25%     561,981   23,351    4.16%    552,151   23,017    4.17%
                                         -------    ------    ----      -------   ------    ----     -------   ------    ----

Net interest spread                                           3.32%                         3.50%                        3.49%
Net interest income/net interest margin             24,909    3.84%               25,001    3.96%              23,845    3.90%
Ratio of interest earning assets to
  interest bearing liabilities                              113.96%                       112.29%                      110.80%
Tax equivalent adjustment                            1,072                            65                            0
                                                     -----                            --                            -
Net interest income as per consolidated
  financial statements                             $23,837                       $24,936                      $23,845
                                                    ======                        ======                       ======
-------------------------------------------------------------------------------------------------------------------------------

Source: Offering Prospectus

Conversion Valuation Appraisal Report                               Page: 1 - 29
================================================================================


The following chart illustrates that the Bank's spread and margin have declined since September 30, 1995.

                       FIGURE 19 - SPREAD AND MARGIN CHART


         [CHART depicting spread and margin for the fiscal years ended
                     September 1994 through September 1998]


Source: Offering Prospectus

Conversion Valuation Appraisal Report                                 Page: 1-30
================================================================================


The Bank had net loss of $878 thousand for the year ended September 30, 1998, compared with $3.66 million for the year ended September 30, 1997. This loss, as discussed earlier, was due to the establishment of and recording of contributions to The Troy Savings Bank Charitable Foundation.

                       FIGURE 20 - INCOME STATEMENT TRENDS

----------------------------------------------------------------------------------------------------------------
                                                                        YEARS ENDED SEPTEMBER 30,
                                                         -------------------------------------------------------
                                                           1998        1997        1996       1995        1994
                                                         -------------------------------------------------------
SUMMARY OF OPERATIONS:                                                        (In thousands)
                                                         -------------------------------------------------------
Interest income                                          $48,030     $48,287     $46,862     $44,578     $39,129

Interest expense                                          24,193      23,351      23,017      20,883      17,591
                                                          ------      ------      ------      ------      ------

   Net interest income                                    23,837      24,936      23,845      23,695      21,538

Provision for loan losses                                  4,050       3,900         928         965       1,930
                                                           -----       -----         ---         ---       -----

   Net interest income after provision for loan losses    19,787      21,036      22,917      22,730      19,608

Operating income:

   Service charges on deposits                               858         822         802         809         787

   Loan servicing fees                                       432         460         443         430         441

   Trust income                                              459         362         293         234         106

   Net gains from securities sales or calls                    8           4           1          34         136

   Net gains (losses) from mortgage loan sales                76          14         (14)          18        172

   Other income                                              719       1,075       1,340         784         998
                                                             ---       -----       -----         ---         ---

      Total other operating income                         2,552       2,737       2,865       2,309       2,640

Other operating expenses:

   Compensation and employee benefits                     10,218       9,573       9,009       7,596       6,984

   Occupancy                                               2,101       2,089       1,956       1,519       1,317

   Furniture, fixtures, and equipment                      1,080         901         961         884         523

   Computer charges                                        1,424       1,322       1,248       1,221       1,208

   Professional, legal, and other fees                       924         726         658         670         605

   OREO expense (income)                                   1,087         380         499      (1,343)        528

   Printing, postage and telephone                           614         559         543         521         438

   Contribution expense                                    4,759         102         479          90          89

   Other expenses                                          2,884       2,887       2,845       3,918       3,122
                                                           -----       -----       -----       -----       -----

      Total other operating expenses                      25,091      18,539      18,198      15,076      14,814

   Income (loss) before income tax (benefit) expense      (2,752)      5,234       7,584       9,963       7,434

Income tax                                                (1,874)      1,576       2,506       2,895       3,335
                                                           -----       -----       -----       -----       -----

Net income (loss)                                        $  (878)    $ 3,658     $ 5,078     $ 7,068     $ 4,099
                                                         =======     =======     =======     =======     =======

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                               Page: 1 - 31
================================================================================


The ROAA and ROAE have steadily declined from September 1995 through September 1997 the result of increased equity and lower earnings. These measures are adversely impacted at September 30, 1998 due to the Charitable Foundation expense.

                      FIGURE 21 - PROFITABILITY TREND CHART


[CHART depicting return on average assets and return on average equity, for the fiscal years ended September 1994 through September 1998]


Source: Offering Prospectus

Conversion Valuation Appraisal Report                               Page: 1 - 32
================================================================================


          SUBSIDIARIES

The following are descriptions of the Bank's wholly owned subsidiaries, which, following the Conversion, will be indirectly owned by the Company.

The Family Investment Services Co., Inc. The Family Investment Services Co. ("FISC"), which was incorporated in May 1980, is the Bank's wholly owned full-service brokerage firm, offering a complete range of investment products, including mutual funds and debt, equity and government securities, on a fee-per-transaction basis. As a complement to the Bank's municipal investment activities, FISC's goal is to market its products and services to the Bank's existing customers who seek alternatives to traditional financial institution savings products. FISC intends to begin underwriting general obligation securities of state and political subdivisions. FISC has two full time employees who interface with the Bank's branches to facilitate referrals from the CSSRs and branch managers, as well as one officer who assists customers with investment decisions and trading. As of September 30, 1998, FISC held approximately $61.3 million of customer assets. FISC is a member of the National Association of Securities Dealers and is insured by the Securities Insurance Protection Corporation.

Family Mortgage Banking Co. FMB, which was incorporated in April 1987, is the Bank's wholly owned mortgage banking subsidiary. The Bank originates the majority of its residential real estate and residential construction loans through FMB.

Other Subsidiaries. The Bank has nine other wholly owned subsidiaries: The Family Advertising Co. is an advertising agency; T.S Capital has applied to the Small Business Administration to become a licensed Small Business Investment Corporation in order to offer small business loans and make investments in small businesses; The Family Insurance Agency, Inc. is an insurance agency that offers a full range of life and health insurance products, as well as taxed-deferred annuities; and T.S. Real Property Inc., Troy SB Real Estate Co., 32 Second Street, Camel Hill Corporation, 507 Heights Corp. and Realty Umbrella, Ltd. are all related to the management of, or investment in, the Bank's foreclosed or purchased real estate.



          LEGAL PROCEEDINGS


The Bank is not a party to, nor is its property the subject of, any material pending legal proceeding, other than ordinary routine litigation incidental to the business of the Bank.

2.  MARKET AREA ANALYSIS

     MARKET AREA DEMOGRAPHICS


The following tables summarize the demographics for the Bank's markets. The analysis defines the Bank's market as the town (MCD) for each branch location.

                      FIGURE 22 - POPULATION DEMOGRAPHICS

Conversion Valuation Appraisal Report                               Page: 1 - 33
================================================================================

-----------------------------------------------------------------------------------------------------
                                                                                     East
                                             Albany         Colonie    Watervliet  Greenbush   Troy
-----------------------------------------------------------------------------------------------------
                                                            POPULATION CHARACTERISTICS
LAND AREA (miles)                                21.41        56.09        1.31      24.05      10.42
POPULATION
    1990 CENSUS                                101,082       76,494      11,061     14,076     54,269
    1997 ESTIMATE                              106,962       80,251       9,551     14,444     50,435
    2002 PROJECTION                            109,633       81,699       8,637     14,534     47,953
    GROWTH 1990 TO 1997                          5.82%        4.91%     -13.65%      2.61%     -7.06%
    PROJECTED GROWTH 1997 TO 2002                2.50%        1.80%      -9.57%      0.62%     -4.92%
    POPULATION DENSITY 1997
      (persons / sq mile)                      4,996.6      1,430.7     7,302.0      600.5    4,842.5
POPULATION BY SEX - 1997 EST                   106,962       80,251       9,551     14,444     50,435
    MALE                                        46.72%       47.98%      45.52%     48.16%     49.55%
    FEMALE                                      53.28%       52.02%      54.48%     51.84%     50.45%
MARITAL STATUS (POP AGE 15+)                    88,682       66,435       7,616     11,630     40,843
    PERSONS SINGLE                              67.53%       44.47%      55.83%     41.84%     61.57%
    PERSONS MARRIED                             32.47%       55.53%      44.17%     58.16%     38.43%
      FEMALES NEVER MARRIED                     23.89%       13.66%      16.27%     12.19%     17.69%
      FEMALES MARRIED                           16.11%       27.72%      21.95%     28.88%     19.10%
      FEMALES WIDOWED/DIVORCED/SEPARATED        14.11%       11.27%      17.38%     11.39%     13.83%
      MALES NEVER MARRIED                       23.63%       14.78%      15.90%     13.67%     24.47%
      MALES MARRIED                             16.37%       27.80%      22.22%     29.28%     19.33%
      MALES WIDOWED/DIVORCED/SEPARATED           5.90%        4.77%       6.28%      4.58%      5.58%
POPULATION BY AGE - 1997 EST                   106,962       80,251       9,551     14,444     50,435
    UNDER 6 YEARS                                7.16%        6.61%       8.26%      7.85%      8.14%
    6 TO 17 YEARS                               12.67%       14.37%      15.55%     15.35%     14.20%
    15 TO 24 YEARS                              15.16%        9.47%       8.60%      8.01%     17.42%
    25 TO 34 YEARS                              17.32%       13.64%      16.46%     14.81%     16.31%
    35 TO 44 YEARS                              14.92%       16.17%      15.28%     17.76%     13.45%
    45 TO 54 YEARS                              10.73%       14.30%      10.41%     14.82%      9.62%
    55 TO 64 YEARS                               6.57%        9.53%       7.92%      8.46%      6.37%
    65 + YEARS                                  15.48%       15.91%      17.54%     12.95%     14.49%
    MEDIAN AGE                                    33.7         38.7        35.7       37.2       31.3
EDUCATION ATTAINMENT (POP AGE 25+)              69,541       55,815       6,456      9,936     30,381
    ELEMENTARY                                   8.88%        6.48%      11.23%      5.25%     12.20%
    SOME HIGH SCHOOL                            13.24%       10.89%      15.35%      9.71%     16.02%
    HIGH SCHOOL GRADUATE                        26.26%       31.31%      38.01%     31.01%     30.54%
    SOME COLLEGE                                21.91%       25.06%      24.85%     27.24%     22.60%
    COLLEGE DEGREE                              29.72%       26.26%      10.56%     26.78%     18.64%
POPULATION BY RACE - 1997 EST                  106,962       80,251       9,551     14,444     50,435
    WHITE                                       69.40%       92.10%      95.76%     94.02%     83.31%
    BLACK                                       23.05%        3.17%       2.01%      2.35%      9.34%
    INDIAN                                       0.28%        0.13%       0.23%      0.21%      0.24%
    ASIAN                                        3.07%        3.03%       0.60%      2.10%      4.13%
    HISPANIC                                     4.21%        1.57%       1.40%      1.32%      2.99%
POPULATION BY ANCESTRY - 1997 EST
    MEXICAN                                      0.27%        0.14%       0.17%      0.16%      0.26%
    CUBAN                                        0.14%        0.09%       0.01%      0.09%      0.13%
    PUERTO RICAN                                 2.26%        0.54%       0.60%      0.39%      1.52%
    ENGLISH/SCOTTISH                             5.57%        8.46%       6.31%     10.32%      7.25%
    FRENCH                                       2.89%        5.28%      10.91%      5.07%      8.75%
    GERMAN                                      11.66%       16.34%      11.33%     18.06%     11.77%
    GREEK                                        0.78%        0.72%       0.19%      0.33%      0.72%
    IRISH                                       15.87%       19.43%      22.93%     20.55%     21.01%
    ITALIAN                                     12.08%       15.37%      15.71%     12.77%     12.60%
    POLISH                                       4.39%        6.36%       8.33%      4.92%      4.94%
    PORTUGESE                                    0.18%        0.14%       0.00%      0.15%      0.08%
    RUSSIAN                                      2.36%        1.53%       0.99%      0.92%      0.73%
    NORWEGIAN/SWEDISH                            0.67%        0.77%       0.48%      0.88%      0.62%

-----------------------------------------------------------------------------------------------------
                                            Clifton
                                             Park     Schenectady   Queensbury  Whitehall   New York
-----------------------------------------------------------------------------------------------------

LAND AREA (miles)                             48.57       10.85        63.01       57.62     47,223.84
POPULATION
    1990 CENSUS                              30,117      65,566       22,630       4,409    17,990,455
    1997 ESTIMATE                            32,491      62,116       27,105       4,199    18,177,296
    2002 PROJECTION                          33,474      59,680       29,136       4,049    18,151,717
    GROWTH 1990 TO 1997                       7.88%      -5.26%       19.77%      -4.76%         1.04%
    PROJECTED GROWTH 1997 TO 2002             3.03%      -3.92%        7.49%      -3.57%        -0.14%
    POPULATION DENSITY 1997
      (persons / sq mile)                     669.0     5,723.9        430.2        72.9         384.9
POPULATION BY SEX - 1997 EST                 32,491      62,116       27,105       4,199    18,177,296
    MALE                                     49.69%      47.19%       48.21%      47.94%        48.04%
    FEMALE                                   50.31%      52.81%       51.79%      52.06%        51.96%
MARITAL STATUS (POP AGE 15+)                 25,333      49,205       21,504       3,241    14,518,258
    PERSONS SINGLE                           33.29%      56.78%       39.06%      41.90%        49.84%
    PERSONS MARRIED                          66.71%      43.22%       60.94%      58.10%        50.16%
      FEMALES NEVER MARRIED                  10.91%      15.89%       10.22%      10.71%        15.14%
      FEMALES MARRIED                        33.46%      21.58%       30.64%      29.07%        24.89%
      FEMALES WIDOWED/DIVORCED/SEPARATED      6.36%      16.33%       11.75%      12.56%        12.68%
      MALES NEVER MARRIED                    12.76%      17.42%       11.99%      12.31%        16.86%
      MALES MARRIED                          33.25%      21.64%       30.30%      29.03%        25.27%
      MALES WIDOWED/DIVORCED/SEPARATED        3.26%       7.14%        5.11%       6.33%         5.17%
POPULATION BY AGE - 1997 EST                 32,491      62,116       27,105       4,199    18,177,296
    UNDER 6 YEARS                             8.49%       9.07%        7.78%       9.43%         8.17%
    6 TO 17 YEARS                            18.44%      14.70%       17.61%      17.62%        15.68%
    15 TO 24 YEARS                            7.67%      10.09%        8.38%       8.48%         9.06%
    25 TO 34 YEARS                           12.02%      16.48%       13.00%      13.93%        15.29%
    35 TO 44 YEARS                           19.64%      15.13%       16.12%      14.53%        16.10%
    45 TO 54 YEARS                           16.63%      10.35%       14.35%      11.29%        12.96%
    55 TO 64 YEARS                            8.85%       6.96%        8.55%       8.84%         8.86%
    65 + YEARS                                8.27%      17.21%       14.22%      15.88%        13.87%
    MEDIAN AGE                                 36.9        34.8         37.0        35.4          36.1
EDUCATION ATTAINMENT (POP AGE 25+)           21,248      41,080       17,953       2,707    12,194,214
    ELEMENTARY                                1.23%       8.65%        5.33%      15.77%        10.09%
    SOME HIGH SCHOOL                          3.77%      16.63%       12.40%      19.58%        14.91%
    HIGH SCHOOL GRADUATE                     18.72%      34.04%       30.11%      36.98%        29.44%
    SOME COLLEGE                             27.37%      23.12%       28.59%      20.35%        22.21%
    COLLEGE DEGREE                           48.91%      17.58%       23.57%       7.31%        23.35%
POPULATION BY RACE - 1997 EST                32,491      62,116       27,105       4,199    18,177,296
    WHITE                                    94.35%      83.76%       97.26%      98.40%        61.79%
    BLACK                                     1.40%      10.63%        0.44%       0.17%        17.95%
    INDIAN                                    0.15%       0.32%        0.15%       0.12%         0.39%
    ASIAN                                     2.75%       1.49%        1.08%       0.38%         5.05%
    HISPANIC                                  1.35%       3.79%        1.08%       0.93%        14.82%
POPULATION BY ANCESTRY - 1997 EST
    MEXICAN                                   0.18%       0.18%        0.14%       0.33%         0.64%
    CUBAN                                     0.11%       0.11%        0.06%       0.10%         0.51%
    PUERTO RICAN                              0.50%       2.35%        0.42%       0.14%         7.22%
    ENGLISH/SCOTTISH                         12.62%       7.36%       14.13%      10.31%         6.23%
    FRENCH                                    3.41%       5.76%       12.66%      28.46%         2.09%
    GERMAN                                   17.70%      12.75%       13.02%       7.24%        11.76%
    GREEK                                     0.43%       0.50%        0.35%       0.00%         0.78%
    IRISH                                    17.70%      13.31%       14.70%      10.50%        10.13%
    ITALIAN                                  14.55%      19.44%        8.20%       7.98%        13.26%
    POLISH                                    7.06%       8.24%        3.62%       3.29%         4.65%
    PORTUGESE                                 0.07%       0.11%        0.04%       0.00%         0.19%
    RUSSIAN                                   1.35%       1.25%        0.65%       1.00%         2.55%
    NORWEGIAN/SWEDISH                         1.87%       0.92%        1.03%       0.00%         0.88%

Source: Claritas

Conversion Valuation Appraisal Report                               Page: 1 - 34
================================================================================
                      FIGURE 23-HOUSEHOLD CHARACTERISTICS

-----------------------------------------------------------------------------------------
                                        Albany    Colonie  Watervliet   East      Troy
                                                                      Greenbush
-----------------------------------------------------------------------------------------
                                                    HOUSEHOLD CHARACTERISTICS
HOUSEHOLDS
  1990 CENSUS                           42,121     28,578     4,885      5,375    20,761
  1997 ESTIMATE                         44,965     29,950     4,209      5,579    19,168
  2002 PROJECTION                       46,206     30,498     3,809      5,658    18,162
    GROWTH 1990 TO 1997                  6.75%      4.80%   -13.84%      3.80%    -7.67%
    PROJECTED GROWTH 1997 TO 2002        2.76%      1.83%    -9.50%      1.42%    -5.25%
HOUSEHOLD SIZE                          44,965     29,950     4,209      5,579    19,168
  HHs WITH 1 PERSON                     24.84%     12.71%    23.64%     13.34%    21.30%
  HHs WITH 2 PERSONS                    19.79%     17.88%    19.61%     18.39%    18.86%
  HHs WITH 3-4 PERSONS                  16.04%     18.19%    17.19%     19.64%    17.51%
  HHs WITH 5+ PERSONS                    4.00%      4.88%     4.76%      4.79%     5.43%
  AVG PERSONS PER HH 1990                 2.40       2.68      2.26       2.62      2.61
  AVG PERSONS PER HH 1997 EST             2.38       2.68      2.27       2.59      2.63
  AVG PERSONS PER HH 2002 PROJ            2.37       2.68      2.27       2.57      2.64
    CHANGE 1990 TO 1997                  -0.02       0.00      0.00      -0.03      0.02
HOUSEHOLDS BY TYPE - 1997 EST
  FAMILY HOUSEHOLDS                     47.89%     70.40%    57.31%     69.80%    56.48%
  NON-FAMILY HOUSEHOLDS                 52.11%     29.60%    42.69%     30.20%    43.52%

  PERSONS IN GROUP QUARTERS              8.42%      3.98%     0.08%      0.75%    10.21%
HOUSEHOLDS WITH CHILDREN                44,965     29,950     4,209      5,579    19,168
  HOUSEHOLDS WITH CHILDREN              47.31%     44.94%    48.34%     48.82%    50.72%
  HOUSEHOLDS WITHOUT CHILDREN          161.50%     97.11%   126.16%     94.45%   126.32%
HOUSEHOLDS BY INCOME - 1997 EST         44,965     29,950     4,209      5,579    19,168
  UNDER $15,000                         23.13%      8.93%    23.78%      6.49%    25.18%
  $15,000 TO $25,000                    16.82%     10.63%    16.06%      8.78%    18.80%
  $25,000 TO $35,000                    14.45%     12.51%    14.78%     12.28%    15.41%
  $35,000 TO $50,000                    16.52%     17.62%    19.53%     18.26%    15.60%
  $50,000 TO $75,000                    16.43%     25.75%    18.63%     29.16%    16.34%
  $75,000 TO $100,000                    7.13%     13.81%     4.56%     14.20%     5.30%
  $75,000 TO $150,000                    4.23%      7.50%     2.19%      9.37%     2.61%
  $150,000 TO $250,000                   0.93%      2.24%     0.26%      1.24%     0.55%
  $250,000 TO $500,000                   0.27%      0.69%     0.17%      0.18%     0.15%
  $500,000 OR MORE                       0.08%      0.34%     0.05%      0.04%     0.07%
AVERAGE HOUSEHOLD INCOME - 1990        $32,108    $47,079   $29,176    $46,022   $29,592
AVERAGE HOUSEHOLD INCOME - 1997 EST    $42,542    $62,699   $38,057    $59,719   $37,917
  GROWTH 1990 TO 1997                   32.50%     33.18%    30.44%     29.76%    28.13%
AVERAGE HOUSEHOLD WEALTH - 1997 EST    $98,688   $174,850   $89,583   $174,067   $90,026
AVERAGE HOUSEHOLD WEALTH - 2002 PROJ  $110,702   $201,106  $100,108   $200,367  $100,208
  PROJ GROWTH 1997 TO 2002              12.17%     15.02%    11.75%     15.11%    11.31%
HOUSEHOLDS BY INCOME SOURCE
AGGREGATE INCOME - 1997 (IN MILLIONS)   $1,913     $1,878      $160       $333      $727
  AGG HH INC: SELF-EMPLOYMENT            4.43%      6.53%     2.41%      5.74%     3.86%
  AGG HH INC: WAGES OR SALARY           87.07%     85.69%    89.51%     88.50%    89.14%
  AGG HH INC: INT/DIV/RENT/ROYALTY       8.50%      7.78%     8.08%      5.76%     7.01%
HOUSEHOLDS BY NUMBER OF VEHICLES        44,965     29,950     4,209      5,579    19,168
  NO VEHICLES                           26.81%      6.22%    21.72%      3.80%    22.50%
  1 VEHICLE                             42.89%     34.00%    44.67%     35.17%    43.22%
  2 VEHICLES                            23.58%     42.80%    28.11%     43.66%    26.64%
  3+ VEHICLES                            6.72%     16.98%     5.51%     17.37%     7.63%

----------------------------------------------------------------------------------------------------
                                        Clifton  Schenectady   Queensbury   Whitehall      New York
                                          Park
----------------------------------------------------------------------------------------------------
                                                          HOUSEHOLD CHARACTERISTICS
HOUSEHOLDS
  1990 CENSUS                             10,418     27,748       8,310        1,664       6,639,322
  1997 ESTIMATE                           11,409     26,355      10,143        1,583       6,684,831
  2002 PROJECTION                         11,858     25,377      11,011        1,529       6,681,969
    GROWTH 1990 TO 1997                    9.51%     -5.02%      22.06%       -4.87%           0.69%
    PROJECTED GROWTH 1997 TO 2002          3.94%     -3.71%       8.56%       -3.41%          -0.04%
HOUSEHOLD SIZE                            11,409     26,355      10,143        1,583       6,684,831
  HHs WITH 1 PERSON                        8.80%     23.18%      12.17%       13.41%          14.86%
  HHs WITH 2 PERSONS                      16.15%     19.55%      18.36%       18.73%          16.01%
  HHs WITH 3-4 PERSONS                    22.84%     16.94%      20.40%       20.10%          17.40%
  HHs WITH 5+ PERSONS                      5.91%      4.48%       5.56%        6.24%           6.56%
  AVG PERSONS PER HH 1990                   2.89       2.36        2.72         2.65            2.71
  AVG PERSONS PER HH 1997 EST               2.85       2.36        2.67         2.65            2.72
  AVG PERSONS PER HH 2002 PROJ              2.82       2.35        2.65         2.65            2.72
    CHANGE 1990 TO 1997                    -0.04      -0.01       -0.05         0.00            0.01
HOUSEHOLDS BY TYPE - 1997 EST
  FAMILY HOUSEHOLDS                       79.00%     56.30%      73.56%       72.14%          66.84%
  NON-FAMILY HOUSEHOLDS                   21.00%     43.70%      26.44%       27.86%          33.16%

  PERSONS IN GROUP QUARTERS                0.00%      4.34%       0.82%        0.00%           3.03%
HOUSEHOLDS WITH CHILDREN                  11,409     26,355      10,143        1,583       6,684,831
  HOUSEHOLDS WITH CHILDREN                55.35%     48.72%      51.86%       50.18%          49.76%
  HOUSEHOLDS WITHOUT CHILDREN             71.23%    128.91%      84.09%       88.44%          99.84%
HOUSEHOLDS BY INCOME - 1997 EST           11,409     26,355      10,143        1,583       6,684,831
  UNDER $15,000                            3.84%     24.65%      13.09%       29.44%          19.36%
  $15,000 TO $25,000                       4.24%     18.03%      12.00%       14.34%          12.66%
  $25,000 TO $35,000                       6.67%     15.64%      13.54%       18.38%          12.41%
  $35,000 TO $50,000                      12.71%     17.74%      20.40%       17.75%          15.82%
  $50,000 TO $75,000                      28.42%     15.75%      22.33%       13.46%          19.02%
  $75,000 TO $100,000                     21.49%      5.27%       9.03%        4.61%           9.68%
  $75,000 TO $150,000                     17.05%      2.26%       7.20%        2.02%           7.59%
  $150,000 TO $250,000                     4.18%      0.47%       1.37%        0.00%           2.10%
  $250,000 TO $500,000                     1.15%      0.17%       0.67%        0.00%           0.88%
  $500,000 OR MORE                         0.25%      0.03%       0.37%        0.00%           0.48%
AVERAGE HOUSEHOLD INCOME - 1990          $62,142    $29,086     $45,159      $27,622         $44,214
AVERAGE HOUSEHOLD INCOME - 1997 EST      $80,897    $37,342     $55,588      $32,983         $57,084
  GROWTH 1990 TO 1997                     30.18%     28.38%      23.09%       19.41%          29.11%
AVERAGE HOUSEHOLD WEALTH - 1997 EST     $208,032    $99,397    $157,100     $120,965        $134,251
AVERAGE HOUSEHOLD WEALTH - 2002 PROJ    $241,305   $112,653    $172,282     $131,396        $147,502
  PROJ GROWTH 1997 TO 2002                15.99%     13.34%       9.66%        8.62%           9.87%
HOUSEHOLDS BY INCOME SOURCE
AGGREGATE INCOME - 1997 (IN MILLIONS)       $923       $984        $564          $52        $381,599
  AGG HH INC: SELF-EMPLOYMENT              5.76%      4.68%       8.14%        6.68%           7.62%
  AGG HH INC: WAGES OR SALARY             88.57%     86.01%      83.19%       85.95%          83.99%
  AGG HH INC: INT/DIV/RENT/ROYALTY         5.67%      9.32%       8.68%        7.37%           8.38%
HOUSEHOLDS BY NUMBER OF VEHICLES          11,409     26,355      10,143        1,583       6,684,831
  NO VEHICLES                              1.39%     21.68%       4.66%       15.79%          29.76%
  1 VEHICLE                               20.96%     43.17%      32.03%       42.45%          32.24%
  2 VEHICLES                              52.44%     26.90%      46.40%       33.80%          26.70%
  3+ VEHICLES                             25.21%      8.26%      16.91%        7.96%          11.30%

Source: Claritas

Conversion Valuation Appraisal Report                               Page: 1 - 35
================================================================================


          MARKET AREA DEPOSIT
             CHARACTERISTICS

The Bank's branches are located in Albany, Rensselaer, Saratoga, Schenectady, Warren, and Washington Counties, New York. Due to the nature of the Bank's service area, the competition was defined by Bank management for each particular market.


                        FIGURE 24 - ALBANY MARKET SHARE


                   ALBANY: MARKET SHARE BY INSTITUTION TYPE

                        TOTAL           MKT SHARE       $ GROWTH        % GROWTH        AVG BRANCH              EFFICIENCY
INSTITUTION             1997              1997         1993 - 1997     1993 - 1997         1997       COUNT       RATIO
--------------------------------------------------------------------------------------------------------------------------
Total                 $2,233,417        100.00%         $790,799          54.82%         $279,177        8       100.0%
==========================================================================================================================
Banks                 $1,876,752         84.03%         $765,962          68.96%         $938,376        2       336.1%
Community Banks         $177,254          7.94%          $12,692           7.71%          $59,085        3        21.2%
Savings Banks            $54,167          2.43%          $28,070         107.56%          $27,084        2         9.7%
Thrifts                 $125,244          5.61%         ($15,925)        -11.28%         $125,244        1        44.9%
Credit Unions                 $0          0.00%               $0           0.00%               $0        0         0.0%

                      ALBANY: MARKET SHARE BY INSTITUTION

                        TOTAL           MKT SHARE       $ GROWTH        % GROWTH        AVG BRANCH              EFFICIENCY
INSTITUTION             1997              1997         1993 - 1997     1993 - 1997         1997       COUNT       RATIO
--------------------------------------------------------------------------------------------------------------------------
Total                  $2,233,417      100.00%          $790,799          54.82%        $279,177        8       100.0%
==========================================================================================================================
ALBANK, FSB              $125,244        5.61%          ($15,925)        -11.28%        $125,244        1        44.9%
EVERGREEN BK NA           $14,626        0.65%           ($2,216)        -13.16%         $14,626        1         5.2%
FLEET BK OF NY         $1,835,020       82.16%        $1,248,429         212.83%      $1,835,020        1       657.3%
HUDSON CITY SVGS INST     $41,200        1.84%           $15,103          57.87%         $41,200        1        14.8%
KEY BK USA NA                  $0        0.00%         ($488,108)       -100.00%              $0        0         0.0%
MARINE MIDLAND BK         $41,732        1.87%            $5,641          15.63%         $41,732        1        14.9%
M&T BANK                  $64,423        2.88%           $37,020         135.09%         $64,423        1        23.1%
TROY SVGS BK              $12,967        0.58%           $12,967         100.00%         $12,967        1         4.6%
TRUSTCO BK NA             $98,205        4.40%          ($22,112)        -18.38%         $98,205        1        35.2%

Source: Sheshunoff data, FinPro calculations.

Conversion Valuation Appraisal Report                               Page: 1 - 36
================================================================================

                     FIGURE 25 - CLIFTON PARK MARKET SHARE

                CLIFTON PARK: MARKET SHARE BY INSTITUTION TYPE

                        TOTAL           MKT SHARE       $ GROWTH        % GROWTH        AVG BRANCH              EFFICIENCY
INSTITUTION             1997              1997         1993 - 1997     1993 - 1997         1997       COUNT       RATIO
--------------------------------------------------------------------------------------------------------------------------
Total                 $510,427          100.00%         $138,004          37.06%        $30,025         17        100.0%
==========================================================================================================================
Banks                 $122,033           23.91%          $49,070          67.25%        $61,017          2        203.2%
Community Banks       $221,015           43.30%          $57,100          34.84%        $27,627          8         92.0%
Savings Banks         $134,449           26.34%          $13,715          11.36%        $26,890          5         89.6%
Thrifts                 $7,434            1.46%           $7,434           0.00%         $7,434          1         24.8%
Credit Unions          $25,496            5.00%          $10,685          72.14%        $25,496          1         84.9%

                   CLIFTON PARK: MARKET SHARE BY INSTITUTION

                        TOTAL           MKT SHARE       $ GROWTH        % GROWTH        AVG BRANCH              EFFICIENCY
INSTITUTION             1997              1997         1993 - 1997     1993 - 1997         1997       COUNT       RATIO
--------------------------------------------------------------------------------------------------------------------------
Total                 $510,427          100.00%         $138,004          37.06%          $30,025       17        100.0%
==========================================================================================================================
FLEET BK OF NY         $82,788           16.22%          $63,085         320.18%          $82,788        1        275.7%
TROY SVGS BK           $57,774           11.32%           $1,854           3.32%          $28,887        2         96.2%
COHOES SVGS BK         $43,593            8.54%          ($4,606)         -9.56%          $43,593        1        145.2%
TRUSTCO BK NA         $120,519           23.61%          $23,886          24.72%          $30,130        4        100.3%
ALBANK, FSB            $44,290            8.68%          $20,160          83.55%          $22,145        2         73.8%
MARINE MIDLAND BK      $33,278            6.52%           $3,941          13.43%          $33,278        1        110.8%
TCT FCU                $25,496            5.00%          $10,685          72.14%          $25,496        1         84.9%
AMSTERDAM SAVINGS
 BANK, FSB             $24,049            4.71%           $7,434          44.74%          $24,049        1         80.1%
BALSTON SPA NB         $17,738            3.48%           $3,923          28.40%          $17,738        1         59.1%
PIONEER SVGS BK         $9,033            1.77%           $9,033         100.00%           $9,033        1         30.1%
KEYBANK NA             $39,245            7.69%         ($14,015)        -26.31%          $39,245        1        130.7%
EVERGREEN BK NA        $12,624            2.47%          $12,624         100.00%          $12,624        1         42.0%
SEFCU                       $0            0.00%               $0         100.00%               $0        0          0.0%

Source: Sheshunoff data, FinPro calculations.

                        FIGURE 26 - COLONIE MARKET SHARE

                   COLONIE: MARKET SHARE BY INSTITUTION TYPE

                        TOTAL           MKT SHARE       $ GROWTH        % GROWTH        AVG BRANCH              EFFICIENCY
INSTITUTION             1997              1997         1993 - 1997     1993 - 1997         1997       COUNT       RATIO
--------------------------------------------------------------------------------------------------------------------------
Total                 $621,805           100.00%        $258,891          71.34%         $36,577        17        100.0%
==========================================================================================================================
Banks                 $194,415            31.27%        $106,195         120.38%         $38,883         5        106.3%
Community Banks       $272,809            43.87%        $119,423          77.86%         $30,312         9         82.9%
Savings Banks         $154,581            24.86%         $33,273          27.43%         $51,527         3        140.9%
Thrifts                     $0             0.00%              $0           0.00%              $0         0          0.0%
Credit Unions               $0             0.00%              $0           0.00%              $0         0          0.0%


                     COLONIE: MARKET SHARE BY INSTITUTION

                        TOTAL           MKT SHARE       $ GROWTH        % GROWTH        AVG BRANCH              EFFICIENCY
INSTITUTION             1997              1997         1993 - 1997     1993 - 1997         1997       COUNT       RATIO
--------------------------------------------------------------------------------------------------------------------------
Total                 $637,710           100.00%        $266,620          71.85%          $35,428       18        100.0%
==========================================================================================================================
TRUSTCO BK NA         $141,108            22.13%         $14,076          11.08%          $47,036        3        132.8%
KEYBANK NA            $142,937            22.41%         $86,552         153.50%          $47,646        3        134.5%
FLEET BK OF NY         $51,478             8.07%         $19,643          61.70%          $25,739        2         72.7%
TROY SVGS BK           $24,774             3.88%         $24,774         100.00%          $24,774        1         69.9%
FIRST NB OF SCOTIA     $21,885             3.43%          $3,707          20.39%          $21,885        1         61.8%
EVERGREEN BK NA        $21,294             3.34%         $21,294         100.00%          $21,294        1         60.1%
M&T BANK               $19,515             3.06%         $19,515         100.00%          $19,515        1         55.1%
ALBANK, FSB           $139,689            21.90%         $18,381          15.15%          $69,845        2        197.1%
MARINE MIDLAND BK      $31,810             4.99%         $15,458          94.53%          $15,905        2         44.9%
CAPITAL BK&TC          $35,172             5.52%         $35,172         100.00%          $35,172        1         99.3%
COHOES SVGS BK          $8,048             1.26%          $8,048         100.00%           $8,048        1         22.7%

Conversion Valuation Appraisal Report                               Page: 1 - 37
================================================================================

Source: Sheshunoff data, FinPro calculations.

                    FIGURE 27 - EAST GREENBUSH MARKET SHARE

                 E GREENBUSH: MARKET SHARE BY INSTITUTION TYPE

                        TOTAL           MKT SHARE       $ GROWTH        % GROWTH        AVG BRANCH              EFFICIENCY
INSTITUTION             1997              1997         1993 - 1997     1993 - 1997         1997       COUNT       RATIO
--------------------------------------------------------------------------------------------------------------------------
Total                 $320,690           100.00%         $35,197          12.33%          $35,632       9        100.0%
==========================================================================================================================
Banks                  $64,194            20.02%          $1,430           2.28%          $16,049       4         45.0%
Community Banks        $81,224            25.33%          $4,403           5.73%          $40,612       2        114.0%
Savings Banks         $104,998            32.74%         $16,293          18.37%          $52,499       2        147.3%
Thrifts                $70,274            21.91%         $13,071          22.85%          $70,274       1        197.2%
Credit Unions               $0             0.00%              $0           0.00%               $0       0          0.0%

                   E GREENBUSH: MARKET SHARE BY INSTITUTION

                        TOTAL           MKT SHARE       $ GROWTH        % GROWTH        AVG BRANCH              EFFICIENCY
INSTITUTION             1997              1997         1993 - 1997     1993 - 1997         1997       COUNT       RATIO
--------------------------------------------------------------------------------------------------------------------------
Total                 $320,690           100.00%         $35,197         12.33%           $35,632       9        100.0%
==========================================================================================================================
TROY SVGS BK           $89,618            27.95%            $913          1.03%           $89,618       1        251.5%
ALBANK, FSB            $70,274            21.91%         $13,071         22.85%           $70,274       1        197.2%
TRUSTCO BK NA          $42,033            13.11%          $3,891         10.20%           $42,033       1        118.0%
EVERGREEN BK NA        $39,191            12.22%            $512          1.32%           $39,191       1        110.0%
HUDSON CITY SVGS INST  $15,380             4.80%         $15,380        100.00%           $15,380       1         43.2%
FLEET BK OF NY         $12,768             3.98%            $708          5.87%           $12,768       1         35.8%
KEYBANK NA             $51,426            16.04%            $722          1.42%           $17,142       3         48.1%

Source: Sheshunoff data, FinPro calculations.

                     FIGURE 28 - GUILDERLAND MARKET SHARE

                 GUILDERLAND: MARKET SHARE BY INSTITUTION TYPE

                        TOTAL           MKT SHARE       $ GROWTH        % GROWTH        AVG BRANCH              EFFICIENCY
INSTITUTION             1997              1997         1993 - 1997     1993 - 1997         1997       COUNT       RATIO
--------------------------------------------------------------------------------------------------------------------------
Total                 $347,283           100.00%         $53,499         18.21%          $31,571        11       100.0%
==========================================================================================================================
Banks                  $89,269            25.70%        ($16,336)       -15.47%          $29,756         3        94.3%
Community Banks       $193,450            55.70%         $48,293         33.27%          $38,690         5       122.5%
Savings Banks          $10,782             3.10%         $10,782          0.00%          $10,782         1        34.2%
Thrifts                $53,782            15.49%         $10,760         25.01%          $26,891         2        85.2%
Credit Unions               $0             0.00%              $0          0.00%               $0         0         0.0%

                   GUILDERLAND: MARKET SHARE BY INSTITUTION

                        TOTAL           MKT SHARE       $ GROWTH        % GROWTH        AVG BRANCH              EFFICIENCY
INSTITUTION             1997              1997         1993 - 1997     1993 - 1997         1997       COUNT       RATIO
--------------------------------------------------------------------------------------------------------------------------
Total                 $347,283           100.00%         $53,499          18.21%         $31,571        11       100.0%
==========================================================================================================================
TRUSTCO BK NA         $143,734            41.39%         $19,362          15.57%         $47,911         3       151.8%
KEYBANK NA             $73,965            21.30%        ($14,631)        -16.51%         $36,983         2       117.1%
ALBANK, FSB            $52,176            15.02%          $9,154          21.28%         $52,176         1       165.3%
ONBANK & TC            $39,853            11.48%         $27,643         226.40%         $39,853         1       126.2%
FLEET BK OF NY         $15,304             4.41%         ($1,705)        -10.02%         $15,304         1        48.5%
AMSTERDAM SAVINGS
  BANK, FSB             $1,606             0.46%          $1,606         100.00%          $1,606         1         5.1%
FIRST NATIONAL BANK
  OF SCOTIA             $9,863             2.84%          $1,288          15.02%          $9,863         1        31.2%
COHOES SVGS BK         $10,782             3.10%         $10,782         100.00%         $10,782         1        34.2%

Source: Sheshunoff data, FinPro calculations.

Conversion Valuation Appraisal Report                              Page: 1 - 38
================================================================================


                  FIGURE 29 - HUDSON VALLEY/TROY MARKET SHARE

                                  TROY: MARKET SHARE BY INSTITUTION TYPE

                          TOTAL      MKT SHARE        $ GROWTH           % GROWTH       AVG BRANCH              EFFICIENCY
INSTITUTION               1997         1997          1993 - 1997        1993 - 1997        1997       COUNT       RATIO
--------------------------------------------------------------------------------------------------------------------------
Total                      $78,087      100.00%           $18,392             30.81%        $39,044        2        100.0%
==========================================================================================================================
Banks                      $23,879       30.58%            $4,065             20.52%        $23,879        1         61.2%
Community Banks                 $0        0.00%                $0              0.00%             $0        0          0.0%
Savings Banks              $54,208       69.42%           $14,327             35.92%        $54,208        1        138.8%
Thrifts                         $0        0.00%                $0              0.00%             $0        0          0.0%
Credit Unions                   $0        0.00%                $0              0.00%             $0        0          0.0%

                                  TROY: MARKET SHARE BY INSTITUTION

                          TOTAL      MKT SHARE        $ GROWTH           % GROWTH       AVG BRANCH              EFFICIENCY
INSTITUTION               1997         1997          1993 - 1997        1993 - 1997        1997       COUNT       RATIO
--------------------------------------------------------------------------------------------------------------------------
Total                      $78,087      100.00%           $18,392             30.81%        $39,044        2        100.0%
==========================================================================================================================
TROY SVGS BK               $54,208       69.42%           $14,327             35.92%        $54,208        1        138.8%
M&T                        $23,879       30.58%            $4,065             20.52%        $23,879        1         61.2%

Source: Sheshunoff data, FinPro calculations.

                        FIGURE 30 - LATHAM (COLONIE) MARKET SHARE

                                COLONIE: MARKET SHARE BY INSTITUTION

                          TOTAL      MKT SHARE        $ GROWTH           % GROWTH       AVG BRANCH              EFFICIENCY
INSTITUTION               1997         1997          1993 - 1997        1993 - 1997        1997       COUNT       RATIO
--------------------------------------------------------------------------------------------------------------------------
Total                      $577,104     100.00%           $127,829            28.45%        $38,474       15        100.0%
==========================================================================================================================
Banks                      $117,554      20.37%            $12,704            12.12%        $39,185        3        101.8%
Community Banks            $170,823      29.60%            $73,965            76.36%        $28,471        6         74.0%
Savings Banks              $233,707      40.50%            $22,441            10.62%        $58,427        4        151.9%
Thrifts                     $31,762       5.50%            $15,827            99.32%        $31,762        1         82.6%
Credit Unions               $23,258       4.03%             $2,892            14.20%        $23,258        1         60.5%

                                COLONIE: MARKET SHARE BY INSTITUTION

                          TOTAL      MKT SHARE        $ GROWTH           % GROWTH       AVG BRANCH              EFFICIENCY
INSTITUTION               1997         1997          1993 - 1997        1993 - 1997        1997       COUNT       RATIO
--------------------------------------------------------------------------------------------------------------------------
Total                      $577,104     100.00%           $127,829            28.45%        $38,474       15        100.0%
==========================================================================================================================
ALBANK, FSB                 $49,692       8.61%            $33,757           211.84%        $24,846        2         64.6%
PIONEER SVGS BK            $106,228      18.41%            $14,432            15.72%       $106,228        1        276.1%
COHOES SVGS BK              $83,162      14.41%           ($15,530)          -15.74%        $83,162        1        216.2%
ONBANK & TC                 $58,473      10.13%            $46,681           395.87%        $58,473        1        152.0%
FLEET BK OF NY              $78,271      13.56%            $13,125            20.15%        $39,136        2        101.7%
KEYBANK NA                  $39,283       6.81%              ($421)           -1.06%        $39,283        1        102.1%
MARINE MIDLAND BK           $37,709       6.53%             $6,325            20.15%        $37,709        1         98.0%
TROY SVGS BK                $33,860       5.87%            $13,082            62.96%        $33,860        1         88.0%
COMMUNITY RESOURCE FCU      $23,258       4.03%             $2,892            14.20%        $23,258        1         60.5%
TRUSTCO BK NA               $56,711       9.83%             $3,029             5.64%        $18,904        3         49.1%
AMSTERDAM SAVINGS
  BANK, FSB                 $10,457       1.81%            $10,457           100.00%        $10,457        1         27.2%

Source: Sheshunoff data, FinPro calculations.

Conversion Valuation Appraisal Report                              Page: 1 - 39
================================================================================

                        FIGURE 31 - QUEENSBURY MARKET SHARE

                                 QUEENSBURY: MARKET SHARE BY INSTITUTION TYPE

                          TOTAL      MKT SHARE        $ GROWTH           % GROWTH       AVG BRANCH              EFFICIENCY
INSTITUTION               1997         1997          1993 - 1997        1993 - 1997        1997       COUNT       RATIO
--------------------------------------------------------------------------------------------------------------------------
Total                      $328,125     100.00%           $90,123             37.87%        $32,813       10        100.0%
==========================================================================================================================
Banks                       $20,993       6.40%            $9,832             88.09%        $20,993        1         64.0%
Community Banks            $201,816      61.51%           $45,987             29.51%        $40,363        5        123.0%
Savings Banks              $102,642      31.28%           $31,630             44.54%        $34,214        3        104.3%
Thrifts                      $2,674       0.81%            $2,674              0.00%         $2,674        1          8.1%
Credit Unions                    $0       0.00%                $0              0.00%             $0        0          0.0%

                                 QUEENSBURY: MARKET SHARE BY INSTITUTION TYPE

                          TOTAL      MKT SHARE        $ GROWTH           % GROWTH       AVG BRANCH              EFFICIENCY
INSTITUTION               1997         1997          1993 - 1997        1993 - 1997        1997       COUNT       RATIO
--------------------------------------------------------------------------------------------------------------------------
Total                      $328,125     100.00%           $90,123             37.87%        $32,813        10       100.0%
==========================================================================================================================
EVERGREEN BK NA             $88,678      27.03%           $20,276             29.64%        $44,339         2       135.1%
GLENS FALLS NB&TC           $68,029      20.73%           $18,650             37.77%        $68,029         1       207.3%
TROY SVGS BK                $39,245      11.96%           $39,245            100.00%        $19,623         2        59.8%
TRUSTCO BK NA               $45,109      13.75%            $7,061             18.56%        $22,555         2        68.7%
KEYBANK NA                  $20,993       6.40%            $9,832             88.09%        $20,993         1        64.0%
ALBANK, FSB                 $66,071      20.14%           ($4,941)            (6.96%)       $33,036         2       100.7%

Source: Sheshunoff data, FinPro calculations.

                        FIGURE 32 - SCHENECTADY MARKET SHARE

                                 SCHENECTADY: MARKET SHARE BY INSTITUTION TYPE

                          TOTAL      MKT SHARE        $ GROWTH           % GROWTH       AVG BRANCH              EFFICIENCY
INSTITUTION               1997         1997          1993 - 1997        1993 - 1997        1997       COUNT       RATIO
--------------------------------------------------------------------------------------------------------------------------
Total                      $526,128     100.00%           ($1,663)            -0.32%       $35,075         15       100.0%
==========================================================================================================================
Banks                      $180,915      34.39%          ($62,757)           -25.75%       $45,229          4       128.9%
Community Banks            $207,457      39.43%           $14,466              7.50%       $41,491          5       118.3%
Savings Banks               $48,414       9.20%           $25,342            109.84%       $16,138          3        46.0%
Thrifts                      $2,838       0.54%            $2,838              0.00%        $2,838          1         8.1%
Credit Unions               $86,504      16.44%           $18,448             27.11%       $43,252          2       123.3%

                                 SCHENECTADY: MARKET SHARE BY INSTITUTION

                          TOTAL      MKT SHARE        $ GROWTH           % GROWTH       AVG BRANCH              EFFICIENCY
INSTITUTION               1997         1997          1993 - 1997        1993 - 1997        1997       COUNT       RATIO
--------------------------------------------------------------------------------------------------------------------------
Total                      $526,128     100.00%          ($1,663)            -0.32%       $35,075          15       100.0%
==========================================================================================================================
FLEET BK OF NY             $148,684      28.26%         ($61,900)           -29.39%       $74,342           2       212.0%
TRUSTCO BK NA              $182,019      34.60%           $7,497              4.30%       $60,673           3       173.0%
FIRST TEACHERS FCU          $82,235      15.63%          $18,509             29.04%       $82,235           1       234.5%
TROY SVGS BK                $31,192       5.93%           $9,164             41.60%       $31,192           1        88.9%
KEYBANK NA                  $29,745       5.65%          ($3,343)           -10.10%       $29,745           1        84.8%
AMSTERDAM SAVINGS
  BANK, FSB                  $9,166       1.74%           $9,166            100.00%        $9,166           1        26.1%
COHOES SVGS BK               $8,056       1.53%           $7,012            671.65%        $8,056           1        23.0%
MOHAWK PROGRESSIVE FCU       $4,269       0.81%             ($61)            -1.41%        $4,269           1        12.2%
SCHENECTADY FEDERAL
  SAVINGS                    $2,838       0.54%           $2,838            100.00%        $2,838           1         8.1%
ALBANK, FSB                  $2,486       0.47%           $2,486            100.00%        $2,486           1         7.1%
FIRST NATIONAL BANK
  OF SCOTIA                 $21,895       4.16%           $3,426             18.55%       $21,895           1        62.4%
EVERGREEN BK NA              $3,543       0.67%           $3,543            100.00%        $3,543           1        10.1%

Source: Sheshunoff data, FinPro calculations.

Conversion Valuation Appraisal Report                              Page: 1 - 40
================================================================================

                                FIGURE 33 - TROY MARKET SHARE

                                   TROY: MARKET SHARE BY INSTITUTION TYPE

                          TOTAL      MKT SHARE        $ GROWTH           % GROWTH       AVG BRANCH              EFFICIENCY
INSTITUTION               1997         1997          1993 - 1997        1993 - 1997        1997       COUNT       RATIO
--------------------------------------------------------------------------------------------------------------------------
Total                      $604,115     100.00%          $8,384           1.41%             $75,514        8        100.0%
==========================================================================================================================
Banks                       $75,233      12.45%          $6,787           9.92%             $37,617        2         49.8%
Community Banks            $137,982      22.84%         $26,132          23.36%             $68,991        2         91.4%
Savings Banks              $345,909      57.26%        ($27,532)         -7.37%            $115,303        3        152.7%
Thrifts                     $44,991       7.45%          $2,997           7.14%             $44,991        1         59.6%
Credit Unions                    $0       0.00%              $0           0.00%                  $0        0          0.0%

                                   TROY: MARKET SHARE BY INSTITUTION

                          TOTAL      MKT SHARE        $ GROWTH           % GROWTH       AVG BRANCH              EFFICIENCY
INSTITUTION               1997         1997          1993 - 1997        1993 - 1997        1997       COUNT       RATIO
--------------------------------------------------------------------------------------------------------------------------
Total                      $604,115      100.00%         $8,384           1.41%            $75,514         8        100.0%
==========================================================================================================================
TROY SVGS BK               $182,675        30.24%      ($32,697)        -15.18%           $182,675         1        241.9%
PIONEER SVGS BK            $111,342        18.43%        $6,485           6.18%           $111,342         1        147.4%
M&T                         $70,921        11.74%       $32,297          83.62%            $70,921         1         93.9%
MARINE MIDLAND BK           $67,061        11.10%       ($6,165)         -8.42%            $67,061         1         88.8%
COHOES SVGS BK              $51,892         8.59%       ($1,320)         -2.48%            $51,892         1         68.7%
KEYBANK NA                  $45,577         7.54%       $20,377          80.86%            $45,577         1         60.4%
ALBANK, FSB                 $44,991         7.45%        $2,997           7.14%            $44,991         1         59.6%
FLEET BK OF NY              $29,656         4.91%      ($13,590)        -31.42%            $29,656         1         39.3%

Source: Sheshunoff data, FinPro calculations.

                        FIGURE 34 - WATERVLIET MARKET SHARE

                                 WATERVLIET: MARKET SHARE BY INSTITUTION

                          TOTAL      MKT SHARE        $ GROWTH           % GROWTH       AVG BRANCH              EFFICIENCY
INSTITUTION               1997         1997          1993 - 1997        1993 - 1997        1997       COUNT       RATIO
--------------------------------------------------------------------------------------------------------------------------
Total                      $241,670     100.00%        $23,269            10.65%           $48,334         5        100.0%
==========================================================================================================================
Banks                      $103,175      42.69%         $2,554             2.54%           $34,392         3         71.2%
Community Banks                  $0       0.00%             $0             0.00%                $0         0          0.0%
Savings Banks              $138,495      57.31%        $20,715            17.59%           $69,248         2        143.3%
Thrifts                          $0       0.00%             $0             0.00%                $0         0          0.0%
Credit Unions                    $0       0.00%             $0             0.00%                $0         0          0.0%

                                              WATERVLIET: MARKET SHARE BY INSTITUTION

                          TOTAL      MKT SHARE        $ GROWTH           % GROWTH       AVG BRANCH              EFFICIENCY
INSTITUTION               1997         1997          1993 - 1997        1993 - 1997        1997       COUNT       RATIO
--------------------------------------------------------------------------------------------------------------------------
Total                      $241,670     100.00%        $23,269            10.65%           $48,334         5        100.0%
==========================================================================================================================
PIONEER SVGS BK             $98,907      40.93%        $14,007            16.50%           $98,907         1        204.6%
TROY SVGS BK                $39,588      16.38%         $6,708            20.40%           $39,588         1         81.9%
FLEET BK OF NY              $19,726       8.16%        ($2,254)          -10.25%           $19,726         1         40.8%
KEYBANK NA                  $50,993      21.10%          ($505)           -0.98%           $50,993         1        105.5%
M&T                         $32,456      13.43%         $5,313            19.57%           $32,456         1         67.1%

Source: Sheshunoff data, FinPro calculations.

Conversion Valuation Appraisal Report                               Page: 1 - 41
================================================================================

                        FIGURE 35 - WHITEHALL MARKET SHARE

                                WHITEHALL: MARKET SHARE BY INSTITUTION TYPE


                          TOTAL      MKT SHARE        $ GROWTH           % GROWTH       AVG BRANCH              EFFICIENCY
INSTITUTION               1997         1997          1993 - 1997        1993 - 1997        1997       COUNT       RATIO
--------------------------------------------------------------------------------------------------------------------------
Total                      $35,490      100.00%        $615                 1.76%          $17,745         2        100.0%
==========================================================================================================================
Banks                           $0        0.00%          $0                 0.00%               $0         0          0.0%
Community Banks                 $0        0.00%          $0                 0.00%               $0         0          0.0%
Savings Banks              $22,337       62.94%        $502                 2.30%          $22,337         1        125.9%
Thrifts                    $13,153       37.06%        $113                 0.87%          $13,153         1         74.1%
Credit Unions                   $0        0.00%          $0                 0.00%               $0         0          0.0%

                                WHITEHALL: MARKET SHARE BY INSTITUTION

                          TOTAL      MKT SHARE        $ GROWTH           % GROWTH       AVG BRANCH              EFFICIENCY
INSTITUTION               1997         1997          1993 - 1997        1993 - 1997        1997       COUNT       RATIO
--------------------------------------------------------------------------------------------------------------------------
Total                      $35,490      100.00%        $615                 1.76%          $17,745         2        100.0%
==========================================================================================================================
TROY SVGS BK               $22,337       62.94%        $502                 2.30%          $22,337         1        125.9%
ALBANK, FSB                $13,153       37.06%        $113                 0.87%          $13,153         1         74.1%

Source: Sheshunoff data, FinPro calculations.


3.  COMPARISONS WITH PUBLICLY TRADED THRIFTS


          INTRODUCTION

This chapter presents an analysis of the Bank's operations against a Comparable Group of publicly traded savings institutions. The Comparable Group was selected from a universe of 367 public thrifts as of December 3, 1998. The Comparable Group was selected based upon similarity of characteristics to the Bank. The Comparable Group multiples provide the basis for the fair market valuation of the Bank. Factors that influence the Bank's value such as balance sheet structure and size, profitability, income and expense trends, capital levels, credit risk, and recent operating results can be measured against the Comparable Group. The Comparable Group current market pricing, coupled with the appropriate adjustments for differences between the Bank and the Comparable Group, will then be utilized as the basis for the pro forma valuation of the Bank to-be-issued common stock.

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================================================================================


          SELECTION SCREENS


When selecting the Comparables, it was determined that the balance sheet size of the institution was of greater importance than geography. As important as asset size was the level of equity capital. Institutions with low equity to assets were excluded as the Bank will have an extremely high equity to assets ratio after the conversion.

THE SELECTION SCREENS UTILIZED TO IDENTIFY POSSIBLE COMPARABLES FROM THE LIST OF 367 PUBLIC THRIFTS AT DECEMBER 3, 1998 INCLUDED:

1. The IPO date had to be before June 30, 1997, eliminating any new conversions.

2.    The conversion type had to be a full standard conversion.

3. The total asset size had to be greater than $650 million and less than $1.1 billion.

4. The Comparables gross loans to assets ratio had to be greater than or equal to 50.00%.

5.    The Comparables could not be involved in a pending merger or acquisition.

6. The Comparables had to be from the Mid-Atlantic, New England, or Midwest Regions.

7.    The Comparables must be traded on the AMSE, NYSE, or NASDAQ.

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================================================================================


Applying these criteria against the 367 public thrifts resulted in the following 13 institutions.

                       FIGURE 36 - POTENTIAL COMPARABLES

                                                                                    NUMBER
                                                                                      OF
TICKER          SHORT NAME                      EXCHANGE         CITY       STATE  OFFICES   IPO DATE
-------------------------------------------     -----------------------------------------------------
BFD     BostonFed Bancorp, Inc.                 AMSE         Burlington      MA      10      10/24/95
CFSB    CFSB Bancorp, Inc.                      NASDAQ       Lansing         MI      17      06/22/90
FFYF    FFY Financial Corp.                     NASDAQ       Youngstown      OH      10      06/28/93
FBBC    First Bell Bancorp, Inc.                NASDAQ       Pittsburgh      PA       7      06/29/95
FNGB    First Northern Capital Corporation      NASDAQ       Green Bay       WI      19      12/29/83
HMNF    HMN Financial, Inc.                     NASDAQ       Spring Valley   MN      10      06/30/94
HOMF    Home Federal Bancorp                    NASDAQ       Seymour         IN      16      01/23/88
MECH    MECH Financial, Inc.                    NASDAQ       Hartford        CT      16      06/26/96
MWBX    MetroWest Bank                          NASDAQ       Framingham      MA      15      10/10/86
NSSY    NSS Bancorp, Inc.                       NASDAQ       Norwalk         CT       8      06/16/94
OFCP    Ottawa  Financial Corporation           NASDAQ       Holland         MI      26      08/19/94
PBKB    People's Bancshares, Inc.               NASDAQ       New Bedford     MA      12      10/30/86
SFIN    Statewide Financial Corp.               NASDAQ       Jersey City     NJ      16      10/02/95


One institution was eliminated from this list as it is an announced acquisition target.

                      FIGURE 37 - COMPARABLES ELIMINATED

        TICKER          SHORT NAME              CITY    STATE
        --------------------------------     -----------------------
        ANNOUNCED ACQUISITION TARGET

        NSSY         NSS Bancorp, Inc.       Norwalk    CT

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================================================================================


The twelve comparable institutions after the screening process are as follows:

                          FIGURE 38 - COMPARABLE GROUP

                                                                                    NUMBER
                                                                                      OF
TICKER          SHORT NAME                      EXCHANGE         CITY       STATE  OFFICES   IPO DATE
-------------------------------------------     -----------------------------------------------------
BFD     BostonFed Bancorp, Inc.                 AMSE         Burlington      MA      10      10/24/95
CFSB    CFSB Bancorp, Inc.                      NASDAQ       Lansing         MI      17      06/22/90
FFYF    FFY Financial Corp.                     NASDAQ       Youngstown      OH      10      06/28/93
FBBC    First Bell Bancorp, Inc.                NASDAQ       Pittsburgh      PA       7      06/29/95
FNGB    First Northern Capital Corporation      NASDAQ       Green Bay       WI      19      12/29/83
HMNF    HMN Financial, Inc.                     NASDAQ       Spring Valley   MN      10      06/30/94
HOMF    Home Federal Bancorp                    NASDAQ       Seymour         IN      16      01/23/88
MECH    MECH Financial, Inc.                    NASDAQ       Hartford        CT      16      06/26/96
MWBX    MetroWest Bank                          NASDAQ       Framingham      MA      15      10/10/86
OFCP    Ottawa  Financial Corporation           NASDAQ       Holland         MI      26      08/19/94
PBKB    People's Bancshares, Inc.               NASDAQ       New Bedford     MA      12      10/30/86
SFIN    Statewide Financial Corp.               NASDAQ       Jersey City     NJ      16      10/02/95

          SELECTION CRITERIA


Excluded from the Comparable Group were institutions that were involved in pending mergers or acquisitions. Also, institutions that completed their conversions within the last year were also excluded as the earnings of newly converted institutions do not reflect a full years benefit from the reinvestment of proceeds, and thus the price/earnings multiples and return on equity measures for these institutions tend to be skewed upward and downward respectively.

In an ideal world, all of the Comparable Group would contain the exact characteristics of the Bank. The goal of the selection criteria process is to find those institutions that most closely match those of the Bank. None of the Comparables selected will be exact clones of the Bank.

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================================================================================


The members of the Comparable Group were selected based upon the following criteria:

            1.        Asset size

            2.        Profitability

            3.        Capital Level

            4.        Balance Sheet Mix

            5.        Operating Strategy

            6.        Date of conversion

1.  ASSET SIZE          The Comparable Group should have a similar asset size to
the Bank. The Comparable Group ranged in size from $652.6 million to $1.1 billion in total assets with a median of $736.5 million. The Bank's asset size was $716.6 million as of September 30, 1998 and will be $784.9 million on a pro forma basis at the midpoint of the estimated valuation range.

2.  PROFITABILITY       The Comparable Group had a median ROAA of 1.03% and a
median ROAE of 11.03% for the most recent quarter available. The Comparable Group profitability measures had a dispersion about the mean for the ROAA measure ranging from a low of (0.24%) to a high of 1.44% while the ROAE measure ranged from a low of (2.48%) to a high of 26.67%. The Bank had a ROAA of (0.13%) and ROAE of (1.20%) as of September 30, 1998.

3.  CAPITAL LEVEL       The median equity to assets ratio for the Comparable
Group was 9.50% with a high of 12.77% and a low of 3.67%. At September 30, 1998, the Bank had an equity to assets ratio of 9.91%. On a pro forma basis, at the midpoint, the Bank would have an equity to assets ratio of 17.74%.

4.  BALANCE SHEET MIX   At September 30, 1998, the Bank had a net loan to asset
ratio of 63.81%. The median loan to asset ratio for the Comparables was 73.03%, ranging from a low of 51.74% to a high of 90.00%. On the liability side the Bank's deposit to asset ratio was 80.68% at September 30, 1998 while the Comparable median was 67.63%, ranging from 47.18% to 83.68%. Additionally, the Bank's borrowings to assets ratio was 6.62% as of September 30, 1998 and the Comparable median borrowings to assets ratio was 20.33% with a range of 7.65% to 46.37%.

5. OPERATING STRATEGY An institution's operating characteristics are important because they determine future performance. They also affect expected rates of return and investor's general perception of the quality, risk and attractiveness of a given company. Specific operating

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================================================================================

characteristics include profitability, balance sheet growth, asset quality, capitalization, and non-financial factors such as management strategies and lines of business.

6. DATE OF CONVERSION Recent conversions, those completed after June 30, 1997, were excluded since the earnings of a newly converted institution do not reflect a full year's benefits of reinvestment of conversion proceeds. Additionally, new issues tend to trade at a discount to the market averages.




     COMPARABLE GROUP PROFILES


      (1) BOSTONFED BANCORP INC. BFD is a SAIF insured institution that had the highest assets of the comparable group at $1.1 billion, is headquartered in Burlington, Massachusetts, and operates 10 branches. BFD had the second highest loans to deposits ratio, 132.95%, borrowings to assets ratio, 29.50%, reserves to NPAs plus 90 days ratio, 552.16%, and asset growth rate, 14.45%. BFD had the second lowest deposits to assets ratio, 61.68%. BFD was selected to the Group based on its number of offices and interest income to average assets ratio.

      (2) CFSB BANCORP, INC. CFSB is a SAIF insured thrift that operates 17 offices, is headquartered in Lansing, Michigan, and had assets of $867.4 million. CFSB had the highest loans to deposits ratio, 135.13%, loans to assets ratio, 90.00%, and the second highest ROAA and ROAE, 1.34% and 17.08% respectively. CFSB was selected to the Group based on its number of offices, interest income to average assets, and total assets.

      (3) FFY FINANCIAL CORP. FFYF is a SAIF insured thrift that operates 10 offices, is headquartered in Youngstown, Ohio, and had assets of $658.6 million. FFYF had the highest equity to assets ratio, 12.77%, equity plus reserves to assets ratio, 13.18%, and non-performing loans ratio, 0.80%. FFYF had the lowest reserves to non-performing assets plus 90 day ratio, 70.83%, and loan growth rate, (11.51%). It was selected as a comparable based on its asset size, number of offices, reserves to non-performing assets plus 90 day ratio, net interest margin, non-interest income to average assets, and asset growth rate.

      (4) FIRST BELL BANCORP, INC. FBBC is a SAIF insured institution with 7 offices, is headquartered in Pittsburgh, Pennsylvania, and had assets of $750.4 million. FBBC had the highest regulatory core capital to assets ratio, 9.73%, total capital to risk adjusted assets ratio, 22.24%. FBBC had the lowest reserves to loans ratio, 0.14%, noninterest

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================================================================================


            income to average assets ratio, 0.06%, noninterest expense to average assets ratio, 0.76%, and efficiency ratio, 30.64%. FBBC was selected as a comparable based on its asset size, equity to assets, and interest income to average assets.

            (5) FIRST NORTHERN CAPITAL CORPORATION FNGB is a SAIF insured institution with 19 offices, headquartered in Green Bay, Wisconsin, and had $710.4 million in assets. FNGB had the highest reserves to non-performing loans ratio, 773.48%, reserves to nonperforming assets plus 90 days ratio, 578.49%, and the second highest loans to assets ratio, 87.45%, and equity to assets ratio, 10.62%. FNGB had the lowest nonperforming loans to loans ratio, 0.07%. FNGB was selected to the Group based on its total assets, equity to assets ratio, and interest income to average assets.

            (6) HMN FINANCIAL, INC. HMNF is a SAIF insured thrift that is headquartered in Spring Valley, Minnesota, operates 10 branches, and had $706.3 million in assets. HMNF had the second highest intangible assets to equity ratio, 8.40% and reserves to nonperforming loans, 734.16%. HMNF had the lowest nonperforming assets to assets ratio, 0.06%, nonperforming assets to equity ratio, 0.62%, return on average assets, (0.24%), return on average equity, (2.48%), net interest margin, 2.34%, net interest income to average assets ratio, 2.26%, asset growth rate, (10.43%), and deposit growth rate, (17.81%). It was included as a comparable based on its number of branches, asset size, equity to assets, profitability, and interest income to average assets.

            (7) HOME FEDERAL BANCORP HOMF is a SAIF insured institution that operates 16 offices, is headquartered in Seymour, Indiana, and had assets of $722.6 million. HOMF had the highest nonperforming assets to assets ratio, 0.72%, nonperforming assets to equity ratio, 7.45%, return on average assets, 1.44%, interest income to average assets ratio, 7.62%, and noninterest income to average assets ratio, 1.22%. HOMF had the lowest overhead ratio, 25.36%. HOMF was selected as a comparable based on its number of offices, asset size, equity to assets, net interest income to average assets, and deposit growth rate.

            (8) MECH FINANCIAL, INC. MECH is a BIF insured thrift that operates 16 offices, is headquartered in Hartford, Connecticut, and had the second highest level of assets of the comparable group at $960.0 million. MECH had the second highest regulatory core capital to assets ratio, 9.71%, equity plus reserves to assets ratio, 11.16%, and reserves to loans ratio, 2.05%. MECH was selected to the Group based on its number of offices, loans to assets ratio, capital levels, net interest margin, and interest expense to average assets.

            (9) METROWEST BANK MWBX is a BIF insured institution with 15 offices, is headquartered in Framingham, Massachusetts, and had $669.1 million in total assets. MWBX had the highest deposits to assets ratio, 83.68%, reserves to loans ratio, 2.29%,

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================================================================================


            net interest margin, 3.98%, and net interest income to average assets ratio, 3.81%. MWBX had the lowest borrowings to assets ratio, 7.65%. MWBX was selected as a comparable based on its number of offices, net interest margin, noninterest income to average assets, and loan growth rate.

            (10) OTTAWA FINANCIAL CORPORATION OFCP is a SAIF insured institution with 26 offices, is headquartered in Holland, Michigan, and had total assets of $930.2 million. OFCP had the highest intangible equity to assets ratio, 18.18%. OFCP had the second lowest total capital to risk adjusted assets ratio, 9.59%. OFCP was selected as a comparable based on its asset size and asset growth rate.

            (11) PEOPLE'S BANCSHARES, INC. PBKB is a BIF insured institution with 12 offices, is headquartered in New Bedford, Massachusetts, and had $891.8 million in total assets. PBKB had the highest borrowings to assets ratio, 46.37%, return on average equity, 27.46%, interest expense to average assets ratio, 4.64%, asset growth rate, 15.72%, and deposit growth rate, 27.91%. PBKB had the lowest loans to assets ratio, 51.74%, deposits to assets ratio, 47.18%, equity to assets ratio, 3.67%, regulatory core capital to assets, 5.13%, equity plus reserves to assets ratio, 4.18%, and total capital to risk adjusted assets ratio, 9.43%. PBKB was selected to the group based on its asset size and number of offices.

            (12) STATEWIDE FINANCIAL CORP. SFIN is a SAIF insured institution with 16 offices, is headquartered in Jersey City, New Jersey, and had $652.6 million in total assets. SFIN had the highest noninterest expense to average assets ratio, 2.93%, efficiency ratio, 104.22%, overhead ratio, 104.91%, and loan growth rate, 27.26%. SFIN had the lowest total assets, $652.6 million, loans to deposits ratio, 81.58%, interest income to average assets ratio, 5.96%, and interest expense to average assets ratio, 3.56%. SFIN was selected to the group based on its loan to deposit ratio, equity to assets ratio, profitability, interest expense to average assets, asset growth rate, and deposit growth rate.

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================================================================================


All data presented in Figure 39 for the Comparable Group is from SNL Securities utilizing the most recent quarter for balance sheet and income statement related items. All data for the Bank is from the offering circular.

                      FIGURE 39 - KEY FINANCIAL INDICATORS

-------------------------------------------------------------------------------------
                                                THE BANK FOR
                                               THE YEAR ENDED          COMPARABLE
                                                SEPTEMBER 30,        GROUP QUARTER
                                                     1998            MEDIAN (MOST
                                                                    RECENT QUARTER)
-------------------------------------------------------------------------------------
BALANCE SHEET DATA
-------------------------------------------------------------------------------------
Gross Loans to Deposits                           80.52%               109.29%
-------------------------------------------------------------------------------------
Total Net Loans to Assets                         63.81%                73.03%
-------------------------------------------------------------------------------------
Deposits to Assets                                80.68%                67.63%
-------------------------------------------------------------------------------------
Borrowed Funds to Assets                           6.62%                20.33%
-------------------------------------------------------------------------------------
BALANCE SHEET GROWTH
-------------------------------------------------------------------------------------
Asset Growth Rate                                  8.18%                 4.36%
-------------------------------------------------------------------------------------
Loan Growth Rate                                  -2.32%                 4.77%
-------------------------------------------------------------------------------------
Deposit Growth Rate                                1.01%                 3.81%
-------------------------------------------------------------------------------------
CAPITAL
-------------------------------------------------------------------------------------
Equity to Assets                                   9.91%                 9.50%
-------------------------------------------------------------------------------------
Tangible Equity to Assets                          9.80%                 9.14%
-------------------------------------------------------------------------------------
Intangible Assets to Equity                        1.15%                 0.48%
-------------------------------------------------------------------------------------
Regulatory Core Capital to Assets                  9.89%                 7.94%
-------------------------------------------------------------------------------------
Equity + Reserves to Assets                       11.06%                 9.91%
-------------------------------------------------------------------------------------
Total Capital to Risk Adjusted Assets             15.27%                12.86%
-------------------------------------------------------------------------------------

Source:  The Bank Offering Circular, FinPro calculations and SNL Securities
Note:  All of the Bank data is for the year ended September 30, 1998.
Note:  All of the Comparable data is as of the most recent quarter.

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================================================================================


------------------------------------------------------------------------------------------
                                                     THE BANK FOR
                                                    THE YEAR ENDED          COMPARABLE
                                                     SEPTEMBER 30,        GROUP QUARTER
                                                          1998            AVERAGE (MOST
                                                                         RECENT QUARTER)
------------------------------------------------------------------------------------------
ASSET QUALITY
------------------------------------------------------------------------------------------
Non-Performing Loans to Loans                           2.50%                 0.38%
------------------------------------------------------------------------------------------
Reserves to Non-Performing Loans                       70.91%               263.81%
------------------------------------------------------------------------------------------
Non-Performing Assets to Assets                         1.89%                 0.30%
------------------------------------------------------------------------------------------
Non-Performing Assets to Equity                        19.03%                 4.59%
------------------------------------------------------------------------------------------
Reserves to Net Loans                                   1.81%                 0.68%
------------------------------------------------------------------------------------------
Reserves to Non-Performing Assets + 90 Days Del.       61.09%               235.23%
------------------------------------------------------------------------------------------
PROFITABILITY
------------------------------------------------------------------------------------------
Return on Average Assets                               -0.13%                 1.03%
------------------------------------------------------------------------------------------
Return on Average Equity                               -1.20%                11.03%
------------------------------------------------------------------------------------------
INCOME STATEMENT
------------------------------------------------------------------------------------------
Net Interest Margin                                     3.84%                 3.10%
------------------------------------------------------------------------------------------
Interest Income to Average Assets                       7.09%                 7.26%
------------------------------------------------------------------------------------------
Interest Expense to Average Assets                      3.57%                 4.27%
------------------------------------------------------------------------------------------
Net Interest Income to Average Assets                   3.52%                 3.01%
------------------------------------------------------------------------------------------
Noninterest Income to Average Assets                    0.38%                 0.58%
------------------------------------------------------------------------------------------
Noninterest Expense to Average Assets                   3.70%                 2.07%
------------------------------------------------------------------------------------------
Efficiency Ratio                                       78.28%                56.30%
------------------------------------------------------------------------------------------
Overhead Ratio                                         75.32%                46.45%
------------------------------------------------------------------------------------------

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================================================================================


Source:  The Bank Offering Circular, FinPro calculations and SNL Securities
Note:  All of the Bank data is for the year ended September 30, 1998.
Note:  All of the Comparable data is as of the most recent quarter.


4.  MARKET VALUE DETERMINATION


            INTRODUCTION


The estimated pro forma market value of the Bank, along with certain adjustments to its value relative to market values for the Comparable Group are delineated in this section. The adjustments delineated in this section are made from potential investors' viewpoint and are adjusted as necessary when comparing the Bank to the Comparable Group. A potential investor includes depositors holding subscription rights and unrelated parties who may purchase stock in the community offering and who are assumed to be aware of all relevant and necessary facts as they pertain to the value of the Bank relative to other publicly traded thrift institutions and relative to alternative investment opportunities.

There are numerous criteria on which the market value adjustments are based, but the major ones utilized for purposes of this report include:

            1          Balance Sheet Strength

            2          Asset Quality

            3          Earnings Quality, Predictability and Growth

            4          Dividends

            5          Liquidity of the Issue

            6          Subscription Interest

            7          Recent Regulatory Matters

            8          Market for Seasoned Thrift Stocks

            9          Acquisition Market

To ascertain the market value of the Bank, the median trading multiple values for the Comparable Group are utilized as the starting point. Adjustments, up or down, to the Comparable Group median multiple values are made based on the comparison of the Bank to the Comparable Group.

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================================================================================


The Bank's value is further adjusted for other factors as shown in Section 5. The resultant values are then compared to recent conversions, state totals, and national totals for reasonableness and appropriateness.

After adjusting the Bank's market value in relation to the Comparable Group, consideration was given to the type of conversion the Bank is undertaking. In this particular case it was appropriate to compare and adjust the Bank's market value in relation to the performance of other fully converted institutions.

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================================================================================


            BALANCE SHEET STRENGTH


The balance sheet strength of an institution is an important market value determinant, as the investment community considers such factors as bank liquidity, capitalization, asset composition, funding mix, intangible levels and interest rate risk in assessing the attractiveness of investing in the common stock of a thrift. The following tables summarize the key financial elements of the Bank measured against the Comparable Group.

                       FIGURE 40 - KEY BALANCE SHEET DATA

                                                               KEY FINANCIAL DATA AS OF THE MOST RECENT QUARTER
                                                 --------------------------------------------------------------------
                                                             TOTAL      LOANS/      LOANS/    DEPOSITS/  BORROWINGS/
                                                            ASSETS    DEPOSITS      ASSETS       ASSETS       ASSETS
  TICKER            SHORT NAME                              ($000)         (%)         (%)          (%)          (%)
---------------------------------------------------------------------------------------------------------------------
               COMPARABLE THRIFT DATA
BFD     BostonFed Bancorp, Inc.                          1,096,441      132.95       82.00        61.68        29.50
CFSB    CFSB Bancorp, Inc.                                 867,387      135.13       90.00        66.60        24.03
FFYF    FFY Financial Corp.                                658,591      105.07       71.55        68.10        17.43
FBBC    First Bell Bancorp, Inc.                           750,365      116.67       74.51        63.86        23.99
FNGB    First Northern Capital Corporation                 710,428      118.47       87.45        73.82        13.53
HMNF    HMN Financial, Inc.                                706,269      105.18       66.47        63.20        26.15
HOMF    Home Federal Bancorp                               722,614      108.92       81.94        75.23        14.21
MECH    MECH Financial, Inc.                               960,017       89.30       64.25        71.94        17.45
MWBX    MetroWest Bank                                     669,111       82.12       68.72        83.68         7.65
OFCP    Ottawa Financial Corporation                       930,244      115.94       84.37        72.77        18.25
PBKB    People's Bancshares, Inc.                          891,758      109.66       51.74        47.18        46.37
SFIN    Statewide Financial Corp.                          652,628       81.58       54.79        67.16        22.41
---------------------------------------------------------------------------------------------------------------------
        Average                                            801,321      108.42       73.15        67.94        21.75
        Median                                             736,490      109.29       73.03        67.63        20.33
        Maximum                                          1,096,441      135.13       90.00        83.68        46.37
        Minimum                                            652,628       81.58       51.74        47.18         7.65

        TROY FINANCIAL CORPORATION                         716,649       80.52       63.81        80.68         6.62

        VARIANCE TO THE COMPARABLE MEDIAN                  (19,841)     (28.77)      (9.22)       13.05       (13.71)

Sources: SNL and Offering Circular Data, FinPro Computations

            Asset Composition - The Bank's net loan to asset ratio of 63.81% is below the median for the Comparable Group of 73.03%.

            Funding Mix - The Bank is funded primarily through deposits, 80.68% of assets, and retained earnings, 9.91% of assets. The Comparable Group has a greater reliance on borrowings than the Bank with a median borrowing ratio of 20.33% of assets. The Bank has a low level of borrowings, 6.62%, which leaves room for an additional funding source in the future.

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================================================================================


            Liquidity - The liquidity of the Bank and the Comparable Group appear similar and were sufficient to meet all regulatory guidelines.

            The Bank is at a disadvantage with respect to the loan and deposit growth ratios.

                      FIGURE 41 - BALANCE SHEET GROWTH DATA

                                                        BALANCE SHEET GROWTH AS OF THE MRQ
                                                    ------------------------------------------
                                                        ASSET           LOAN        DEPOSIT
                                                       GROWTH         GROWTH         GROWTH
                                                         RATE           RATE           RATE
  TICKER                SHORT NAME                        (%)            (%)            (%)
----------------------------------------------------------------------------------------------
                  COMPARABLE THRIFT DATA
BFD     BostonFed Bancorp, Inc.                        14.45          16.72          14.67
CFSB    CFSB Bancorp, Inc.                              9.26          17.20          (0.13)
FFYF    FFY Financial Corp.                             4.20         (11.51)          4.04
FBBC    First Bell Bancorp, Inc.                       (3.32)         (8.84)          4.19
FNGB    First Northern Capital Corporation             11.62           5.57          13.08
HMNF    HMN Financial, Inc.                           (10.43)          5.77         (17.81)
HOMF    Home Federal Bancorp                            1.70           3.96          (0.28)
MECH    MECH Financial, Inc.                            2.24           8.83           3.36
MWBX    MetroWest Bank                                  6.47           1.70           6.30
OFCP    Ottawa Financial Corporation                    4.51           3.95           3.57
PBKB    People's Bancshares, Inc.                      15.72           0.55          27.91
SFIN    Statewide Financial Corp.                      (2.44)         27.26          (1.97)
----------------------------------------------------------------------------------------------
        Average                                         4.50           5.93           4.74
        Median                                          4.36           4.77           3.81
        Maximum                                        15.72          27.26          27.91
        Minimum                                       (10.43)        (11.51)        (17.81)

        TROY FINANCIAL CORPORATION                      8.18          (2.32)          1.01

        VARIANCE TO THE COMPARABLE MEDIAN               3.83          (7.09)         (2.80)

Sources: SNL and Offering Circular Data, FinPro Computations

Conversion Valuation Appraisal Report                              Page: 1 - 55
================================================================================

                            FIGURE 42 - CAPITAL DATA

                                                                  CAPITAL AS OF THE MOST RECENT QUARTER
                                          --------------------------------------------------------------------------------------
                                                        TANGIBLE    INTANGIBLE    REGULATORY    EQUITY +       TOTAL CAPITAL/
                                           EQUITY/      EQUITY/      ASSETS/      CORE CAP/     RESERVES/       RISK ADJUSTED
                                            ASSETS    TANG ASSETS     EQUITY       ASSETS         ASSETS           ASSETS
TICKER              SHORT NAME               (%)          (%)                       (%)            (%)              (%)
----------------------------------------  --------------------------------------------------------------------------------------
               COMPARABLE THRIFT DATA
BFD     BostonFed Bancorp, Inc.                  7.68         7.44             3.36         7.50          8.40            NA
CFSB    CFSB Bancorp, Inc.                       7.82         7.82             0.00         7.53          8.38         12.86
FFYF    FFY Financial Corp.                     12.77        12.77             0.00         8.48         13.18         13.48
FBBC    First Bell Bancorp, Inc.                 9.88         9.88             0.00         9.73          9.98         22.24
FNGB    First Northern Capital Corporation      10.62        10.62             0.00         9.53         11.10         14.93
HMNF    HMN Financial, Inc.                      9.64         8.90             8.40         5.97         10.06         12.08
HOMF    Home Federal Bancorp                     9.61         9.40             2.41         8.35         10.21         11.03
MECH    MECH Financial, Inc.                     9.84         9.76             0.83         9.71         11.16         15.45
MWBX    MetroWest Bank                           7.43         7.43             0.00         7.53          9.00         10.31
OFCP    Ottawa Financial Corporation             7.89         6.55            18.18         6.26          8.28          9.59
PBKB    People's Bancshares, Inc.                3.67         3.61             1.60         5.13          4.18          9.43
SFIN    Statewide Financial Corp.                9.38         9.37             0.13         9.11          9.84         17.78
----------------------------------------  --------------------------------------------------------------------------------------
        Average                                  8.85         8.63             2.91         7.90          9.48         13.56
        Median                                   9.50         9.14             0.48         7.94          9.91         12.86
        Maximum                                 12.77        12.77            18.18         9.73         13.18         22.24
        Minimum                                  3.67         3.61             0.00         5.13          4.18          9.43

        TROY FINANCIAL CORPORATION               9.91         9.80             1.15         9.89         11.06         15.27

        VARIANCE TO THE COMPARABLE MEDIAN        0.42         0.66             0.67         1.95          1.15          2.41

Sources: SNL and Offering Circular Data, FinPro Computations

            Capitalization - The Comparable Group's median equity to assets ratio of 9.50% is lower than the Bank's ratio of 9.91%, and this ratio will be even larger after the conversion. The Bank's pro forma equity to assets ratio is projected to be 17.74% at the midpoint of the valuation range.

            Intangible Levels - One of the most important factors influencing market values is the level of intangibles that an institution carries on its books. Thrifts trade more on tangible book than on book. Seven of the Comparables has intangible assets. The Bank had intangible assets of 1.15% of equity.

The Bank's loan to asset mix, current capital levels, and intangible levels are in-line with the Comparables. The Comparables have a higher reliance on borrowings. A slight downward adjustment is warranted due to the excessive capital level the Bank will have post conversion, lower loan to asset ratio and demonstrated weakness in both loan and deposit growth.

Conversion Valuation Appraisal Report                              Page: 1 - 56
================================================================================


            ASSET QUALITY


The asset quality of an institution is an important determinant of market value. The investment community considers levels of nonperforming loans, REO and levels of ALLL in assessing the attractiveness of investing in the common stock of an institution.


                         FIGURE 43 - ASSET QUALITY TABLE

                                                            ASSET QUALITY AS OF THE MOST RECENT QUARTER
                                              -----------------------------------------------------------------------
                                                  NPLS/    RESERVES/     NPAS/     NPAS/   RESERVES/    RESERVES/
                                                  LOANS         NPLS    ASSETS    EQUITY       LOANS    NPAS + 90
TICKER              SHORT NAME                      (%)          (%)       (%)       (%)         (%)          (%)
---------------------------------------------------------------------------------------------------------------------
               COMPARABLE THRIFT DATA
BFD     BostonFed Bancorp, Inc.                    0.15       575.40      0.13      1.71        0.88       552.16
CFSB    CFSB Bancorp, Inc.                         0.10       626.05      0.19      2.37        0.63       304.47
FFYF    FFY Financial Corp.                        0.80        70.83      0.58      4.50        0.57        70.83
FBBC    First Bell Bancorp, Inc.                   0.09       151.07      0.08      0.86        0.14       121.66
FNGB    First Northern Capital Corporation         0.07       773.48      0.08      0.79        0.55       578.49
HMNF    HMN Financial, Inc.                        0.09       734.16      0.06      0.62        0.63       405.75
HOMF    Home Federal Bancorp                       0.75        97.59      0.72      7.45        0.73        83.53
MECH    MECH Financial, Inc.                       0.71       288.20      0.51      5.16        2.05       259.89
MWBX    MetroWest Bank                             0.34       676.27      0.37      4.92        2.29       345.13
OFCP    Ottawa Financial Corporation               0.45       105.83      0.47      5.96        0.47        82.47
PBKB    People's Bancshares, Inc.                  0.41       239.42      0.23      6.13        0.99       210.57
SFIN    Statewide Financial Corp.                  0.60       138.18      0.44      4.68        0.83        92.49
---------------------------------------------------------------------------------------------------------------------
        Average                                    0.38       373.04      0.32      3.76        0.90       258.95
        Median                                     0.38       263.81      0.30      4.59        0.68       235.23
        Maximum                                    0.80       773.48      0.72      7.45        2.29       578.49
        Minimum                                    0.07        70.83      0.06      0.62        0.14        70.83

        TROY FINANCIAL CORPORATION                 2.50        70.91      1.89     19.03        1.81        61.09

        VARIANCE TO THE COMPARABLE MEDIAN          2.13      (192.90)     1.59     14.44        1.13      (174.14)

Sources: SNL and Offering Circular Data, FinPro Computations

The Bank has a higher level of non-performing loans ("NPL") to total loans at 2.50% when compared to the Comparable Group at 0.38%. The Bank had a non-performing assets to assets ratio of 1.89%, which was higher than the Comparable median of 0.30%. The Bank's reserve level, 1.81% of total loans, is higher than the Comparable median of 0.68% of loans, but the Bank's reserves to non-performing assets plus 90 day delinquency level of 61.09% is well below the comparable group median of 235.23%, indicating that all of the reserve is required to cover existing problem loans. The Bank's weaker asset quality warrants a downward adjustment.

Conversion Valuation Appraisal Report                              Page: 1 - 57
================================================================================


          EARNINGS QUALITY,
     PREDICTABILITY AND GROWTH


The earnings quality, predictability and growth are critical components in the establishment of market values for thrifts. Thrift earnings are primarily a function of:

            (1)          net interest income

            (2)          loan loss provision

            (3)          non-interest income

            (4)          non-interest expense

The quality and predictability of earnings is dependent on both internal and external factors. Some internal factors include the mix of the balance sheet, the interest rate sensitivity of the balance sheet, the asset quality, and the infrastructure in place to deliver the assets and liabilities to the public. External factors include the competitive market for both assets and liabilities, the global interest rate scenario, local economic factors and regulatory issues.

Each of these factors can influence the earnings of an institution, and each of these factors is volatile. Investors prefer stability and consistency. As such, solid, consistent earnings are preferred to high but risky earnings. Investors also prefer earnings to be diversified and not entirely dependent on interest income.

Conversion Valuation Appraisal Report                              Page: 1 - 58
================================================================================


The Bank had a net loss of $878,000 for the year ended September 30, 1998. In fiscal 1998, the Bank established and contributed to The Troy Savings Bank Charitable Foundation $1.0 million in cash and entered into a binding, irrevocable commitment to make a total of $4.0 million in scheduled payments to the Charitable Foundation. The scheduled payments will occur in each of fiscal years 1999, 2000 and 2001. In connection with the Bank's cash contribution and future binding commitment, the Bank recorded a contribution expense of $4.5 million, which represents the $1.0 million cash contributed and the present value of the $4.0 million in future scheduled contributions. In fiscal 1998, the Bank recognized the entire tax benefit associated with the contribution expense. Notwithstanding the tax benefit, the contribution expense contributed significantly to the Bank's fiscal 1998 net loss of $878,000. If this contribution expense had not been incurred in fiscal 1998, the Bank's net income would have been approximately $1.8 million.

For appraisal purposes, an additional $922 thousand in after tax adjustments for non-recurring expenses in fiscal 1998 have been included in net income resulting in adjusted net income for fiscal year ended September 30, 1998 of approximately $2.7 million.

                          FIGURE 44 - NET INCOME TREND


                     $ IN THOUSAND
Sep-94                  $4,099
Sep-95                  $7,068
Sep-96                  $5,078
Sep-97                  $3,658
Sep-98                  ($878)

Sources: Offering Circular

Conversion Valuation Appraisal Report                              Page: 1 - 59
================================================================================

Conversion Valuation Appraisal Report                              Page: 1 - 60
================================================================================


The return on asset and return on equity ratios were below the Comparable Group median, due to the net loss for the fiscal year 1998. Based on the $1.8 million in adjusted income, the ROAA and ROAE would be 0.27% and 2.46%, respectively. Based on the $2.7 million in net income used in the appraisal, ROAA and ROAE would be 0.40% and 3.71%, respectively.

                         FIGURE 45 - PROFITABILITY DATA

                                                            PROFITABILITY AS OF THE MOST RECENT QUARTER
                                                       ----------------------------------------------------------
                                                                         RETURN ON                     RETURN ON
                                                                        AVG ASSETS                    AVG EQUITY
  TICKER             SHORT NAME                                                (%)                           (%)
-----------------------------------------------------------------------------------------------------------------
               COMPARABLE THRIFT DATA
BFD      BostonFed Bancorp, Inc.                                              0.71                          8.99
CFSB     CFSB Bancorp, Inc.                                                   1.34                         17.08
FFYF     FFY Financial Corp.                                                  1.15                          9.10
FBBC     First Bell Bancorp, Inc.                                             1.03                         10.67
FNGB     First Northern Capital Corporation                                   1.01                          9.44
HMNF     HMN Financial, Inc.                                                 (0.24)                        (2.48)
HOMF     Home Federal Bancorp                                                 1.44                         15.30
MECH     MECH Financial, Inc.                                                 1.11                         11.38
MWBX     MetroWest Bank                                                       1.26                         16.99
OFCP     Ottawa Financial Corporation                                         0.94                         11.64
PBKB     People's Bancshares, Inc.                                            1.03                         26.67
SFIN     Statewide Financial Corp.                                           (0.21)                        (2.25)
-----------------------------------------------------------------------------------------------------------------
         Average                                                              0.88                         11.04
         Median                                                               1.03                         11.03
         Maximum                                                              1.44                         26.67
         Minimum                                                             (0.24)                        (2.48)

         TROY FINANCIAL CORPORATION                                          (0.13)                        (1.20)

         VARIANCE TO THE COMPARABLE MEDIAN                                   (1.16)                       (12.23)

Sources: SNL and Offering Circular Data, FinPro Computations

Conversion Valuation Appraisal Report                              Page: 1 - 61
================================================================================


                        FIGURE 46 - INCOME STATEMENT DATA

                                                 INCOME STATEMENT AS OF THE MOST RECENT QUARTER
                                            --------------------------------------------------------
                                                  NET     INTEREST      INTEREST    NET INTEREST
                                               INTEREST    INCOME/      EXPENSE/       INCOME/
                                                MARGIN   AVG ASSETS    AVG ASSETS    AVG ASSETS
TICKER              SHORT NAME                   (%)         (%)           (%)           (%)
------------------------------------------  --------------------------------------------------------
              COMPARABLE THRIFT DATA
BFD     BostonFed Bancorp, Inc.                    3.10         7.09          4.12         2.98
CFSB    CFSB Bancorp, Inc.                         3.10         7.33          4.29         3.04
FFYF    FFY Financial Corp.                        3.48         7.42          4.10         3.33
FBBC    First Bell Bancorp, Inc.                   2.45         7.05          4.64         2.41
FNGB    First Northern Capital Corporation         3.06         7.18          4.24         2.94
HMNF    HMN Financial, Inc.                        2.34         6.86          4.60         2.26
HOMF    Home Federal Bancorp                       3.54         7.62          4.31         3.31
MECH    MECH Financial, Inc.                       3.56         6.94          3.58         3.36
MWBX    MetroWest Bank                             3.98         7.61          3.80         3.81
OFCP    Ottawa Financial Corporation               3.26         7.37          4.34         3.03
PBKB    People's Bancshares, Inc.                  2.83         7.41          4.67         2.74
SFIN    Statewide Financial Corp.                  2.49         5.96          3.56         2.40
------------------------------------------  --------------------------------------------------------
        Average                                    3.10         7.15          4.19         2.97
        Median                                     3.10         7.26          4.27         3.01
        Maximum                                    3.98         7.62          4.67         3.81
        Minimum                                    2.34         5.96          3.56         2.26

        TROY FINANCIAL CORPORATION                 3.84         7.09          3.57         3.52

        VARIANCE TO THE COMPARABLE MEDIAN          0.74        (0.17)        (0.70)        0.51

                                                  INCOME STATEMENT AS OF THE MOST RECENT QUARTER
                                              -------------------------------------------------------
                                                 NONINTEREST     NONINTEREST
                                                   INCOME/        EXPENSE/   EFFICIENCY   OVERHEAD
                                                 AVG ASSETS      AVG ASSETS    RATIO       RATIO
TICKER              SHORT NAME                       (%)             (%)        (%)         (%)
--------------------------------------------  -------------------------------------------------------
              COMPARABLE THRIFT DATA
BFD     BostonFed Bancorp, Inc.                         0.56         2.18        61.15       53.83
CFSB    CFSB Bancorp, Inc.                              0.91         1.88        48.10       32.54
FFYF    FFY Financial Corp.                             0.34         1.92        52.36       47.52
FBBC    First Bell Bancorp, Inc.                        0.06         0.76        30.64       28.83
FNGB    First Northern Capital Corporation              0.60         1.94        54.93       45.79
HMNF    HMN Financial, Inc.                             0.50         1.91        62.92       54.68
HOMF    Home Federal Bancorp                            1.22         2.01        45.50       25.36
MECH    MECH Financial, Inc.                            0.80         2.38        57.30       47.11
MWBX    MetroWest Bank                                  0.35         2.48        59.73       56.07
OFCP    Ottawa Financial Corporation                    0.85         2.28        55.44       42.94
PBKB    People's Bancshares, Inc.                       0.99         2.13        57.16       41.67
SFIN    Statewide Financial Corp.                       0.40         2.93       104.22      104.91
--------------------------------------------  -------------------------------------------------------
        Average                                         0.63         2.07        57.45       48.44
        Median                                          0.58         2.07        56.30       46.45
        Maximum                                         1.22         2.93       104.22      104.91
        Minimum                                         0.06         0.76        30.64       25.36

        TROY FINANCIAL CORPORATION                      0.38         3.70        78.28       75.32

        VARIANCE TO THE COMPARABLE MEDIAN              (0.20)        1.63        21.98       28.87

Sources:  SNL and Offering Circular Data, FinPro Computations

Compared to the Comparable Group AVERAGE, the Bank's yield on assets was 6 basis points lower and the cost of funds was 62 basis points lower. The 56 basis point net interest income advantage is more than offset by the Bank's higher level of noninterest expense, which was 163 basis points higher than the Comparables.

Taken collectively, the income of the Bank can be measured by the efficiency ratio, where the Bank has a disadvantage of 21.98% as compared to the Comparable median.

Currently, investors are focusing on earnings sustainability as the interest rate volatility has caused a wide variation in income levels. With the intense competition for both assets and deposits, banks can not easily replace lost spread and margin with balance sheet growth.

Based on the above factors and the Bank's historical earnings performance, a downward adjustment is warranted to the market value for earnings.

Conversion Valuation Appraisal Report                              Page: 1 - 62
================================================================================


            DIVIDENDS


Historically, banks have not established dividend policies immediately at or after conversion to stock ownership. Rather, newly converted institutions, in general, have preferred to establish an earnings track record, fully invest the conversion proceeds, and allow for seasoning of the stock before establishing a dividend policy. In the late 1980's and early 1990's however, there has been a tendency toward initiating dividend policies concurrent with the conversion as a means of increasing the attractiveness of the issue and to utilize the proceeds.

The last few years have seen yet another shift away from dividend policies concurrent with conversion. Recent issues have been fully or over-subscribed without the need for the additional enticement of dividends. This, however, is a different issue subsequent to conversion. Recent pressures on ROE and on internal rate of returns to investors has prompted the industry toward cash dividends. This trend is exacerbated by the lack of growth potential. Typically, when institutions are in a growth mode, they issue stock dividends or do not declare a dividend. When growth is stunted, these institutions shift toward reducing equity levels and thus utilize cash dividends as a tool in this regard.

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================================================================================

                            FIGURE 47 - DIVIDEND DATA

                                                     DIVIDENDS
                                          --------------------------------
                                                CURRENT      LTM DIVIDEND
                                               DIVIDEND            PAYOUT
                                                  YIELD             RATIO
TICKER             SHORT NAME                       ($)               (%)
--------------------------------------------------------------------------
               COMPARABLE THRIFT DATA
BFD     BostonFed Bancorp, Inc.                   2.160             25.19
CFSB    CFSB Bancorp, Inc.                        2.250             35.83
FFYF    FFY Financial Corp.                       2.740             39.80
FBBC    First Bell Bancorp, Inc.                  2.560             30.53
FNGB    First Northern Capital Corporation        2.820             46.67
HMNF    HMN Financial, Inc.                       1.810             18.52
HOMF    Home Federal Bancorp                      1.640             20.18
MECH    MECH Financial, Inc.                      2.160             17.05
MWBX    MetroWest Bank                            2.960             34.55
OFCP    Ottawa Financial Corporation              2.050             27.40
PBKB    People's Bancshares, Inc.                 3.730             26.60
SFIN    Statewide Financial Corp.                 3.250             54.12
--------------------------------------------------------------------------
        Average                                    2.51             31.37
        Median                                     2.41             28.97
        Maximum                                    3.73             54.12
        Minimum                                    1.64             17.05

        TROY FINANCIAL CORPORATION                   NA                NA

        VARIANCE TO THE COMPARABLE MEDIAN            NA                NA

Sources: SNL and Offering Circular Data, FinPro Computations

All of the Comparable institutions had declared dividends. The median dividend payout ratio for the Comparable Group was 28.97%, ranging from a high of 54.12% to a low of 17.05%. The Bank on a pro forma basis (at the mid point of the value range) will have an equity to assets ratio of 17.74% compared to the Comparable Group's median of 9.50%. It will therefore, be able to afford to pay dividends. As such, no adjustment is indicated for this factor.

Conversion Valuation Appraisal Report                              Page: 1 - 64
================================================================================


            LIQUIDITY OF THE ISSUE


The Comparable Group is by definition composed only of companies that trade in the public markets with all of the Comparables trading on NASDAQ. Typically, the number of shares outstanding and the market capitalization provides an indication of how much liquidity there will be in a given stock. The actual liquidity can be measured by volume traded over a given period of time.

                     FIGURE 48 - MARKET CAPITALIZATION DATA

                                                                               MARKET CAPITALIZATION
                                              --------------------------------------------------------------------------------------
                                                      MRQ             MRQ        LTM        LTM      MRQ PUBLICLY      MRQ TANGIBLE
                                                   MARKET           PRICE      PRICE      PRICE          REPORTED      PUBLICLY REP
                                                    VALUE       PER SHARE       HIGH        LOW        BOOK VALUE        BOOK VALUE
  TICKER            SHORT NAME                        ($)             ($)        ($)        ($)               ($)               ($)
------------------------------------------------------------------------------------------------------------------------------------
              COMPARABLE THRIFT DATA
BFD     BostonFed Bancorp, Inc.                     96.43          18.500     18.875     14.000             16.52             15.97
CFSB    CFSB Bancorp, Inc.                         188.83          23.125     25.000     20.000              8.31              8.31
FFYF    FFY Financial Corp.                        129.17          32.875     33.375     26.250             21.24             21.24
FBBC    First Bell Bancorp, Inc.                    97.33          15.625     16.000     12.875             11.90             11.90
FNGB    First Northern Capital Corporation         112.01          12.750     13.250      9.500              8.57              8.57
HMNF    HMN Financial, Inc.                         71.38          13.250     15.000     11.000             12.67             11.61
HOMF    Home Federal Bancorp                       137.68          26.750     26.750     20.500             13.51             13.18
MECH    MECH Financial, Inc.                       146.94          27.750     28.500     20.625             17.83             17.68
MWBX    MetroWest Bank                              96.24           6.750      7.000      5.750              3.49              3.49
OFCP    Ottawa Financial Corporation               119.07          21.500     24.000     18.875             13.25             10.84
PBKB    People's Bancshares, Inc.                   67.59          20.375     21.250     15.875              9.87              9.71
SFIN    Statewide Financial Corp.                   67.80          16.000     18.125     15.250             14.28             14.26
------------------------------------------------------------------------------------------------------------------------------------
        Average                                    110.87           19.60      20.59      15.88             12.62             12.23
        Median                                     104.67           19.44      20.06      15.56             12.96             11.76
        Maximum                                    188.83           32.88      33.38      26.25             21.24             21.24
        Minimum                                     67.59            6.75       7.00       5.75              3.49              3.49

        TROY FINANCIAL CORPORATION                  85.60           10.00         NA         NA                NA                NA

        VARIANCE TO THE COMPARABLE MEDIAN          (19.07)          (9.44)        NA         NA                NA                NA

Sources: SNL and Offering Circular Data, FinPro Computations

The market capitalization values of the Comparable Group range from a low of $67.59 million to a high of $188.83 million with a median market capitalization of $104.67 million. All of the Comparables trade actively on a national exchange. The Bank expects to have $85.6 million of market capital at the midpoint on a pro forma basis.

No adjustment for this factor appears warranted.

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================================================================================


            RECENT REGULATORY MATTERS


Regulatory matters influence the market for thrift conversions. Much of the recent regulatory activity has centered on limiting the availability of capital market alternatives available to recently converted institutions. The major limitations include:

-      discouraging capital redistribution

- enforcing limits of stock repurchases to 0% in the first year, 5% in the second year and 5% in the third year.

In addition, regulators have historically focused on controlling the price appreciation of newly converted institutions' stock prices. In their zeal to control price appreciation, appraisal values were driven-up to record levels in early 1998.

The rapid decline of thrift stock prices, coupled with the collapse of the market for second step conversions in the August-September 1998 timeframe has driven potential investors from thrift stocks. The result is that recent conversions have been under-subscribed and many have not experienced price appreciation in the aftermarket. Recognizing this trend, the regulators have relaxed the stock buyback rules for any institution that is trading below its IPO price.

Although helpful, this action in and of itself has not been enough to stir a recovery in the thrift market for recently converted institutions.

This threat to newly converted institutions, of not being able to use all of the capital markets tools available to its comparables, will hurt the stock's attractiveness, as it will put the Bank at a significant competitive disadvantage to the rest of the industry.

As such, a slight downward adjustment for this measure is warranted based on the uncertainty surrounding the regulatory environment.

Conversion Valuation Appraisal Report                              Page: 1 - 66
================================================================================


            MARKET FOR SEASONED THRIFT
                    STOCKS


Data for all public thrifts as of December 3, 1998 is provided in Exhibit 6. A common measure utilized as a proxy for the performance of the thrift industry is the SNL thrift index graphically shown below and tabularly shown on the following page:

                       FIGURE 49 - SNL THRIFT INDEX CHART


                             SNL INDEX PERFORMANCE

            [GRAPHIC depicting the tabular information in Figure 50]

Source: SNL Securities

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================================================================================

                        FIGURE 50 - HISTORICAL SNL INDEX

                      SNL THRIFT INDEX MONTHLY PERFORMANCE
                      January 2, 1992 to December 3, 1998

                       SNL        % Change      % Change      % Change      % Change      % Change      % Change      % Change
                      Thrift       Since         Since         Since         Since         Since         Since         Since
       Date           Index        1/2/92        1/4/93        1/3/94       12/30/94      12/29/95      12/31/96      12/31/97
----------------     --------    ----------    ----------    ----------    ----------    ----------    ----------    ----------

          Jan-92      143.9         -               -             -            -              -             -            -
          Jul-92      175.1        21.7%            -             -            -              -             -            -
          Jan-93      201.1        39.7%            -             -            -              -             -            -
          Jul-93      220.5        53.2%            9.6%          -            -              -             -            -
          Jan-94      252.5        75.5%           25.6%          -            -              -             -            -
          Jul-94      273.8        90.3%           36.2%          8.4%         -              -             -            -
          Jan-95      256.1        78.0%           27.3%          1.4%         -              -             -            -
          Jul-95      328.2       128.1%           63.2%         30.0%        28.2%           -             -            -
          Jan-96      370.7       157.6%           84.3%         46.8%        44.7%           -             -            -
          Jul-96      389.9       171.0%           93.9%         54.4%        52.2%          5.2%           -            -
          Jan-97      520.1       261.4%          158.6%        106.0%       103.1%         40.3%           -            -
          Jul-97      684.5       375.7%          240.4%        171.1%       167.3%         84.7%          31.6%
          Jan-98      768.3       433.9%          282.0%        204.3%       217.1%        104.1%          58.9%        -5.6%
          Jul-98      783.7       444.6%          289.7%        210.4%       223.4%        108.2%          62.1%        -3.7%
December 3, 1998      686.0       376.7%          241.1%        171.7%       183.1%         82.2%          41.9%       -15.7%

Source:  SNL Securities

                           FIGURE 51 - EQUITY INDICES

             [GRAPH depicting the tabular information in Figure 52]

Conversion Valuation Appraisal Report                              Page:  1 - 68
================================================================================

                      FIGURE 52 - HISTORICAL MARKET INDICES

----------------------------------------------
  DATE          SNL         S&P         DJIA
----------------------------------------------
 6/30/94       269.6       444.3       3,625.0
12/30/94       244.7       459.3       3,834.4
 6/30/95       313.5       544.8       4,556.1
12/29/95       376.5       615.9       5,117.1
 6/28/96       387.2       670.6       5,654.6
12/31/96       483.6       740.7       6,448.3
 6/30/97       624.5       885.2       7,672.8
12/30/97       814.1       970.4       7,903.0
 6/30/98       833.5     1,133.8       8,952.0
 12/3/98       686.0     1,150.1       8,879.7
----------------------------------------------

As Figures 49 and 50 illustrate, the performance of the SNL index was robust through 1994, 1995, 1996 and 1997. The dip in the index, occurring in late 1994, was the product of the interest rate rise during that period along with the overall uneasiness in the stock market in general. In August, September and October 1998, the indices experienced a dramatic dip in value with a recapture of value in November 1998. As a result of this uncertainty, investors have pulled-back from financial institution stocks, and, as such, the SNL index for thrifts has not recovered. The rate scenario covering the same period as the SNL index can be seen in the following chart.

                          FIGURE 53 - HISTORICAL RATES

         [GRAPH depicting historical rate data from fourth quarter 1993 through third quarter 1998]

Source:  Prudential Bache Securities

As the graph demonstrates, the rate rise in late 1994 correlates closely to the fall in thrift prices. The drop in rates in 1995 was one of the primary drivers of the rapid rise in the SNL index. During 1996, rates increased slightly and then remained stable, fueling the rise in the conversion

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================================================================================

prices. 1997 has seen a continuation of this trend, with the median IPO pricing at 71.1%, 71.4%, 73.0%, and 77.2% of book value for the first, second, third, and fourth quarters of 1997, respectively, and 78.4%, 76.6%, 77.8%, and 62.7% in the first, second, third, and fourth quarters of 1998, respectively.

As Figures 51 and 53 show, in 1997, the flat interest rate environment contributed to the appreciation in the SNL index. However, thrift market prices in 1998 have leveled off and not kept pace with the S&P 500 and the Dow Jones Industrial Average and most recently are experiencing a significant downward trend.

The stock prices for the Comparable Group have lagged the SNL index trend over the last year, as evidenced in the following figure.

                 FIGURE 54 - SNL INDEX & STOCK PRICE COMPARISON

                                                    COMPARATIVE PRICE CHANGES
                                                 COMPARABLE GROUP VS. SNL INDEX
                                                   MARKET DATA AS OF 12/03/98
                                                        ---------------------------         ---------------------------
                                                         PERCENT CHANGE FROM PRIOR           PERCENT CHANGE FROM PRIOR
                                                        ---------------------------         ---------------------------
                                             CURRENT                                    SNL
                                            STOCK PRICE  1 MONTH  3 MONTHS   1 YEAR    INDEX   1 MONTH  3 MONTHS   1 YEAR
TICKER            SHORT NAME                   ($)         (%)       (%)      (%)       (#)       (%)     (%)       (%)
-------------------------------------------------------------------------------------------------------------------------
BFD     BostonFed Bancorp, Inc.              18.500       0.00%      7.43%  -10.81%   685.990   1.41%    12.74%   -12.00%
CFSB    CFSB Bancorp, Inc.                   23.125      -3.78%      6.49%    8.60%
FFYF    FFY Financial Corp.                  32.875       5.70%     14.07%    7.22%
FBBC    First Bell Bancorp, Inc.             15.625       1.60%     -2.40%  -12.00%
FNGB    First Northern Capital Corporation   12.750      13.73%     16.67%   -7.84%
HMNF    HMN Financial, Inc.                  13.250       0.00%     -7.55%  -29.56%
HOMF    Home Federal Bancorp                 26.750      13.08%      7.48%   -0.93%
MECH    MECH Financial, Inc.                 27.750       9.01%     13.51%    4.50%
MWBX    MetroWest Bank                        6.750       2.77%      3.70%  -32.41%
OFCP    Ottawa Financial Corporation         21.500       0.00%    -10.76%  -17.87%
PBKB    People's Bancshares, Inc.            20.375      -4.29%     12.88%    0.61%
SFIN    Statewide Financial Corp.            16.000       0.78%     -3.13%  -36.72%
        -----------------------------------------------------------------------------------------------------------------
        AVERAGE                                           3.22%      4.87%  -10.60%             1.41%   12.74%    -12.00%
        MEDIAN                                            1.19%      6.96%   -9.33%             1.41%   12.74%    -12.00%
        -----------------------------------------------------------------------------------------------------------------

Source:  SNL Securities and FinPro calculations

A downward adjustment for this measure is warranted since the institution will trade at a discount to the market until the capital is adequately invested, as the Comparable Group has followed the SNL Index trend and since investors have a stated preference to see a few full quarters of earnings in a newly converted institution.

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================================================================================


       ACQUISITION MARKET




                   FIGURE 55 - DEALS FOR LAST FIFTEEN QUARTERS

               Bank         Thrift
1995-2          85            35
1995-3          92            27
1995-4          80            22
1996-1          79            22
1996-2          87            29
1996-3          91            21
1996-4          82            19
1997-1          66            25
1997-2          79            32
1997-3         102            17
1997-4          97            37
1998-1          97            26
1998-2         126            26
1998-3         100            25
1998-4*         29             9

                                   * 1998-4 is quarter to date through 12/3/98

Source:  SNL Securities

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================================================================================

From 1994 through December 3, 1998, thrift deal prices remained high. Nationally and Deals $50-100 million have higher pricing multiples in 1998, compared to 1997. For the Region, price to book and price to tangible book values have increased in 1998.

                           FIGURE 56 - DEAL MULTIPLES

------------------------------------------------------------------------------------------
MEDIAN PRICE TO LTM EARNINGS                  1995        1996        1997        1998 YTD
Thrifts - Nationwide                           18.4        17.6        24.6          26.8
Thrifts - Mid-Atlantic                         17.9        17.0        21.7          26.9
Thrifts - Deal Value $50 - $100 Million        19.6        17.5        22.5          26.8
AVERAGE PRICE TO BOOK
Thrifts - Nationwide                          144.7       149.5       184.2         212.5
Thrifts - Mid-Atlantic                        156.5       156.9       212.5         204.2
Thrifts - Deal Value $50 - $100 Million       157.9       162.2       204.3         221.7
AVERAGE PRICE TO TANGIBLE BOOK
Thrifts - Nationwide                          150.0       153.6       191.0         219.2
Thrifts - Mid-Atlantic                        157.6       159.4       228.7         208.3
Thrifts - Deal Value $50 - $100 Million       158.7       166.2       206.8         230.9
AVERAGE PRICE TO ASSETS
Thrifts - Nationwide                           14.8        15.0        18.3          22.2
Thrifts - Mid-Atlantic                         15.3        17.7        16.5          23.5
Thrifts - Deal Value $50 - $100 Million        19.6        15.3        17.8          22.5
AVERAGE PRICE TO DEPOSITS
Thrifts - Nationwide                           19.2        19.9        24.8          30.3
Thrifts - Mid-Atlantic                         20.3        24.5        26.1          32.8
Thrifts - Deal Value $50 - $100 Million        24.7        20.2        23.7          30.1
------------------------------------------------------------------------------------------

Currently there are three thrift acquisitions pending in New York. ALBANK Financial Corp is being acquired by Charter One Financial of Ohio. ALBANK was priced at 258% of book and 23.1X LTM earnings. Financial Bancorp is being acquired by Dime Community Bancshares for 247% of book and 24.4X earnings. Roslyn Bancorp Inc. is acquiring TR Financial Corp. for 403% of book value and 27.2X earnings. The AFSALA / Ambanc merger was recently completed. AFSALA was acquired for 145% of book and 22.6X earnings.

No adjustment is warranted for this factor as the Bank will not be readily available for acquisition immediately following the reorganization and the Comparable Group has been screened to attempt to eliminate stocks with speculation included in their pricing.

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================================================================================

           ADJUSTMENTS TO VALUE IN
         RELATION TO THE COMPARABLE
                    GROUP


Overall, FinPro believes that the Bank pro forma market value should be discounted relative to the Comparable Group, reflecting the following adjustments.

Key Valuation Parameters                                               Valuation Adjustment

------------------------------------------------------------------------------------------------------

Balance Sheet Strength                                                 Slight Downward


Asset Quality                                                          Downward


Earnings Quality, Predictability and Growth                            Downward


Dividends                                                              No Adjustment


Liquidity of the Issue                                                 No Adjustment


Recent Regulatory Matters                                              Slight Downward


Market for Seasoned Thrift Stocks                                      Downward


Acquisition Market                                                     No Adjustment



As a result of all the factors discussed, a full offering discount of approximately 60% on a price to book basis appears to be reasonable.

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================================================================================

5.  OTHER ADJUSTMENTS

      MANAGEMENT


The Bank has developed a good management team with considerable banking experience and stability within the Bank. The Bank's organizational chart is reasonable for an institution of its size and complexity. The Board is active and oversees and advises on all key strategic and policy decisions and holds the management team to high performance standards.

As such, no adjustment appears to be warranted for this factor.

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================================================================================


       MARKET AREA


The market area that an institution serves has a significant impact on value, as future success is interrelated with the economic, demographic and competitive aspects of the market. Specifics on the Bank's markets were delineated in
Section 2 - Market Area Analysis. The following are discussions with respect to the various data sets utilized for the market analysis.

       DEMOGRAPHIC DATA - The market area that the Bank serves has experienced a minimal population growth between 1990 and 1997 of 2.07%, while households have grown 2.34% over the same time period. Both population and households for the total market area is projected to grow between 1997 and 2002 at 0.32% and 0.49% respectively, with three of the individual markets projected to have a decrease in population. Household income in the market is $49,126 which is below the state average of $57,084. Three of the Banks individual markets have a household income greater than the state average. The market area has a slightly higher educational attainment level than the state.

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================================================================================

                     FIGURE 57 - DEMOGRAPHIC MARKET SUMMARY

-----------------------------------------------------------------------------------------------

              1 - MKT TOTAL                                              NEW YORK     MKT TOTAL
-----------------------------------------------------------------------------------------------
                                              POPULATION CHARACTERISTICS

LAND AREA (miles)                                                       47,223.84        293.32
POPULATION
              1990 CENSUS                                              17,990,455       379,704
              1997 ESTIMATE                                            18,177,296       387,554
              2002 PROJECTION                                          18,151,717       388,795
              GROWTH 1990 TO 1997                                           1.04%         2.07%
              PROJECTED GROWTH 1997 TO 2002                                -0.14%         0.32%
              POPULATION DENSITY 1997 (persons / sq mile)                   384.9       1,321.3
POPULATION BY SEX - 1997 EST                                           18,177,296       387,554
              MALE                                                         48.04%        47.81%
              FEMALE                                                       51.96%        52.19%
MARITAL STATUS (POP AGE 15+)                                           14,518,258       314,489
              PERSONS SINGLE                                               49.84%        54.00%
              PERSONS MARRIED                                              50.16%        46.00%
                   FEMALES NEVER MARRIED                                   15.14%        16.94%
                   FEMALES MARRIED                                         24.89%        22.95%
                   FEMALES WIDOWED/DIVORCED/SEPARATED                      12.68%        13.00%
                   MALES NEVER MARRIED                                     16.86%        18.55%
                   MALES MARRIED                                           25.27%        23.05%
                   MALES WIDOWED/DIVORCED/SEPARATED                         5.17%         5.51%
POPULATION BY AGE - 1997 EST                                           18,177,296       387,554
              UNDER 6 YEARS                                                 8.17%         7.71%
              6 TO 17 YEARS                                                15.68%        14.60%
              15 TO 24 YEARS                                                9.06%        11.86%
              25 TO 34 YEARS                                               15.29%        15.39%
              35 TO 44 YEARS                                               16.10%        15.61%
              45 TO 54 YEARS                                               12.96%        12.16%
              55 TO 64 YEARS                                                8.86%         7.68%
              65 + YEARS                                                   13.87%        14.99%
              MEDIAN AGE                                                     36.1          35.2
EDUCATION ATTAINMENT (POP AGE 25+)                                     12,194,214       255,117
              ELEMENTARY                                                   10.09%         7.82%
              SOME HIGH SCHOOL                                             14.91%        12.73%
              HIGH SCHOOL GRADUATE                                         29.44%        29.37%
              SOME COLLEGE                                                 22.21%        24.07%
              COLLEGE DEGREE                                               23.35%        26.02%
POPULATION BY RACE - 1997 EST                                          18,177,296       387,554
              WHITE                                                        61.79%        84.13%
              BLACK                                                        17.95%        10.22%
              INDIAN                                                        0.39%         0.22%
              ASIAN                                                         5.05%         2.65%
              HISPANIC                                                     14.82%         2.76%
POPULATION BY ANCESTRY - 1997 EST
              MEXICAN                                                       0.64%         0.20%
              CUBAN                                                         0.51%         0.11%
              PUERTO RICAN                                                  7.22%         1.41%
              ENGLISH/SCOTTISH                                              6.23%         8.11%
              FRENCH                                                        2.09%         5.89%
              GERMAN                                                       11.76%        13.60%
              GREEK                                                         0.78%         0.62%
              IRISH                                                        10.13%        17.23%
              ITALIAN                                                      13.26%        14.02%
              POLISH                                                        4.65%         5.76%
              PORTUGESE                                                     0.19%         0.12%
              RUSSIAN                                                       2.55%         1.49%
              NORWEGIAN/SWEDISH                                             0.88%         0.85%

                                       HOUSEHOLD CHARACTERISTICS

HOUSEHOLDS
               1990 CENSUS                                              6,639,322       149,860
               1997 ESTIMATE                                            6,684,831       153,361
               2002 PROJECTION                                          6,681,969       154,108
                   GROWTH 1990 TO 1997                                      0.69%         2.34%
                   PROJECTED GROWTH 1997 TO 2002                           -0.04%         0.49%
HOUSEHOLD SIZE                                                          6,684,831       153,361
               HHs WITH 1 PERSON                                           14.86%        18.67%
               HHs WITH 2 PERSONS                                          16.01%        18.75%
               HHs WITH 3-4 PERSONS                                        17.40%        17.91%
               HHs WITH 5+ PERSONS                                          6.56%         4.78%
               AVG PERSONS PER HH 1990                                       2.71          2.53
               AVG PERSONS PER HH 1997 EST                                   2.72          2.53
               AVG PERSONS PER HH 2002 PROJ                                  2.72          2.52
                   CHANGE 1990 TO 1997                                       0.01         -0.01
HOUSEHOLDS BY TYPE - 1997 EST
               FAMILY HOUSEHOLDS                                           66.84%        60.12%
               NON-FAMILY HOUSEHOLDS                                       33.16%        39.88%

               PERSONS IN GROUP QUARTERS                                    3.03%         5.26%
HOUSEHOLDS WITH CHILDREN                                                6,684,831       153,361
               HOUSEHOLDS WITH CHILDREN                                    49.76%        48.68%
               HOUSEHOLDS WITHOUT CHILDREN                                 99.84%       117.65%
HOUSEHOLDS BY INCOME - 1997 EST                                         6,684,831       153,361
               UNDER $15,000                                               19.36%        18.25%
               $15,000 TO $25,000                                          12.66%        14.47%
               $25,000 TO $35,000                                          12.41%        13.73%
               $35,000 TO $50,000                                          15.82%        16.96%
               $50,000 TO $75,000                                          19.02%        19.90%
               $75,000 TO $100,000                                          9.68%         9.24%
               $75,000 TO $150,000                                          7.59%         5.58%
               $150,000 TO $250,000                                         2.10%         1.31%
               $250,000 TO $500,000                                         0.88%         0.40%
               $500,000 OR MORE                                             0.48%         0.15%
AVERAGE HOUSEHOLD INCOME - 1990                                           $44,214       $37,675
AVERAGE HOUSEHOLD INCOME - 1997 EST                                       $57,084       $49,126
               GROWTH 1990 TO 1997                                         29.11%        30.40%
AVERAGE HOUSEHOLD WEALTH - 1997 EST                                      $134,251      $127,321
AVERAGE HOUSEHOLD WEALTH - 2002 PROJ                                     $147,502      $144,354
               PROJ GROWTH 1997 TO 2002                                     9.87%        13.38%
HOUSEHOLDS BY INCOME SOURCE
AGGREGATE INCOME - 1997 (IN MILLIONS)                                    $381,599        $7,534
               AGG HH INC: SELF-EMPLOYMENT                                  7.62%         5.43%
               AGG HH INC: WAGES OR SALARY                                 83.99%        86.79%
               AGG HH INC: INT/DIV/RENT/ROYALTY                             8.38%         7.78%
HOUSEHOLDS BY NUMBER OF VEHICLES                                        6,684,831       153,361
               NO VEHICLES                                                 29.76%        16.92%
               1 VEHICLE                                                   32.24%        38.66%
               2 VEHICLES                                                  26.70%        32.90%
               3+ VEHICLES                                                 11.30%        11.52%
-----------------------------------------------------------------------------------------------

Source:  Claritas



       COMPETITIVE DATA - Deposits in the Albany market have grown $791 million between 1993 and 1997. The Bank has grown the branch to $13 million over the 2 years that the branch has been in the market. The Clifton Park market has grown $138 million while the Bank has only grown $1.9 million over the past five years. Deposits in Colonie have increased $266.6 million while the Bank has grown its branch to $24.8 million over the past four years. The East Greenbush market has had a deposit increase of only $913 thousand over the past five years. Guilderland has experienced a deposit growth of $53.5

Conversion Valuation Appraisal Report                              Page:  1 - 76
================================================================================

       million. The Bank recently entered this market so no data was available. The Hudson Valley market has grown $18.4 million while the Bank has had a majority of the growth, growing $14.3 million. Deposits in Latham have increased $127.8 million while the Bank grew $13.1 million. The Queensbury market has grown $90.1 million over the past five years. The Bank has two branches in this market; the 702 Glen Street branch has declined $3.7 million since 1994, while the Quaker Road branch has grown to $2.7 million since opening in 1995. Deposits in the Schenectady market has declined $1.7 million while the Bank has grown $9.2 million over the past five years. The Troy market has experienced a deposit growth of $8.4 million, while the Bank has experienced a decline in deposits of $32.7 million over the past five years. Deposits in the Watervliet market have increased $23.3 million, while the Bank has grown $6.7 million. The Whitehall market has experienced deposit growth of $615 thousand. The Bank has taken a majority of this growth, growing $502 thousand over the past five years.

Based on these factors no adjustment is warranted for this factor.

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================================================================================

       SUBSCRIPTION INTEREST


Based on the stock appreciation for both thrift stocks and for the U.S. equity market in general, the market for public offerings has attracted a significant level of attention. The market for public offerings is driven by the lack of supply of stocks to meet the demand created primarily by the growth of mutual funds. Thrift IPO's have received a greater amount of attention due to the price "pops" of recent standard conversions.

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================================================================================

               FIGURE 58 - RECENT STANDARD CONVERSION PERFORMANCE

                                                                                               ------------------------------
                                                                                                  PERCENT CHANGE FROM IPO
                                                                                               ------------------------------

                                                                                                AFTER           AFTER
                                                                            IPO PRICE           1 DAY           1 WEEK
TICKER                      SHORT NAME                       IPO DATE          ($)               (%)             (%)
-----------------------------------------------------------------------------------------------------------------------------
SCFS        Seacoast Financial Services Corporation          11/20/98        10.000             3.13%            0.63%
FNFI        First Niles Financial Inc.                       10/27/98        10.000            15.00%            8.75%
CNYF        CNY Financial Corp.                              10/06/98        10.000            -5.00%           -4.37%
            -----------------------------------------------------------------------------------------------------------------
Q4`98       AVERAGE                                                                             4.38%            1.67%
            MEDIAN                                                                              3.13%            0.63%
            -----------------------------------------------------------------------------------------------------------------

CITZ        CFS Bancorp Inc.                                 07/24/98        10.000            14.38%           10.63%
UCFC        United Community Finl Corp.                      07/09/98        10.000            50.00%           50.00%
HRBT        Hudson River Bancorp                             07/01/98        10.000            25.63%           33.75%
            -----------------------------------------------------------------------------------------------------------------
Q3`98       AVERAGE                                                                            30.00%           31.46%
            MEDIAN                                                                             25.63%           33.75%
            -----------------------------------------------------------------------------------------------------------------

FKAN        First Kansas Financial Corp.                     06/29/98        10.000            23.13%           23.75%
CFKY        Columbia Financial of Kentucky                   04/15/98        10.000            71.25%           57.50%
EFC         EFC Bancorp Inc.                                 04/07/98        10.000            47.50%           48.75%
HBSC        Heritage Bancorp Inc.                            04/07/98        15.000            48.75%           46.25%
NEP         Northeast PA Financial Corp.                     04/01/98        10.000            55.00%           53.13%
            -----------------------------------------------------------------------------------------------------------------
Q2`98       AVERAGE                                                                            49.13%           45.88%
            MEDIAN                                                                             48.75%           48.75%
            -----------------------------------------------------------------------------------------------------------------

BYS         Bay State Bancorp                                03/30/98        20.000            46.88%           49.38%
HLFC        Home Loan Financial Corp.                        03/26/98        10.000            52.50%           58.75%
CAVB        Cavalry Bancorp Inc.                             03/17/98        10.000           105.63%          133.75%
ICBC        Independence Comm. Bank Corp.                    03/17/98        10.000            72.50%           76.88%
RCBK        Richmond County Financial Corp                   02/18/98        10.000            63.13%           59.38%
HFBC        HopFed Bancorp Inc.                              02/09/98        10.000            68.13%           60.00%
TSBK        Timberland Bancorp Inc.                          01/13/98        10.000            45.00%           61.88%
MYST        Mystic Financial Inc.                            01/09/98        10.000            44.38%           50.63%
UTBI        United Tennessee Bankshares                      01/05/98        10.000            47.50%           40.00%
            -----------------------------------------------------------------------------------------------------------------
Q1`98       AVERAGE                                                                            60.63%           65.63%
            MEDIAN                                                                             52.50%           59.38%
            -----------------------------------------------------------------------------------------------------------------

            -----------------------------------------------------------------------------------------------------------------
1998 YTD    AVERAGE                                                                            44.72%           45.97%
            MEDIAN                                                                             47.50%           49.69%
            -----------------------------------------------------------------------------------------------------------------

PEDE        Great Pee Dee Bancorp                            12/31/97        10.000            61.25%           56.25%
UCBC        Union Community Bancorp                          12/29/97        10.000            46.88%           43.13%
WSBI        Warwick Community Bancorp                        12/23/97        10.000            56.25%           66.88%
SIB         Staten Island Bancorp Inc.                       12/22/97        12.000            58.86%           59.90%
HCBC        High Country Bancorp Inc.                        12/10/97        10.000            44.38%           51.25%
FSFF        First SecurityFed Financial                      10/31/97        10.000            50.63%           51.88%
OTFC        Oregon Trail Financial Corp.                     10/06/97        10.000            67.50%           64.38%
RVSB        Riverview Bancorp Inc.                           10/01/97        10.000            31.88%           35.00%
            -----------------------------------------------------------------------------------------------------------------
Q4 `97      AVERAGE                                                                            52.20%           53.58%
            MEDIAN                                                                             53.44%           54.07%
            -----------------------------------------------------------------------------------------------------------------

FSPT        FirstSpartan Financial Corp.                     07/09/97        10.000            83.44%           85.00%
GOSB        GSB Financial Corp.                              07/09/97        20.000            46.25%           47.50%
FBNW        FirstBank Corp.                                  07/02/97        10.000            58.13%           57.50%
            -----------------------------------------------------------------------------------------------------------------
Q3`97       AVERAGE                                                                            62.61%           63.33%
            MEDIAN                                                                             58.13%           57.50%
            -----------------------------------------------------------------------------------------------------------------

HCBB        HCB Bancshares Inc.                              05/07/97        10.000            26.25%           26.25%
PSFC        Peoples-Sidney Financial Corp.                   04/28/97        10.000            25.63%           30.00%
HMLK        Hemlock Federal Financial Corp                   04/02/97        10.000            28.75%           28.75%
GSLA        GS Financial Corp.                               04/01/97        10.000            33.75%           35.00%
            -----------------------------------------------------------------------------------------------------------------
Q2 '97      AVERAGE                                                                            28.60%           30.00%
            MEDIAN                                                                             27.50%           29.38%
            -----------------------------------------------------------------------------------------------------------------

MRKF        Market Financial Corp.                           03/27/97        10.000            29.38%           25.00%
EFBC        Empire Federal Bancorp Inc.                      01/27/97        10.000            32.50%           32.50%
FAB         FIRSTFED AMERICA BANCORP INC.                    01/15/97        10.000            36.25%           41.25%
RSLN        Roslyn Bancorp Inc.                              01/13/97        10.000            50.00%           58.75%
AFBC        Advance Financial Bancorp                        01/02/97        10.000            28.75%           28.75%
            -----------------------------------------------------------------------------------------------------------------
Q1 '97      AVERAGE                                                                            35.38%           37.25%
            MEDIAN                                                                             32.50%           32.50%
            -----------------------------------------------------------------------------------------------------------------

            -----------------------------------------------------------------------------------------------------------------
1997        AVERAGE                                                                            44.84%           46.25%
            MEDIAN                                                                             45.32%           45.32%
            -----------------------------------------------------------------------------------------------------------------

                                                             -------------------------------------------
                                                                        PERCENT CHANGE FROM IPO
                                                             -------------------------------------------
                                                              AFTER             AFTER                             CURRENT
                                                             1 MONTH          3 MONTHS           TO DATE        STOCK PRICE
TICKER                      SHORT NAME                          (%)              (%)               (%)            12/3/98
---------------------------------------------------------------------------------------------------------------------------
SCFS        Seacoast Financial Services Corporation              N/A             N/A              -0.31%            9.969
FNFI        First Niles Financial Inc.                           N/A             N/A              11.88%           11.188
CNYF        CNY Financial Corp.                               -7.50%             N/A              -5.00%            9.500
            ---------------------------------------------------------------------------------------------------------------
Q4`98       AVERAGE                                           -7.50%             -                 2.19%           10.219
            MEDIAN                                            -7.50%             -                -0.31%            9.969
            ---------------------------------------------------------------------------------------------------------------

CITZ        CFS Bancorp Inc.                                   0.00%             -2.50%           -3.12%            9.688
UCFC        United Community Finl Corp.                       57.50%             30.00%           30.00%           13.000
HRBT        Hudson River Bancorp                              33.75%              1.25%           12.50%           11.250
            ---------------------------------------------------------------------------------------------------------------
Q3`98       AVERAGE                                           30.42%              9.58%           13.13%           11.313
            MEDIAN                                            33.75%              1.25%           12.50%           11.250
            ---------------------------------------------------------------------------------------------------------------

FKAN        First Kansas Financial Corp.                      16.88%              3.75%            5.63%           10.563
CFKY        Columbia Financial of Kentucky                    62.50%             38.75%           27.50%           12.750
EFC         EFC Bancorp Inc.                                  43.75%             32.50%           16.25%           11.625
HBSC        Heritage Bancorp Inc.                             45.83%             32.50%           31.25%           19.688
NEP         Northeast PA Financial Corp.                      55.00%             41.25%           28.75%           12.875
            ---------------------------------------------------------------------------------------------------------------
Q2`98       AVERAGE                                           44.79%             29.75%           21.88%           13.500
            MEDIAN                                            45.83%             32.50%           27.50%           12.750
            ---------------------------------------------------------------------------------------------------------------

BYS         Bay State Bancorp                                 50.00%             34.38%           18.75%           23.750
HLFC        Home Loan Financial Corp.                         67.50%             51.25%           40.00%           14.000
CAVB        Cavalry Bancorp Inc.                             141.25%            122.50%          115.00%           21.500
ICBC        Independence Comm. Bank Corp.                     78.75%             57.50%           39.84%           13.984
RCBK        Richmond County Financial Corp                    73.75%             86.88%           60.63%           16.063
HFBC        HopFed Bancorp Inc.                               67.50%            118.75%           75.00%           17.500
TSBK        Timberland Bancorp Inc.                           58.75%             80.00%           30.00%           13.000
MYST        Mystic Financial Inc.                             50.63%             76.25%           25.00%           12.500
UTBI        United Tennessee Bankshares                       38.75%             50.00%           13.75%           11.375
            ---------------------------------------------------------------------------------------------------------------
Q1`98       AVERAGE                                           69.65%             75.28%           46.44%           15.964
            MEDIAN                                            67.50%             76.25%           39.84%           14.000
            ---------------------------------------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------------------------------------
1998 YTD    AVERAGE                                           51.92%             50.29%           28.67%            13.79
            MEDIAN                                            52.82%             41.25%           26.25%            12.81
            ---------------------------------------------------------------------------------------------------------------

PEDE        Great Pee Dee Bancorp                             48.75%             60.00%           40.00%           14.000
UCBC        Union Community Bancorp                           39.38%             58.13%           10.63%           11.063
WSBI        Warwick Community Bancorp                         56.25%             76.25%           66.25%           16.625
SIB         Staten Island Bancorp Inc.                        58.33%             74.48%           64.58%           19.750
HCBC        High Country Bancorp Inc.                         45.00%             50.00%           27.50%           12.750
FSFF        First SecurityFed Financial                       60.63%             46.88%           32.50%           13.250
OTFC        Oregon Trail Financial Corp.                      60.00%             70.00%           36.25%           13.625
RVSB        Riverview Bancorp Inc.                            32.50%             77.50%           20.00%           12.000
            ---------------------------------------------------------------------------------------------------------------
Q4 `97      AVERAGE                                           50.11%             64.16%           37.21%           14.133
            MEDIAN                                            52.50%             65.00%           34.38%           13.438
            ---------------------------------------------------------------------------------------------------------------

FSPT        FirstSpartan Financial Corp.                      78.13%             93.75%          217.50%           31.750
GOSB        GSB Financial Corp.                               43.75%             57.50%          -30.00%           14.000
FBNW        FirstBank Corp.                                   77.50%             73.75%           53.75%           15.375
            ---------------------------------------------------------------------------------------------------------------
Q3`97       AVERAGE                                           66.46%             75.00%           80.42%           20.375
            MEDIAN                                            77.50%             73.75%           53.75%           15.375
            ---------------------------------------------------------------------------------------------------------------

HCBB        HCB Bancshares Inc.                               28.75%             39.38%           28.75%           12.875
PSFC        Peoples-Sidney Financial Corp.                    32.50%             56.25%           62.50%           16.250
HMLK        Hemlock Federal Financial Corp                    27.50%             38.75%           43.75%           14.375
GSLA        GS Financial Corp.                                40.63%             53.75%           20.00%           12.000
            ---------------------------------------------------------------------------------------------------------------
Q2 '97      AVERAGE                                           32.35%             47.03%           38.75%           13.875
            MEDIAN                                            30.63%             46.57%           36.25%           13.625
            ---------------------------------------------------------------------------------------------------------------

MRKF        Market Financial Corp.                            26.25%             35.00%           20.00%           12.000
EFBC        Empire Federal Bancorp Inc.                       37.50%             31.25%           30.00%           13.000
FAB         FIRSTFED AMERICA BANCORP INC.                     48.75%             37.50%           28.75%           12.875
RSLN        Roslyn Bancorp Inc.                               60.00%             58.75%           83.75%           18.375
AFBC        Advance Financial Bancorp                         40.00%             38.75%           40.00%           14.000
            ---------------------------------------------------------------------------------------------------------------
Q1 '97      AVERAGE                                           42.50%             40.25%           40.50%           14.050
            MEDIAN                                            40.00%             37.50%           30.00%           13.000
            ---------------------------------------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------------------------------------
1997        AVERAGE                                           47.11%             56.38%           44.82%           14.997
            MEDIAN                                            44.38%             56.88%           34.38%           13.813
            ---------------------------------------------------------------------------------------------------------------

Source:  SNL Securities, FinPro calculations

As illustrated, thrift stocks have appreciated substantially on the first day of trading, however, this trend is decreasing, with one day price appreciations of 52.50%, 48.75%, 25.63%, and 3.13% for the first, second, third, and fourth quarters of 1998. Recently there has been a significant

Conversion Valuation Appraisal Report                              Page:  1 - 79
================================================================================

flight from thrift stocks and conversions in process have begun to experience difficulty in getting full subscriptions. For the first time in the twenty month period presented in Figure 58, three full conversions are trading below their IPO prices. Additional evidence of the weakening demand/interest in thrift stocks is the relationship of the 1 month price appreciation to the IPO to Date price appreciation. The average 1 month and to date appreciation percentages for 1997 were 47.11% and 44.82%, respectively. For 1998 the average 1 month and to date appreciation percentages were 51.92% and 28.67%, respectively, indicating strong after market appreciations, but little stability. The 1997 relationship indicates a greater level of stability.

Thrift prices in general experienced strong declines in August 1998, threatening the subscription levels for all conversions. The recent second stage conversions, in particular, have experienced difficulty in attaining midpoint subscription levels (evidenced by the extended subscription periods and tier three allocations). All second stage conversions that closed in 1998 have experienced a price drop to a level below their IPO price.

As such, a downward adjustment for subscription interest is warranted at this time.

Conversion Valuation Appraisal Report                              Page:  1 - 80
================================================================================


---------------------------------------------------------
       ADJUSTMENTS TO VALUE IN RELATION TO OTHER
                     COMPARISONS
---------------------------------------------------------


Overall, FinPro believes that the Bank pro forma market value should be discounted relative to other comparisons, reflecting the following adjustments.

Key Valuation Parameters                                               Valuation Adjustment

----------------------------------------------------------------------------------------------------------

Management                                                             No Adjustment


Market Area                                                            No Adjustment


Subscription Interest                                                  Downward

6.  VALUATION

In applying the accepted valuation methodology promulgated by the regulators, i.e., the pro forma market value approach, four key pricing multiples were considered. The four multiples include:

       Price to earnings ("P/E")

       Price to tangible book value ("P/TB")

       Price to book value ("P/B")

       Price to assets ("P/A")

All of the approaches were calculated on a pro forma basis including the effects of the conversion proceeds. All of the assumptions utilized are presented in Exhibits 9, 10, and 11.

To ascertain the pro forma estimated market value of the Bank, the market multiples for the Comparable Group, all publicly traded thrifts and the recent (1997 to date) standard conversions were assessed.

Since thrift earnings in general have had a high degree of volatility over the past decade, the P/B approach had gained in importance and is utilized frequently as the benchmark for market value. It is interesting to note that the P/B approach is more of a benchmark than a reliable valuation technique. A better approach is the P/TB approach. In general, investors tend to price financial

Conversion Valuation Appraisal Report                              Page:  1 - 81
================================================================================

institutions on a tangible book basis, because it incorporates the P/B approach adjusted for intangibles. Most recently, the P/E approach has regained favor among investors.

As such, in estimating the market value for the Bank, equal emphasis was placed on the P/E approach and the P/TB approach. The P/B was given much less weight and the P/A ratio was not given much weight at all.

In terms of the market multiples, most weight was given to the Comparable Group. The second highest weight was afforded to recent standard conversions. Less weight was ascribed to all public thrifts and all New York thrifts. The multiples for the Comparable Group, all publicly traded thrifts, and New York publicly traded thrifts are shown in Exhibit 7.


  FULL OFFERING VALUE IN RELATION TO COMPARABLES


Based upon the premiums and discounts defined in the section above, the Bank pricing at the midpoint for a FULL STANDARD CONVERSION WITHOUT A FOUNDATION is estimated to be $92,500,000. Based upon a range below and above the midpoint value, the relative values are $78,625,000 at the minimum and $106,375,000 at the maximum respectively. At the supermaximum of the range the offering value would be $122,331,250.

At the various levels of the estimated value range, the full offering would result in the following offering data:

                   FIGURE 59 - VALUE RANGE FULL OFFERING DATA

                                     ---------------------------------------------------------------------------------
                                                                     Appraised Value
                                     ---------------------------------------------------------------------------------
Conclusion                              Minimum              Midpoint               Maximum            SuperMaximum *
                                     ---------------------------------------------------------------------------------
     Total Shares                         7,862,500            9,250,000            10,637,500              12,233,125
     Price per Share                 $           10        $          10        $           10         $            10
     Full Conversion Value           $   78,625,000        $  92,500,000        $  106,375,000         $   122,331,250
     Exchange Shares                              0                    0                     0                       0
     Exchange Percent                         0.00%                0.00%                 0.00%                   0.00%
     Conversion Shares                    7,862,500            9,250,000            10,637,500              12,233,125
     Conversion Percent                     100.00%              100.00%               100.00%                 100.00%
     Gross Proceeds                  $   78,625,000        $  92,500,000        $  106,375,000         $   122,331,250
     Exchange Value                  $            -        $           -        $            -         $             -
     Exchange Ratio                          0.0000               0.0000                0.0000                  0.0000
                                     ---------------------------------------------------------------------------------

*  SuperMaximum is an overallotment option that is 15% above the maximum amount.

Source:  FinPro Inc. Pro forma Model

Conversion Valuation Appraisal Report                              Page:  1 - 82
================================================================================

                      FIGURE 60 - VALUE RANGE OFFERING DATA

                                       --------------------------------------------------------------------------------
                                          Bank             Comparables             State                National
                                       --------------------------------------------------------------------------------
                                                        Mean       Median     Mean       Median     Mean        Median
                                                        ----       ------     ----       ------     ----        ------

                                      Min     19.61
Price-Core Earnings Ratio P/E         Mid     21.74       15.26      15.84      18.67      17.75      20.29       16.30
-----------------------------         Max     24.39
                                     Smax     26.32

                                      Min     56.85%
Price-to-Book Ratio P/B               Mid     61.50%    163.12%    155.21%    140.95%    125.67%    133.45%     116.85%
-----------------------               Max     65.49%
                                     Smax     69.35%

                                      Min     57.18%
Price-to-Tangible Book Ratio P/TB     Mid     61.84%    168.07%    155.87%    158.63%    128.67%    140.15%     122.44%
---------------------------------     Max     65.83%
                                     Smax     69.69%

                                      Min     10.03%
Price-to-Assets Ratio P/A             Mid     11.62%     14.09%     13.68%     17.71%     18.02%     16.04%      14.71%
-------------------------             Max     13.16%
                                     Smax     14.88%

This equates to the following multiples:

   FIGURE 61 - COMPARABLE PRICING MULTIPLES TO THE BANK'S PRO FORMA MIDPOINT

                                            ------------------------------------------------------------------------
                                                                         Price Relative to
                                            ------------------------------------------------------------------------
                                            Earnings       Core Earnings     Book         Tangible Book      Assets
--------------------------------------------------------------------------------------------------------------------
The Bank (at midpoint) Full Conversion           250               21.74      61.50%             61.84%       11.62%
--------------------------------------------------------------------------------------------------------------------
Comparable Group Median                        15.79               15.84     155.21%            155.87%       13.68%
--------------------------------------------------------------------------------------------------------------------
(Discount) Premium                          1483.28%              37.25%     -60.38%            -60.33%      -15.06%
--------------------------------------------------------------------------------------------------------------------

Source:  FinPro Calculations

As Figure 61 demonstrates, at the midpoint of the estimated valuation range the Bank is priced at a premium of 37.25% on a core earnings basis which is offset by a discount of 60.33% applied to the Bank relative to the Comparable Group on a price to tangible book basis.

Conversion Valuation Appraisal Report                              Page:  1 - 83
================================================================================

          FULL OFFERING VALUE WITH
         FOUNDATION IN RELATION TO
                 COMPARABLES


The Bank pricing at the midpoint for a FULL CONVERSION WITH A FOUNDATION is estimated to be $79,300,000. Based upon a range below and above the midpoint value, the relative values are $67,405,000 at the minimum and $91,195,000 at the maximum, respectively. At the supermaximum of the range the offering value would be $104,874,250.

At the various levels of the estimated value range, the full offering would result in the following offering data:

              FIGURE 62 - VALUE RANGE WITH FOUNDATION OFFERING DATA

                                      ---------------------------------------------------------------------------------
                                                                      Appraised Value
                                      ---------------------------------------------------------------------------------
Conclusion                                Minimum              Midpoint              Maximum             SuperMaximum *
                                      ---------------------------------------------------------------------------------
     Total Shares                          6,740,500             7,930,000             9,119,500             10,487,425
     Price per Share                  $           10        $           10       $            10         $           10
     Full Conversion Value            $   67,405,000        $   79,300,000       $    91,195,000         $  104,874,250
     Exchange Shares                               0                     0                     0                      0
     Exchange Percent                          0.00%                 0.00%                 0.00%                  0.00%
     Conversion Shares                     6,740,500             7,930,000             9,119,500             10,487,425
     Conversion Percent                      100.00%               100.00%               100.00%                100.00%
     Gross Proceeds                   $   67,405,000        $   79,300,000       $    91,195,000         $  104,874,250
     Exchange Value                   $            -        $            -       $             -         $            -
     Exchange Ratio                           0.0000                0.0000                0.0000                 0.0000
                                      ---------------------------------------------------------------------------------
*  SuperMaximum is an overallotment option that is 15% above the maximum amount.

Source:  FinPro Inc. Pro forma Model


                      FIGURE 63 - VALUE RANGE OFFERING DATA


                                        -------------------------------------------------------------------------------
                                             Bank            Comparables              State             National
                                        -------------------------------------------------------------------------------
                                                           Mean      Median       Mean     Median     Mean      Median
                                                           ----      ------       ----     ------     ----      ------
                                         Min     19.61
Price-Core Earnings Ratio P/E            Mid     21.74      15.26      15.84      18.67     17.75      20.29      16.30
-----------------------------            Max     24.39
                                        Smax     26.32

                                         Min    56.47%
Price-to-Book Ratio P/B                  Mid    61.50%    163.12%    155.21%    140.95%    125.67%   133.45%    116.85%
-----------------------                  Max    65.88%
                                        Smax    70.18%

                                         Min    56.82%
Price-to-Tangible Book Ratio P/TB        Mid    61.88%    168.07%    155.87%    158.63%    128.67%   140.15%    122.44%
---------------------------------        Max    66.23%
                                        Smax    70.52%

                                         Min     9.40%
Price-to-Assets Ratio P/A                Mid    10.91%     14.09%     13.68%     17.71%     18.02%    16.04%     14.71%
-------------------------                Max    12.39%
                                        Smax    14.04%

Conversion Valuation Appraisal Report                              Page:  1 - 85
================================================================================


This equates to the following multiples:

    FIGURE 64 - COMPARABLE PRICING MULTIPLES TO THE BANK'S PRO FORMA MIDPOINT

                                                           -----------------------------------------------------------------------
                                                                                         Price Relative to
                                                           -----------------------------------------------------------------------
                                                           Earnings    Core Earnings      Book         Tangible Book        Assets
----------------------------------------------------------------------------------------------------------------------------------
The Bank (at midpoint) Full Conversion w/ Foundation       1,000.00            21.74       61.50%             61.88%        10.91%
----------------------------------------------------------------------------------------------------------------------------------
Comparable Group Median                                       15.79            15.84      155.21%            155.87%        13.68%
----------------------------------------------------------------------------------------------------------------------------------
(Discount) Premium                                         6233.12%           37.25%      -60.38%            -60.30%       -20.25%
----------------------------------------------------------------------------------------------------------------------------------

Source:  FinPro Calculations

As Figure 64 demonstrates, at the midpoint of the valuation range the Bank is priced at a premium of 37.25% on a core earnings basis offset by a discount of 60.30% applied to the Bank relative to the comparable median price to tangible book multiple.

Conversion Valuation Appraisal Report                              Page:  1 - 86
================================================================================


       VALUATION CONCLUSION


It is, therefore, our opinion that as of December 3, 1998, the estimated pro forma market value of the Bank in a full offering with foundation was $79,300,000 at the midpoint of a range with a minimum of $67,405,000 to a maximum of $91,195,000 at 15% below and 15% above the midpoint of the range respectively. Assuming an adjusted maximum value of 15% above the maximum value, the adjusted maximum value or supermaximum value in a full offering is $104,874,250. The stock will be issued at $10.00 per share.

Using the pro forma market values for a full offering shown above, the amount of stock publicly offered as part of the 8% foundation will equal 539,240 shares, 634,400 shares, 729,560 shares and 838,994 shares at the minimum, midpoint, maximum and supermaximum, respectively.

Pro forma comparisons of the Bank's value range with the Comparable Group, all public thrifts, and New York public thrifts is shown in Exhibits 9, 10, and 11.